                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



                            CORPEXEC ACCUMULATOR VUL



             CORPORATE EXECUTIVE ACCUMULATOR VARIABLE UNIVERSAL LIFE


                          PROSPECTUS--NOVEMBER 24, 2009


                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     Please use the following addresses to send policy premium payments and service requests to us:

SERVICE OFFICE:
New York Life Insurance and Annuity
  Corporation
NYLIFE Distributors, LLC
Attention: Executive Benefits
11400 Tomahawk Creek Parkway,
Suite 200
Leawood, KS 66211
Telephone: (913) 906-4000



     This prospectus describes the New York Life CorpExec Accumulator VUL policy. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS


                                       PAGE
                                       ----
Summary of Benefits and Risks......       4
  Benefits.........................       4
  Risks............................       6
Table of Fees and Expenses.........       9
Fund Annual Expenses...............      11
Definitions........................      17
Management and Organization........      19
     Insurer.......................      19
     Your Policy...................      19
     About the Separate Account....      19
Our Rights.........................      20
     The Fixed Account.............      20
     Interest Crediting............      21
     How to Reach Us for Policy
       Services....................      21
     Funds and Eligible
       Portfolios..................      21
     Investment Return.............      32
     Performance Calculations......      32
     Voting........................      33
Charges Associated with the
  Policy...........................      33
  Deductions from Premium
     Payments......................      33
     Sales Expense Charge..........      33
     State Premium Tax Charge......      34
     Federal Premium Tax Charge....      35
  Deductions from Accumulation
     Value and Fixed Account
     Value.........................      35
     Monthly Contract Charge.......      35
     Charge for Cost of Insurance..      35
     Monthly Per Thousand Face
       Amount Charge...............      36
     Rider Charges.................      36
     Loan Charges..................      36
     Mortality and Expense Risk
       Charge......................      37
     Charges for Federal Income
       Taxes.......................      37
  Allocating Expense Charge
     Deductions....................      37
  Fund Charges.....................      37
  Transaction Charges..............      38
     Partial Withdrawal Charge.....      38
     Transfer Charge...............      38
  How the Policy Works.............      38
Description of the Policy..........      39
  The Parties......................      39
     Policyowner...................      39
     Primary Insured...............      39
     Beneficiary...................      39
  The Policy.......................      39
     How the Policy is Available...      40
     Policy Premiums...............      40
     Cash Value....................      40
     Cash Surrender Value..........      40
     Alternative Cash Surrender
       Value.......................      40
     Investment Divisions and the
       Fixed Account...............      41
     Amount in the Separate
       Account.....................      41
     Determining the Value of an
       Accumulation Unit...........      41
     Amount in the Fixed Account...      42
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................      42
     Limits on Transfers...........      43
  Additional Benefits through
     Riders........................      45
     Supplementary Term Rider......      45
     Term Rider vs. Base Policy
       Coverage....................      46
     Overloan Protection Rider.....      47
     Spouse's Paid-Up Purchase
       Option Rider................      48
  Options Available at No
     Additional Charge.............      49
     Dollar-Cost Averaging.........      49
     Automatic Asset Reallocation..      50
  Tax-Free "Section 1035" Insurance
     Policy Exchanges..............      50
  24 Month Exchange Privilege......      50
Premium Payments...................      51
     Risk of Minimally Funded
       Policies....................      52
     Timing and Valuation..........      52
     Free Look.....................      52
     Premium Payments..............      53
     Premium Payments Returned for
       Insufficient Funds..........      53
Policy Payment Information.........      53
     When Life Insurance Coverage
       Begins......................      53
     Changing the Face Amount of
       Your Policy.................      53
     Policy Proceeds...............      54
     Beneficiaries or Payees.......      55
     When We Pay Policy Proceeds...      55
     Life Insurance Benefit
       Options.....................      56
     Selection of Life Insurance
       Benefit Table...............      57
     Effect of Investment
       Performance on the Death
       Benefit.....................      57
     Changing Your Life Insurance
       Benefit Option..............      58
Additional Policy Provisions.......      58
     Change of Ownership...........      58
     Records and Reports...........      59
     Limits on Our Rights to
       Challenge Your Policy.......      59
     Suicide.......................      59
     Misstatement of Age or Sex....      60
     Assignment....................      60

                                       PAGE
                                       ----
Partial Withdrawals and
  Surrenders.......................      60
  Partial Withdrawals..............      60
  Surrenders.......................      61
     Cash Value....................      61
     Cash Surrender Value..........      61
     Alternative Cash Surrender
       Value.......................      62
     Requesting a Surrender........      63
     When the Surrender is
       Effective...................      63
Loans..............................      64
     Loan Account..................      64
     Interest on Value in Loan
       Account.....................      64
     Loan Interest.................      65
     Loan Repayment................      65
     The Effect of a Policy Loan...      65
Termination and Reinstatement......      66
     Late Period...................      66
     Reinstatement Option..........      66
Federal Income Tax Considerations..      67
     Our Intent....................      67
     Tax Status of NYLIAC and the
       Separate Account............      67
     Charges for Taxes.............      67
     Diversification Standards and
       Control Issues..............      68
     Life Insurance Status of the
       Policy......................      69
     Modified Endowment Contract
       Status......................      69
     Status of the Policy After the
       Insured is Age 95...........      70
     Policy Surrenders and Partial
       Withdrawals.................      70
     Policy Loans and Interest
       Deductions..................      71
     Exchanges or Assignments of
       Policies....................      71
     Reasonableness Requirement for
       Charges.....................      71
     Other Tax Issues..............      72
     Qualified Plans...............      72
     Withholding...................      72
Distribution and Compensation
  Arrangements.....................      72
Legal Proceedings..................      73
Records and Reports................      73
Financial Statements...............      74
State Variations...................      74
Appendix A Illustration............     A-1
Obtaining Additional Information...      76



     THE CORPEXEC ACCUMULATOR VUL POLICY MAY NOT BE AVAILABLE IN YOUR JURISDICTION. PLEASE ASK YOUR REGISTERED REPRESENTATIVE FOR MORE INFORMATION.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of CorpExec Accumulator Variable Universal Life insurance ("CorpExec Accumulator VUL"). Many benefits of CorpExec Accumulator VUL have corresponding risks, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec Accumulator VUL offers permanent life insurance protection which can, over time, become a valuable asset.

     CorpExec Accumulator VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

     - the number of Accumulation Units held in each Investment Division for the policy;

     - the amount in and performance of each Investment Division in the Separate Account;

     - the amount in and the interest credited on the amount held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec Accumulator VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUM PAYMENTS

     CorpExec Accumulator VUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy.

     Unless otherwise provided in your policy, the loan value on any given date is equal to 95% of an amount equal to the Cash Value less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You may withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy Face Amount to drop below our minimum amount, we reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state premium tax, and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 81 Allocation Alternatives. The Allocation Alternatives consist of 80 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

CHANGE THE AMOUNT OF COVERAGE

     With CorpExec Accumulator VUL, you may request an increase or decrease in the policy's Face Amount. In order to request an increase or decrease in the policy's Face Amount, you must send a written request in a form acceptable to us to the Service Office address noted on the first page of this prospectus. (See "Changing the Face Amount of Your Policy".) Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See "Modified Endowment Contract Status"). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the face amount of your term insurance rider rather than increasing the Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec Accumulator VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be paid.

     - Option 1--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 2--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 3--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 95, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec Accumulator VUL offers additional insurance coverage and other benefits through the Supplementary Term Rider and the Overloan Protection Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY

     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.

     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

     If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If we do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; and (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 95 and that the owner may be subject to adverse tax consequences at that time.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, we require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. (see "Limits on Transfers" for more information). We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     - Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -  increased administrative and Fund brokerage expenses

     -  dilution of the interests of long-term investors

     An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.


--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 16.25% of premiums paid(1)
  for premiums paid up to the Target      payment is applied    Guaranteed Maximum: 19.25% of premiums paid(2)
  Premium                                    up to age 95
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 0.75% of premiums paid(3)
  for premiums paid over the Target       payment is applied    Guaranteed Maximum: 7.0% of premiums paid(4)
  Premium                                    up to age 95
--------------------------------------------------------------------------------------------------------------------------
State Premium Tax Charge                     When premium       All taxes may vary over time.
                                          payment is applied    Current: 2.00% of premiums paid(5)
                                             up to age 95       Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
--------------------------------------------------------------------------------------------------------------------------
Federal Premium Tax Charge                   When premium       All taxes may vary over time.
                                          payment is applied    Current: 1.25% of premiums paid(6)
                                             up to age 95       Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge                          At time of transfer    Current: No charge
                                                                Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
--------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge                     At time of        Current: No charge
                                              withdrawal        Guaranteed Maximum: $25
--------------------------------------------------------------------------------------------------------------------------


(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-4; 1.75% in Policy Years 5-7; and 0.00% in Policy Years 8 and beyond. If the Supplementary Term Rider ("STR") is added, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the STR, multiplied by
    (ii) the Base Face Amount divided by the Target Face Amount.

(2) Guaranteed maximum sales charges for premiums paid up to the Target Premium are reduced to 12.75% in Policy Years 2-4, 4.75% in Policy Years 5-7, and 3.00% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments made over the Target Premium are 4.00% in Years 2-4, 1.75% in 5-7, and 0.00% in Years 8 and beyond.

(4) Guaranteed maximum sales expense charges for premiums paid over the Target Premium are reduced to 4.75% in years 5-7 and 3% in years 8 and beyond.

(5) Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(6) Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding Fund fees and expenses.


--------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(1)                  Each Monthly       Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                            Deduction Day       Risk(2)
                                          applied to Age 95
                                                                Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

                                                                Representative Insured (Male, Age 45, Non-Smoker): $0.19
                                                                per $1,000 of Net Amount at Risk
                                                                (Guaranteed Maximum Charge for Representative insured)

--------------------------------------------------------------------------------------------------------------------------
Monthly Contract Charge                        Monthly          Current: $0 Policy Year 1, $10 thereafter ($120 annually)

                                                                Guaranteed Maximum: $15 ($180 annually)

--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge              Monthly          Current: 0.45% of the first $25,000 of separate account
  as a % of separate account value                              value; 0.37% of  separate account value between $25,000
                                                                and $200,000; and 0.20% of separate account value greater
                                                                than $200,000 in Policy Years 1-10(3)

                                                                Guaranteed Maximum: 0.90%

--------------------------------------------------------------------------------------------------------------------------
Per Thousand Face Amount Charge(1)           Each Monthly       Guaranteed Maximum: $1.20 per $1,000
  applied against                           Deduction Day       Guaranteed Minimum: $0.05 per $1,000
  Base Face Amount and                    applied to Age 95     Representative Insured (Male, Age 45, Non-Smoker): $0.05
  Term Face Amount                                              per $1,000 (Guaranteed Maximum Charge for Representative
                                                                insured)

--------------------------------------------------------------------------------------------------------------------------
RIDERS
Supplementary Term Rider(1)              Monthly until rider    Guaranteed Maximum: $83.33 per $1,000 of net amount at
                                               expires          risk.

                                                                Guaranteed Minimum: $0.04 per $1,000 of net amount at
                                                                risk.

                                                                Representative Insured (Male, Age 45, Non-Smoker): $0.19
                                                                per $1,000 of net amount at risk.
--------------------------------------------------------------------------------------------------------------------------
Overloan Protection Rider                 When you exercise     Percentage of Policy Cash Value that varies by attained
                                             the benefit        Age, class of risk and gender of Insured
--------------------------------------------------------------------------------------------------------------------------
Loan Interest                             Monthly while loan    Current: 4.00% per year.
                                              balance is        Guaranteed Maximum: 6.00% per year.
                                             outstanding
--------------------------------------------------------------------------------------------------------------------------


(1) This charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyholders with the same employer as the insured, and the amount of the employer's contribution (if any) to premium payments. The charge shown may not be representative of the charge you will pay. These charges may also vary based upon the state in which your policy is issued. For more information about particular Cost of Insurance, Per Thousand Face Amount and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit divided by
    1.0032737 minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

(3) The current Mortality and Expense Risk Charge is reduced in year 11 and later to 0.40% of the first $25,000 of separate account value; 0.32% of separate account value between $25,000 and $200,000; and 0.15% of separate account value over $200,000.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2008. Fund expenses may be higher or lower in the future.


------------------------------------------------------------------------------
TOTAL ANNUAL FUND                                  ---------------------------
OPERATING EXPENSES(1,2)                         MINIMUM            MAXIMUM
                                                 0.10%              4.86%
------------------------------------------------------------------------------



 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2008. This information is provided by the Funds and their agents. The information is based on 2008 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.
 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

--------------------------------------------------------------------------------

     More information concerning each underlying Fund's fees and expenses is contained in the tables below and in prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.

                        ANNUAL FUND OPERATING EXPENSES(#)

-------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL
                                                              DISTRIBUTION                ACQUIRED         CLASS
                                  ADVISORY   ADMINISTRATION    AND SERVICE     OTHER      FUND FEES      OPERATING
              FUND                   FEE           FEE         (12B-1) FEE   EXPENSES   AND EXPENSES    EXPENSES(A)
-------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2010--Initial Class                N/A           N/A             N/A         0.00%        0.56%          0.56%
-------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2020--Initial Class                N/A           N/A             N/A         0.00%        0.63%          0.63%
-------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2030--Initial Class                N/A           N/A             N/A         0.00%        0.67%          0.67%
-------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2040--Initial Class                N/A           N/A             N/A         0.00%        0.68%          0.68%


-------------------------------------------------------------------------------------------------------------------



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(a) Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund's prospectus because the total annual operating expenses shown above include acquired fund fees and expenses. Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceeds 0.00%. This arrangement may be discontinued at any time.

------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL FUND
                                     ADVISORY       ADMINISTRATION      12B-1             OTHER           ANNUAL
               FUND                    FEES              FEES        FEES(sec.)         EXPENSES        EXPENSE(A)
------------------------------------------------------------------------------------------------------------------
MainStay VP Bond--Initial Class        0.49%(b)(c)       0.00%          0.00%             0.06%            0.55%

------------------------------------------------------------------------------------------------------------------


MainStay VP Growth
Equity--Initial Class                  0.61%(f)(c)       0.00%          0.00%             0.05%(d)         0.66%(e)

------------------------------------------------------------------------------------------------------------------


MainStay VP Cash Management            0.43%(g)          0.00%          0.00%             0.07%            0.50%(h)

------------------------------------------------------------------------------------------------------------------


MainStay VP Common Stock--Initial
Class                                  0.54%(i)(c)       0.00%          0.00%             0.06%(d)         0.60%(e)

------------------------------------------------------------------------------------------------------------------


MainStay VP Convertible--Initial
Class                                  0.60%(j)(c)       0.00%          0.00%             0.07%            0.67%

------------------------------------------------------------------------------------------------------------------


MainStay VP Floating
Rate--Initial Class                    0.60%(k)          0.00%          0.00%             0.09%            0.69%

------------------------------------------------------------------------------------------------------------------


MainStay VP Government--Initial
Class                                  0.50%(l)          0.00%          0.00%             0.07%            0.57%

------------------------------------------------------------------------------------------------------------------


MainStay VP High Yield Corporate
Bond--Initial Class                    0.57%(m)(c)       0.00%          0.00%             0.05%            0.62%

------------------------------------------------------------------------------------------------------------------


MainStay VP ICAP Select
Equity--Initial Class                  0.77%(n)          0.00%          0.00%             0.06%            0.83%

------------------------------------------------------------------------------------------------------------------


MainStay VP International
Equity--Initial Class                  0.89%(o)(c)       0.00%          0.00%             0.13%            1.02%(e)(p)

------------------------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Core--Initial
Class                                  0.85%(q)          0.00%          0.00%             0.09%(d)         0.94%(e)

------------------------------------------------------------------------------------------------------------------


MainStay VP S&P 500
Index--Initial Class                   0.30%(t)          0.00%          0.00%             0.05%            0.35%

------------------------------------------------------------------------------------------------------------------


MainStay VP U.S. Small
Cap--Initial Class (available
11/20/09)                              0.80%(r)          0.00%          0.00%             0.15%            0.95%

------------------------------------------------------------------------------------------------------------------


AIM V.I. Global Real Estate
Fund--Series I Shares                  0.75%(k)          0.00%          0.00%             0.42%            1.17%(v)

------------------------------------------------------------------------------------------------------------------


AIM V.I. International Growth
Fund--Series I Shares                  0.71%(k)          0.00%          0.00%             0.37%(w)         1.08%(v)(x)

------------------------------------------------------------------------------------------------------------------


AIM V.I. Mid Cap Core Equity Fund      0.72%               N/A            N/A             0.35%(s)         1.04%(u)

------------------------------------------------------------------------------------------------------------------


Alger American SMidCap
Growth--Class O Shares (formerly
Alger American SmallCap and
MidCap Growth)(z)                      0.81%(k)          0.00%          0.00%            3.790%            4.60%(y)

------------------------------------------------------------------------------------------------------------------


Alliance Bernstein VPS
International Value
Portfolio--Class A                     0.74%(k)          0.00%          0.00%             0.07%            0.81%

------------------------------------------------------------------------------------------------------------------


Alliance Bernstein VPS Small/Mid
Cap Value Portfolio--Class A           0.75%(k)          0.00%          0.00%             0.11%            0.86%

------------------------------------------------------------------------------------------------------------------


American Century VP Value--Class
II                                     0.84%(aa)         0.00%          0.25%             0.01%(bb)        1.10%

------------------------------------------------------------------------------------------------------------------


American Funds Asset Allocation
Fund--Class 2 Shares*                  0.31%(k)          0.00%          0.25%             0.01%            0.57%(cc)

------------------------------------------------------------------------------------------------------------------


American Funds Global Growth
Fund--Class 1 Shares                   0.53%(k)          0.00%          0.00%             0.02%            0.55%

------------------------------------------------------------------------------------------------------------------


American Funds Global Small
Capitalization Fund--Class 2
Shares*                                0.71%(k)          0.00%          0.25%             0.03%            0.99%(cc)

------------------------------------------------------------------------------------------------------------------


American Funds Growth Fund--Class
2 Shares*                              0.32%(k)          0.00%          0.25%             0.01%            0.58%(cc)

------------------------------------------------------------------------------------------------------------------


American Funds Growth-Income
Fund--Class 2 Shares*                  0.27%(k)          0.00%          0.25%             0.01%            0.53%(cc)

------------------------------------------------------------------------------------------------------------------


American Funds International
Fund--Class 2 Shares*                  0.49%(k)          0.00%          0.25%             0.03%            0.77%(cc)

------------------------------------------------------------------------------------------------------------------


Davis Value Portfolio                  0.75%             0.00%          0.00%             0.07%            0.82%(dd)

------------------------------------------------------------------------------------------------------------------


Delaware VIP International Value
Equity
Series--Standard Class                 0.85%(k)          0.00%          0.00%             0.20%(ee)        1.05%

------------------------------------------------------------------------------------------------------------------


Dreyfus IP Technology Growth
Portfolio--Initial Class               0.75%(cc)         0.00%          0.00%             0.11%(ff)        0.86%

------------------------------------------------------------------------------------------------------------------


DWS Dreman Small Mid Cap Value
VIP--Class A Shares                    0.64%(k)          0.00%          0.00%             0.15%(gg)        0.79%

------------------------------------------------------------------------------------------------------------------


DWS Global Opportunities
VIP--Class A Shares                    0.89%(k)          0.00%          0.00%             0.22%(hh)        1.10%(ii)

------------------------------------------------------------------------------------------------------------------


DWS Small Cap Index VIP--Class A
Shares                                 0.35%(k)          0.00%          0.00%             0.19%(hh)        0.54%

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP
Contrafund(R)--Initial Class           0.56%(k)          0.00%          0.00%             0.10%            0.66%(kk)

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Equity
Income--Initial Class                  0.46%(k)          0.00%          0.00%             0.11%            0.57%

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Growth--Initial
Class                                  0.56%(k)          0.00%          0.00%             0.12%            0.68%(kk)

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Index
500--Initial Class                     0.10%(k)          0.00%          0.00%             0.00%            0.10%(ll)

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Investment Grade
Bond--Initial Class                    0.32%(k)          0.00%          0.00%             0.11%            0.43%

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Mid Cap--Initial
Class                                  0.56%(k)          0.00%          0.00%             0.12%            0.68%(kk)

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Money
Market--Initial Class                  0.19%             0.00%          0.00%             0.10%            0.29%

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Overseas--Initial
Class                                  0.71%(k)          0.00%          0.00%             0.16%            0.87%(kk)


------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL FUND
                                     ADVISORY       ADMINISTRATION      12B-1             OTHER           ANNUAL
               FUND                    FEES              FEES        FEES(sec.)         EXPENSES        EXPENSE(A)
------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Value
Leaders--Initial Class                 0.56%(k)          0.00%          0.00%             0.25%            0.81%

------------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Value
Strategies--Service Class 2            0.56%(k)          0.00%          0.25%             0.18%            0.99%(kk)

------------------------------------------------------------------------------------------------------------------


Janus Aspen Balanced
Portfolio--Institutional Shares        0.55%(mm)         0.00%          0.00%             0.02%            0.57%(nn)

------------------------------------------------------------------------------------------------------------------


Janus Aspen Enterprise
Portfolio--Institutional Shares
(formerly Janus Aspen Series
MidCap Growth)                         0.64%(mm)         0.00%          0.00%             0.03%            0.67%(nn)

------------------------------------------------------------------------------------------------------------------


Janus Aspen Forty
Portfolio--Institutional Shares        0.64%(mm)         0.00%          0.00%             0.04%(oo)        0.68%(nn)

------------------------------------------------------------------------------------------------------------------


Janus Aspen Worldwide
Portfolio--Institutional
Shares(qq) (formerly Janus Aspen
Series Worldwide Growth)               0.50%(pp)         0.00%          0.00%             0.03%            0.53%(nn)

------------------------------------------------------------------------------------------------------------------


Lazard Retirement International
Equity Portfolio--Service Shares       0.75%(k)          0.00%          0.25%             0.17%            1.17%

------------------------------------------------------------------------------------------------------------------


Lord Abbett Mid-Cap Value
Portfolio                              0.75%(k)          0.04%          0.00%             0.36%            1.15%

------------------------------------------------------------------------------------------------------------------


LVIP Baron Growth Opportunities
Fund--Service Class                    1.00%(k)          0.00%          0.25%             0.09%            1.34%(rr)

------------------------------------------------------------------------------------------------------------------

MFS(R) Global Total Return
Portfolio                               0.75(k)          0.00%          0.00%             0.26%            0.90%(ss)

------------------------------------------------------------------------------------------------------------------


MFS(R) Utilities Series--Initial
Class                                  0.72%(k)          0.00%          0.00%             0.09%            0.81%(ss)

------------------------------------------------------------------------------------------------------------------


MFS(R) Value Series--Initial
Class                                  0.75%(k)          0.00%          0.00%             0.09%            0.84%(ss)

------------------------------------------------------------------------------------------------------------------


Morgan Stanley UIF Emerging
Markets Debt Portfolio--Class I        0.75%(k)          0.00%          0.00%             0.35%            1.10%(tt)

------------------------------------------------------------------------------------------------------------------


Morgan Stanley UIF Emerging
Markets Equity Portfolio--Class I      1.21%(k)          0.00%          0.00%             0.41%            1.62%(tt)

------------------------------------------------------------------------------------------------------------------


Morgan Stanley UIF U.S. Mid Cap
Value Portfolio--Class I               0.72%(k)          0.00%          0.00%             0.30%(uu)        1.02%(tt)

------------------------------------------------------------------------------------------------------------------


Morgan Stanley UIF U.S. Real
Estate Portfolio--Class I              0.77%(k)          0.00%          0.00%             0.30%(vv)        1.07%(tt)(ww)

------------------------------------------------------------------------------------------------------------------


Neuberger Berman AMT Partners
Portfolio(R)--Class I                  0.84%(xx)         0.00%          0.00%             0.11%            0.95%(yy)

------------------------------------------------------------------------------------------------------------------


Oppenheimer Capital Appreciation
Fund/VA--Non-Service Shares            0.65%(k)          0.00%          0.00%             0.01%(jjj)       0.66%(zz)

------------------------------------------------------------------------------------------------------------------


PIMCO Global Bond
(unhedged)--Administrative Class
Shares                                 0.75%(aaa)        0.00%          0.15%(bbb)        0.07%(ccc)       0.97%

------------------------------------------------------------------------------------------------------------------


PIMCO High Yield--Administrative
Class Shares                           0.60%(aaa)        0.00%          0.15%(bbb)        0.00%            0.75%

------------------------------------------------------------------------------------------------------------------


PIMCO Long-Term U.S.
Government--Administrative Class
Shares                                0.475%(aaa)        0.00%          0.15%(bbb)        0.01%(ccc)      0.635%

------------------------------------------------------------------------------------------------------------------


PIMCO Low
Duration--Administrative Class
Shares                                 0.50%(aaa)        0.00%          0.15%(bbb)        0.05%(ccc)       0.70%

------------------------------------------------------------------------------------------------------------------


PIMCO Real Return--Administrative
Class Shares                           0.50%(aaa)        0.00%          0.15%(bbb)        0.06%(ccc)       0.71%

------------------------------------------------------------------------------------------------------------------


PIMCO Total
Return--Administrative Class
Shares                                 0.50%(aaa)        0.00%          0.15%(bbb)        0.23%(ccc)       0.88%

------------------------------------------------------------------------------------------------------------------


Royce Micro-Cap
Portfolio--Investment Class            1.25%             0.00%          0.00%             0.07%            1.32%

------------------------------------------------------------------------------------------------------------------


Royce Small-Cap
Portfolio--Investment Class            1.00%             0.00%          0.00%             0.07%            1.07%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price Blue Chip Growth
Portfolio                              0.85%(ddd)        0.00%          0.00%             0.00%            0.85%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Income
Portfolio                              0.85%(ddd)        0.00%          0.00%             0.00%            0.85%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Index 500
Portfolio                              0.40%(ddd)        0.00%          0.00%             0.00%            0.40%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price International Stock
Portfolio                              1.05%(ddd)        0.00%          0.00%             0.00%            1.05%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price Limited-Term Bond        0.70%(ddd)        0.00%          0.00%             0.00%            0.70%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price New America Growth
Portfolio                              0.85%(ddd)        0.00%          0.00%             0.00%            0.85%

------------------------------------------------------------------------------------------------------------------


T. Rowe Price Personal Strategy
Balanced Portfolio                     0.90%(ddd)        0.00%          0.00%             0.00%            0.90%(eee)

------------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Multi-Manager
Alternatives Fund--Initial Class
(formerly Van Eck Worldwide
Absolute Return Fund)                  2.50%(k)          0.00%          0.00%             2.36%(fff)       4.86%(ggg)

------------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Bond
Fund--Initial Class                    1.00%(k)          0.00%          0.00%             0.17%            1.17%(hhh)

------------------------------------------------------------------------------------------------------------------


Van Eck Worldwide Hard
Assets--Initial Class                  0.88%(k)          0.00%          0.00%             0.12%(iii)       1.00%



------------------------------------------------------------------------------------------------------------------



sec. Because the 12b-1 fee charge is ongoing, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2008, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2008 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

(c)     Expenses have been restated to reflect current fees.

(d) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.

(e) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of the Portfolio's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(f) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.

(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.

(h) From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

(i) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

(j) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.

(k)     The fees designated as "Advisory Fees" reflect "Management Fees."

(l) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

(m) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

(n) The fees designated as "Advisory Fees" reflect "Management Fees". The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion.

(o) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

(p) In addition to the Net Annual Fund Operating Expenses that the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the other Underlying Portfolios/Funds in which the Portfolio invests. The table in the Portfolio's prospectus shows the Portfolio's estimated indirect expenses from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2008. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Portfolios/Underlying Funds and the actual expenses of the Underlying Portfolios/Funds.

(q) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

(r) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

(s)     Includes acquired fund expenses of 0.03%.

(t) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee so that the fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.30% and 0.55%, respectively for Initial Class and Service Class shares. This arrangement can be modified or discontinued by the New York Life Investments Board at any time.

(u) Reflects fee waiver of 0.03%. The fund's advisor has contractually, agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from affiliated money market funds on investments by the fund of uninvested cash. The fund's advisor has also contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of fund shares to the extent necessary to limit total annual fund operating expenses to 1.30% of average daily net assets.

(v) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating

        Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
        (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

(w) Includes Acquired Fund Fees and Expenses of $0.02. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(x) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

(y) The Manager has contractually agreed to waive its fee and/or reimburse portfolio expenses through December 31, 2008 to the extent necessary to limit the total annual fund operating expenses of the Class O Shares of the portfolio to 1.00% of the Portfolio's average daily net assets.

(z)     From 1/2/08 (commencement of operations) to 12/31/08.

(aa) The fees designated as "Advisory Fees" reflect "Management Fees". The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management section of the fund's prospectus.

(bb) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(cc) Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the fund's prospectus and annual report.

(dd) These expenses reflect operations for the year ended December 31, 2008. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There may be additional expenses charged by insurance companies.

(ee)    Other expenses adjusted for retirement plan expenses.

(ff) Other expenses include expenses of 0.01% for acquired portfolio fees and expenses.

(gg) "Management Fee" restated on an annualized basis to reflect fee changes which took effect May 1, 2008. "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

(hh) "Other Expenses" includes an administrative services fee paid to the Advisor in the amount of 0.10% of average daily net assets.

(ii) Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at ratios no higher than 1.10% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(kk) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) VIP Contrafund(R)--Initial Class, 0.67% for Fidelity(R) VIP Growth--Initial Class and Fidelity(R) VIP Mid Cap--Initial Class, 0.84% for Fidelity(R) VIP Overseas--Initial Class, and 0.98% for Fidelity(R) VIP Value Strategies--Service Class 2. These offsets may be discontinued at any time.

(ll) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(mm) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year.

(nn) Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.

(oo) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables of the Portfolio's Prospectus does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

(pp) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Janus Portfolio to Janus Capital as of the end of the fiscal year. For the Worldwide Portfolio this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.

(qq) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is

        0.60% for the Worldwide Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").

(rr) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the Funds' Service Class to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser
        (LIA) provides written notice of termination to the Fund.

(ss) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, Total Fund Annual Expenses would be lower. For the MFS Global Total Return Portfolio, MFS has agreed to bear the fund's expenses such that Total Fund Annual Expense does not exceed 0.90%. This agreement is in effect until April 30, 2010.

(tt) Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio--Institutional Class during the period. As a result of such rebate, the expenses as a percentage of the Fund's net assets were effected by less than 0.005%.

(uu) The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. "Other Expenses" in this table includes an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2008. Actual Acquired Fund expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds. Since "Acquired Fund Fees & Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Portfolio's Financial Highlights section.

(vv)    Includes 0.02% "Other Non Operational or Investment Related Expenses".

(ww) For the fiscal year ended December 31, 2008, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.07% for Class I. The total annual portfolio operating expenses excluding certain investment related expense was 1.05% for Class I. These fee waivers and/or expense reimbursements can be discontinued at any time.

(xx) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".

(yy) Neuberger Berman Management LLC ("NBM") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Partners Portfolios. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(zz) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed that expense limitation described above. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

(aaa) The fees designated as "Advisory Fees" reflect "Management Fees". "Management Fees" reflect advisory fees and supervisory and administrative fees payable by the Fund to PIMCO.

(bbb)   The fees designated as "12b-1 fees" reflect "Service Fees."

(ccc) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(ddd) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."

(eee) Excludes expenses permanently waived 0.04%, 0.02%, 0.02%, 0.02%, and 0.03%, of average net assets for the years ended 12/31/08, 12/31/07, 12/31/06, 12/31/05, and 12/31/04, respectively, related to investments in T. Rowe Price mutual funds. Actual expenses paid by the fund were 0.86% due to the credit received from investing in certain T. Rowe Price mutual funds (acquired fees and expenses of 0.04% were completely offset by a mandatory reduction in the fund's management fee of the same amount); this credit totaled 0.04% in fiscal 2008 but will vary with the amount invested in the T. Rowe Price mutual funds.

(fff)   Includes Acquired Expenses of 0.13%.

(ggg) For the period May 1, 2009 through April 30, 2010, the Adviser has contractually agreed to waive fees and expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets. The agreement to limit the total Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in Underlying Funds.

(hhh) Net effect of expense waiver to average net assets for the period ended 12/31/08 was 0.07%.

(iii)   Includes Acquired Expenses of 0.01%.

(jjj) Effective May 1, 2009, Other Expenses will be 0.11%, and Total Fund Annual Expenses will be 0.76%.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 80 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 PM Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day".

CASH SURRENDER VALUE:  The Cash Value less Policy Debt.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"):   An Internal Revenue Service ("IRS")
test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount of the policy shown on the Policy Data Page, plus or minus any changes made to the initial face amount. The initial value of the term insurance benefit provided through the Supplementary Term Rider may be referred to as the Term Face Amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY: The date as of which we deduct from cash value the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, the per thousand Face Amount charge, and a rider charge for the cost of any additional riders. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET PREMIUM: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET FACE AMOUNT: For policyholders who have a Supplementary Term Rider the sum of the Face Amount of the policy at the time the Supplementary Term Rider is issued plus, the Term Face Amount.

TARGET PREMIUM: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CorpExec Accumulator VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.

     The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load ("DPL") Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also see the State Variations section of this prospectus for a summary of certain state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.

     The Separate Account currently consists of 95 Investment Divisions and 80 are available under a policy. You may invest in a total of 20 Allocation Alternatives at any one time. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     - add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     - deregister the Separate Account under the 1940 Act;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts;

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     - change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You may reach us at our Service Office address listed on the first page of this prospectus.

FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from "Rule 12b-1" fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

     The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

     The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses found at the end of this prospectus. You should read a Fund's prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.



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                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:            New York Life Investment
                                        Management LLC ("New York Life
                                                 Investments")

  --MainStay VP Bond--Initial              New York Life Investments       - Seeks highest
     Class                                                                   income over the
                                                                             long term
                                                                             consistent with
                                                                             preservation of
                                                                             principal.
  --MainStay VP Growth                    Subadviser: Madison Square       - Seeks long-term
     Equity--Initial Class                   Investors LLC ("MSI")           growth of capital.
                                                                             Dividend income, if
                                                                             any, is an
                                                                             incidental
                                                                             consideration.
  --MainStay VP Cash Management            Subadviser: New York Life       - Seeks as high a
                                                  Investments                level of current
                                                                             income as is
                                                                             considered
                                                                             consistent with the
                                                                             preservation of
                                                                             capital and
                                                                             liquidity.

  --MainStay VP Common                          Subadviser: MSI            - Seeks long-term
     Stock--Initial Class                                                    growth of capital,
                                                                             with income as a
                                                                             secondary
                                                                             consideration.
  --MainStay VP                         Subadviser: MacKay Shields, LLC    - Seeks capital
     Convertible--Initial Class                   ("MacKay")                 appreciation
                                                                             together with
                                                                             current income.

  --MainStay VP Floating                   New York Life Investments       - Seeks to provide
     Rate--Initial Class                                                     high current
                                                                             income.
  --MainStay VP                               Subadviser: MacKay           - Seeks a high level
     Government--Initial Class                                               of current income,
                                                                             consistent with
                                                                             safety of
                                                                             principal.
  --MainStay VP High Yield                    Subadviser: MacKay           - Seeks maximum
     Corporate Bond--Initial                                                 current income
     Class                                                                   through investment
                                                                             in a diversified
                                                                             portfolio of high
                                                                             yield, high risk
                                                                             debt securities.
                                                                             Capital
                                                                             appreciation is a
                                                                             secondary
                                                                             objective.
  --MainStay VP ICAP Select                Subadviser: Institutional       - Seeks superior
     Equity--Initial Class                   Capital LLC ("ICAP")            total return.
  --MainStay VP International                 Subadviser: MacKay           - Seeks to provide
     Equity--Initial Class                                                   long-term growth of
                                                                             capital
                                                                             commensurate with
                                                                             an acceptable level
                                                                             of risk by
                                                                             investing in a
                                                                             portfolio
                                                                             consisting
                                                                             primarily of non-
                                                                             U.S. equity
                                                                             securities. Current
                                                                             income is a
                                                                             secondary
                                                                             objective.
  --MainStay VP Mid Cap                         Subadviser: MSI            - Seeks long-term
     Core--Initial Class                                                     growth of capital.
  --MainStay VP S&P 500                         Subadviser: MSI            - Seeks to provide
     Index--Initial Class                                                    investment results
                                                                             that correspond to
                                                                             the total return
                                                                             performance
                                                                             (reflecting
                                                                             reinvestment of
                                                                             dividends) of
                                                                             common stocks in
                                                                             the aggregate, as
                                                                             represented by the
                                                                             S&P 500(R) Index.
  --MainStay VP U.S. Small               Subadviser: Epoch Investment      - Seeks long-term
     Cap--Initial Class (available              Partners, Inc.               capital
     11/20/09)                                                               appreciation by
                                                                             investing primarily
                                                                             in securities of
                                                                             small-cap
                                                                             companies.

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 AIM Variable Insurance Funds
  --AIM V.I. International                Invesco Aim Advisors, Inc.*      - The Fund's
     Growth Fund--Series I               Subadviser: Advisory entities       investment
     Shares                               affiliated with Invesco Aim        objective is to
                                                Advisors, Inc.               long-term growth of
                                                                             capital.


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-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds
 (continued):

  --AIM V.I. Global Real Estate               Subadviser: Invesco          - The Fund's
     Fund--Series I Shares              International (N.A.), Inc. and       investment
                                         eight other advisory entities       objective is high
                                          affiliated with Invesco Aim        total return
                                                Advisors, Inc.               through growth of
                                                                             capital and current
                                                                             income.
  --AIM V.I. Mid Cap Core Equity          Invesco Aim Advisors, Inc.       The fund's investment
     Fund--Series I Shares               Subadvisor: Advisory entities     objective is long-
                                          affiliated with Invesco Aim      term growth of
                                                Advisors, Inc.             capital. It seeks
                                                                           tomeet its objective
                                                                           by investment,
                                                                           notmally, at least
                                                                           80% of its assets in
                                                                           equity securities,
                                                                           including convertible
                                                                           securities, of mid-
                                                                           capitalization
                                                                           companies.
-------------------------------------------------------------------------------------------------


 The Alger American Fund                  Fred Alger Management, Inc.
  --Alger American SMidCap                                                 - Seeks long-term
     Growth--Class O Shares                                                  capital
     (formerly Alger American                                                appreciation.
     Smallcap and Midcap Growth)
-------------------------------------------------------------------------------------------------


 AllianceBernstein(R) Variable              AllianceBernstein L.P.
 Products Series Fund, Inc.
  --AllianceBernstein VPS                                                  - Seeks long-term
     International Value                                                     growth of capital.
     Portfolio--Class A Shares
  --AllianceBernstein VPS                                                  - Seeks long-term
     Small/MidCap Value                                                      growth of capital.
     Portfolio--Class A Shares
-------------------------------------------------------------------------------------------------


 American Century Variable                     American Century
 Portfolios, Inc.                         Investment Management, Inc.

  --American Century VP                                                    - Seeks long-term
    Value--Class II                                                          capital growth.
                                                                             Income is a
                                                                             secondary
                                                                             objective.
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 American Funds(R) Insurance                 Capital Research and
 Series                                       Management Company
                                                   ("CRMC")


  --American Funds Asset                                                   - High total return
     Allocation Fund--Class 2                                                (including income
                                                                             and capital gains)
                                                                             consistent with
                                                                             long-term
                                                                             preservation of
                                                                             capital by
                                                                             investing in a
                                                                             diversified
                                                                             portfolio of common
                                                                             stocks and other
                                                                             equity securities,
                                                                             bonds and other
                                                                             intermediate and
                                                                             long-term debt
                                                                             securities, and
                                                                             money market
                                                                             investments (debt
                                                                             securities maturing
                                                                             in one year or
                                                                             less).

  --American Funds Global                                                  - Long-term growth of
     Small Capitalization                                                    capital by
     Fund--Class 2                                                           investing primarily
                                                                             in stocks of
                                                                             smaller companies
                                                                             located around the
                                                                             world.

  --American Funds Global Growth                                           - The fund seeks
     Fund--Class I                                                           growth by investing
                                                                             primarily in common
                                                                             stocks of companies
                                                                             located around the
                                                                             world.

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-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 American Funds(R) Insurance Series
 (continued):



  --American Funds Growth                                                  - Long-term growth of
     Fund--Class 2                                                           capital by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             companies that
                                                                             appear to offer
                                                                             superior
                                                                             opportunities for
                                                                             growth of capital.
                                                                             In seeking to
                                                                             pursue its
                                                                             investment
                                                                             objective, the Fund
                                                                             may invest in the
                                                                             securities of
                                                                             issuers
                                                                             representing a
                                                                             broad range of
                                                                             market
                                                                             capitalizations.

  --American Funds Growth-Income                                           - Growth of capital
     Fund--Class 2                                                           and income by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             other securities
                                                                             that demonstrate
                                                                             the potential for
                                                                             appreciation and/or
                                                                             dividends.

  --American Funds International                                           - Long-term growth of
     Fund--Class 2                                                           capital by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             companies located
                                                                             outside the United
                                                                             States.
-------------------------------------------------------------------------------------------------



 Davis Variable Account Fund, Inc.       Davis Selected Advisers, L.P.
                                               Subadviser: Davis
                                          Selected Advisers--NY, Inc.


  --Davis Value Portfolio                                                  - Seeks long-term
                                                                             growth of capital.
-------------------------------------------------------------------------------------------------



 Delaware VIP Trust                           Delaware Management
                                                    Company

  --Delaware VIP International                                             - Seeks long-term
     Value Equity Series--                                                   growth without
     Standard Class                                                          undue risk to
                                                                             principal.
-------------------------------------------------------------------------------------------------



 Dreyfus Investment Portfolios              The Dreyfus Corporation


  --Dreyfus IP Technology                                                  - Seeks capital
     Growth--Initial Shares                                                  appreciation.
-------------------------------------------------------------------------------------------------



 DWS Investments VIT Funds                    Deutsche Investment
                                           Management Americas Inc.
  --DWS Small Cap Index  VIP--Class       Subadviser: Northern Trust       - Seeks to replicate,
 A Shares                                      Investments, N.A.             as closely as
                                                                             possible, before
                                                                             the deduction of
                                                                             expenses, the
                                                                             performance of the
                                                                             Russell 2000 Index,
                                                                             which emphasizes
                                                                             stocks of small
                                                                             U.S. companies.
-------------------------------------------------------------------------------------------------



 DWS Variable Series I                  Deutsche Investment Management
                                                 Americas Inc.

  --DWS Global Opportunities                                               - Seeks above-average
     VIP--Class A Shares                                                     capital
                                                                             appreciation over
                                                                             the long term.
-------------------------------------------------------------------------------------------------



 DWS Variable Series II                       Deutsche Investment
                                           Management Americas Inc.
  --DWS Dreman Small Mid                   Subadviser: Dreman Value        - Seeks long-term
     Cap Value VIP--Class A                    Management L.L.C.             capital
     Shares                                                                  appreciation.
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance                 Fidelity Management &
 Products                                  Research Company ("FMR")

  --Fidelity(R) VIP                       Subadvisers: FMR Co., Inc.       - Seeks long-term
     Contrafund(R)--Initial Class                  ("FMRC"),                 capital
                                        Fidelity Research and Analysis       appreciation.
                                               Company ("FRAC"),
                                             Fidelity Management &
                                             Research (U.K.) Inc.
                                                 ("FMR U.K."),
                                             Fidelity Management &
                                             Research (Hong Kong)
                                             Limited ("FMR H.K.")

                                             Fidelity Management &
                                             Research (Japan) Inc.
                                                 ("FMR Japan")
                                                FIL Investment
                                              Advisors ("FIIA"),
                                                FIL Investment
                                            Advisors (U.K.) Limited
                                               ("FIIA (U.K.)L"),
                                          Fidelity Investments Japan
                                                Limited ("FIJ")

  --Fidelity(R) VIP Equity-                    Subadvisers: FMRC           - Seeks reasonable
     Income--Initial Class                           FRAC                    income. The fund
                                                   FMR U.K.                  will also consider
                                                     FIIA                    the potential for
                                                 FIIA (U.K.) L               capital
                                                      FIJ                    appreciation. The
                                                   FMR H.K.                  fund's goal is to
                                                   FMR Japan                 achieve a yield
                                                                             which exceeds the
                                                                             composite yield on
                                                                             the securities
                                                                             comprising the
                                                                             Standard &
                                                                             Poor's(SM) Index
                                                                             (S&P 500(R)).

  --Fidelity(R) VIP                            Subadvisers: FMRC           - Seeks to achieve
     Growth--Initial Class                           FRAC                    capital
                                                   FMR U.K.                  appreciation.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
                                                   FMR H.K.
                                                   FMR Japan

  --Fidelity(R) VIP Index                 Subadvisers: Geode Capital       - Seeks investment
     500--Initial Class                           Management                 results that
                                                     FMRC                    correspond to the
                                                                             total return of
                                                                             common stocks
                                                                             publicly traded in
                                                                             the United States,
                                                                             as represented by
                                                                             the S&P 500(R).

  --Fidelity(R) VIP Investment               Subadvisers: Fidelity         - Seeks as high a
     Grade Bond--Initial Class                 Investments Money             level of current
                                            Management, Inc. (FIMM)          income as is
                                                FRAC, FMR U.K.               consistent with the
                                                   FMR H.K.                  preservation of
                                                   FMR Japan                 capital.
                                                     FIIA
                                                 FIIA (U.K.) L

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance
 Products Fund (continued):



  --Fidelity(R) VIP Mid-Cap--                  Subadvisers: FMRC           - Seeks long-term
     Initial Class                                   FRAC                    growth of capital.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
                                                   FMR H.K.
                                                   FMR Japan

  --Fidelity(R) VIP Money                      Subadvisers: FRAC           - Seeks as high a
     Market--Initial Class                           FIMM                    level of current
                                                     FIIA                    income as is
                                                 FIIA (U.K.) L               consistent with
                                                   FMR U.K.                  preservation of
                                                   FMR H.K.                  capital and
                                                   FMR Japan                 liquidity.

  --Fidelity(R) VIP                            Subadvisers: FMRC           - Seeks long-term
     Overseas--Initial Class                         FRAC                    growth of capital.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
                                                   FMR H.K.
                                                   FMR Japan

  --Fidelity(R) VIP Value                      Subadvisers: FMRC           - Seeks capital
     Leaders--Initial Class                          FRAC                    appreciation.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
                                                   FMR H.K.
                                                   FMR Japan

  --Fidelity(R) VIP Value                      Subadvisers: FMRC           - Seeks capital
     Strategies--Service Class 2                     FRAC                    appreciation.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
                                                   FMR H.K.
                                                   FMR Japan
-------------------------------------------------------------------------------------------------



 Fidelity(R) Variable Insurance            Strategic Advisers, Inc.
 Products Freedom Funds

  --Fidelity(R) VIP Freedom 2010                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2020                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity(R) Variable Insurance
 Products Freedom Funds
 (continued):



  --Fidelity(R) VIP Freedom 2030                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2040                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.
-------------------------------------------------------------------------------------------------



 Janus Aspen Series                              Janus Capital
                                                Management, LLC


  --Janus Aspen Balanced                                                   - Seeks long-term
     Portfolio--Institutional                                                capital growth,
     Shares                                                                  consistent with
                                                                             preservation of
                                                                             capital and
                                                                             balanced by current
                                                                             income.

  --Janus Aspen Enterprise                                                 - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares (formerly Janus Aspen
     Series Mid-Cap Growth--
     Institutional Shares)

  --Janus Aspen Forty                                                      - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares

  --Janus Aspen Worldwide                                                  - Seeks long-term
     Portfolio--Institutional                                                growth of capital
     Shares (formerly Janus Aspen                                            in a manner
     Series Worldwide Growth--                                               consistent with the
     Institutional Shares)                                                   preservation of
                                                                             capital.
-------------------------------------------------------------------------------------------------



 Lazard Retirement Series                        Lazard Asset
                                                Management LLC

  --Lazard Retirement                                                      - Seeks long term
     International Equity                                                    capital
     Portfolio--Service Shares                                               appreciation.
-------------------------------------------------------------------------------------------------



 Lincoln Variable Insurance               Lincoln Investment Advisors      - Seeks capital
 Products Trust                                   Corporation                appreciation
                                           Subadvisor -- BAMCO, Inc.         through long-term
  --LVIP Baron Growth                                                        investments in
     Opportunities Fund--                                                    securities of small
     Service Class                                                           and medium sized
                                                                             companies with
                                                                             undervalued assets
                                                                             or favorable growth
                                                                             prospects.
-------------------------------------------------------------------------------------------------



 Lord Abbett Series Fund, Inc.              Lord, Abbett & Co. LLC
                                                ("Lord Abbett")

  --Lord Abbett Mid-Cap Value                                              - Seeks capital
     Portfolio                                                               appreciation
                                                                             through
                                                                             investments,
                                                                             primarily in equity
                                                                             securities, which
                                                                             are believed to be
                                                                             undervalued in the
                                                                             marketplace.
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance Trust            Massachusetts Financial
                                               Services Company
                                                    ("MFS")

  --MFS(R) Utilities                                                       - Seeks total return.
     Series--Initial Class

  --MFS(R) Value Series--Initial                                           - Seeks capital
     Class                                                                   appreciation.


-------------------------------------------------------------------------------------------------

 MFS Variable Insurance Trust II            Massachusetts Financial
                                               Services Company
                                                    ("MFS")

  --MFS Global Total                                                       - Seeks total return.
     Return--Initial Class

-------------------------------------------------------------------------------------------------


 The Universal Institutional Funds,               Van Kampen
 Inc.

  --Morgan Stanley UIF Emerging                                            - Seeks high total
     Markets Debt Portfolio--Class                                           return by investing
     I                                                                       primarily in fixed
                                                                             income securities
                                                                             of government and
                                                                             government-related
                                                                             issuers and, to a
                                                                             lesser extent, of
                                                                             corporate issuers
                                                                             in emerging market
                                                                             countries.

  --Morgan Stanley UIF Emerging                                            - Seeks long-term
     Markets Equity                                                          capital
     Portfolio--Class I                                                      appreciation by
                                                                             investing primarily
                                                                             in growth-oriented
                                                                             equity securities
                                                                             of issuers in
                                                                             emerging market
                                                                             countries.

  --Morgan Stanley UIF U.S. Mid                                            - Seeks above average
     Cap Value Portfolio--Class I                                            total return over a
                                                                             market cycle of
                                                                             three to five years
                                                                             by investing in
                                                                             common stocks and
                                                                             other equity
                                                                             securities.

  --Morgan Stanley UIF U.S. Real                                           - Seeks above average
     Estate Portfolio--Class I                                               current income and
                                                                             long-term capital
                                                                             appreciation by
                                                                             investing primarily
                                                                             in equity
                                                                             securities of
                                                                             companies in the
                                                                             U.S. real estate
                                                                             industry, including
                                                                             real estate
                                                                             investment trusts
                                                                             ("REITs").

-------------------------------------------------------------------------------------------------


 Neuberger Berman Advisers                     Neuberger Berman
 Management Trust                               Management LLC
                                         Subadviser: Neuberger Berman,
  --Neuberger Berman AMT                              LLC                   Seeks growth of
     Partners Portfolio--Class I                                            capital. To pursue
                                                                            this goal, the Fund
                                                                            invests mainly in
                                                                            common stocks of
                                                                            mid-to-large
                                                                            capitalization
                                                                            companies.

-------------------------------------------------------------------------------------------------


 Oppenheimer Variable                       Oppenheimer Funds, Inc.
 Account Funds

  --Oppenheimer Capital                                                    - Seeks capital
    Appreciation                                                             appreciation by
    Fund/VA--Non-Service Shares                                              investing in
                                                                             securities of well-
                                                                             known, established
                                                                             companies.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 PIMCO Variable Insurance Trust               Pacific Investment
                                            Management Company LLC
                                                   ("PIMCO")

  --PIMCO Global Bond Portfolio                                            - Seeks maximum total
     (Unhedged)--Administrative                                              return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO High Yield                                                       - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

 --PIMCO Long-Term
     U.S. Government Portfolio--                                           - Seeks maximum total
     Administrative Class Shares                                             return, consistent
                                                                             with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

-------------------------------------------------------------------------------------------------


  --PIMCO Low Duration                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Real Return                                                      - Seeks maximum real
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of real capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Total Return                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

-------------------------------------------------------------------------------------------------


 Royce Capital Fund                         Royce & Associates, LLC


  --Royce Micro-Cap                                                        - Seeks long term
     Portfolio--Investment Class                                             growth of capital.

  --Royce Small-Cap                                                        - Seeks long-term
     Portfolio--Investment Class                                             growth of capital.
                                                                             Any production of
                                                                             income is
                                                                             incidental to the
                                                                             Fund's investment
                                                                             goal.

-------------------------------------------------------------------------------------------------


 T. Rowe Price Equity                   T. Rowe Price Associates, Inc.
 Series, Inc.


  --T. Rowe Price Blue Chip Growth                                         - Seeks to provide
     Portfolio                                                               long-term capital
                                                                             growth. Income is a
                                                                             secondary
                                                                             objective.

  --T. Rowe Price Equity Income                                            - Seeks to provide
     Portfolio                                                               substantial
                                                                             dividend income as
                                                                             well as long-term
                                                                             growth of capital
                                                                             through investments
                                                                             in the common
                                                                             stocks of
                                                                             established
                                                                             companies.

  --T. Rowe Price Equity Index 500                                         - Seeks to match the
     Portfolio                                                               performance of the
                                                                             Standard & Poor's
                                                                             500 Stock Index(R).

  --T. Rowe Price New America                                              - Seeks to provide
     Growth Portfolio                                                        long-term capital
                                                                             growth by investing
                                                                             primarily in the
                                                                             common stocks of
                                                                             growth companies.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 T. Rowe Price Equity
 Series, Inc. (continued):



  --T. Rowe Price Personal                                                 - Seeks the highest
     Strategy Balanced Portfolio                                             total return over
                                                                             time consistent
                                                                             with an emphasis on
                                                                             both capital
                                                                             appreciation and
                                                                             income.
-------------------------------------------------------------------------------------------------



 T. Rowe Price International           T. Rowe Price International, Inc.
 Series, Inc.


  --T. Rowe Price International                                            - Seeks long-term
     Stock Portfolio                                                         growth of capital
                                                                             through investments
                                                                             primarily in the
                                                                             common stocks of
                                                                             established, non-
                                                                             U.S. companies.
-------------------------------------------------------------------------------------------------



 T. Rowe Price Fixed Income Series,              T. Rowe Price
 Inc.

  --T. Rowe Price Limited-Term                                             - Seeks a high level
     Bond Portfolio                                                          of income
                                                                             consistent with
                                                                             moderate
                                                                             fluctuations in
                                                                             principal value.
-------------------------------------------------------------------------------------------------



 Van Eck Worldwide                            Van Eck Associates
 Insurance Trust:                                 Corporation

  --Van Eck Worldwide                  Subadvisers: Explorer Alternative   - Seeks consistent
         Multi-Manager Alternatives            Management, LLC;              absolute (positive)
         Fund (formerly, Van Eck           Analytic Investors, LLC;          returns in various
         Worldwide Absolute Return      Clutterbuck Capital Management       market cycles.
         Fund--Initial Class                         LLC;
         Shares)                          Columbus Circle Investors;
                                           Dix Hills Partners, LLC;
                                         Lazard Asset Management LLC;
                                         Martingale Asset Management,
                                                     L.P.;
                                       PanAgora Asset Management, Inc.;
                                         Tetra Capital Management, LLC


  --Van Eck Worldwide Bond Fund                                            - Seeks high total
                                                                             return-income plus
                                                                             capital
                                                                             appreciation--by
                                                                             investing globally,
                                                                             primarily in a
                                                                             variety of debt
                                                                             securities.

  --Van Eck Worldwide Hard Assets                                          - Seeks long-term
     Fund                                                                    capital
                                                                             appreciation by
                                                                             investing primarily
                                                                             in "hard assets"
                                                                             securities. Income
                                                                             is a secondary
                                                                             objective.
-------------------------------------------------------------------------------------------------




* "It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, called Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as the three existing separate entities. More information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction."

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.

     When you make investment selections, we encourage you to thoroughly investigate all of the information about the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance charge, per thousand Face Amount charge, or rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.





                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase an CorpExec Accumulator VUL policy. The following is a summary explanation of these charges.

                        DEDUCTIONS FROM PREMIUM PAYMENTS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

     We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

     Current Sales Expense Charges if no Supplementary Term Rider is Elected--

     (1) Policy Year One: We deduct 16.25% from any premiums paid up to the Target Premium. We deduct 0.75% from any additional premiums paid in that Policy Year.

     (2) Policy Years Two through Four: We expect to deduct 9.75% from any premiums paid up to the Target Premium for those Policy Years. We expect to deduct 4% from any additional premiums paid in those Policy Years.

     (3) Policy Years Five through Seven: We expect to deduct 1.75% from any premiums paid up to the Target Premium for those Policy Years. We expect to deduct 1.75% from any additional premiums paid those Policy Years.

     (4) Policy Year Eight and Thereafter, We do not currently expect to deduct a sales expense charge from any premiums paid during those years.

     Current Charges if the Supplementary Term Rider is Elected--The Sales Expense Charge for any premiums paid up to the Target Premium after adding the Supplementary Term Rider equals the current Sales Expense Charge for the policy shown above, multiplied by the ratio of the Face Amount divided by the Target Face Amount.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. The Target Face Amount is equal to the Face Amount of the policy plus the Term Face Amount. Any change to the policy which results in a change to the Face Amount, will change the Target Premium and the Target Face Amount.

     Guaranteed maximum Sales Expense Charge--We may change the Sales Expense Charge at any time.

          (1) Policy Year One: We guarantee that any Sales Expense Charge will never exceed 19.25% from any premiums paid up to the Target Premium. We guarantee that any Sales Expense Charge on premiums paid in excess of the Target Premium will never exceed 7%

          (2) Policy Years Two through Four: We guarantee that any Sales Expense Charge will never exceed 12.75% from any premiums paid up to the Target Premium. We guarantee that any Sales Expense Charge on premiums paid in excess of the Target Premium will never exceed 7% in those Policy Years.

          (3) Policy Years Five through Seven: We guarantee that any Sales Expense Charge will never exceed 4.75% from any premiums paid in those years.

          (4) Policy Year Eight and subsequent: We guarantee that any Sales Expense Charge will never exceed 3% from any premiums paid in those years.

STATE PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).

     We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Premium Tax Charge Back", and the rate may not be changed for the life of the policy. The amount we deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

     During the first 7 Policy Years, we currently deduct 2.00% of each premium payment you make. We will not impose a state premium tax charge greater than 2%, unless there is a change in applicable law.

     Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%, unless there is a change in applicable law.

     During Policy Years one through seven, we currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, we expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders you select) and a per thousand Face Amount charge. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

     The monthly contract charge compensates us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     The monthly charge is currently equal to $0.00 in Policy Year 1 and $10.00 thereafter ($120 per year).

     If the cost of providing these administrative services increases, we reserve the right to increase this charge, up to a maximum of $15.00 ($180.00 per year).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. For policies sold on a guaranteed issue basis, the current rates are also based on other underwriting parameters, including the number of employees at your employer who are eligible to purchase a policy, the percentage of those eligible employees who purchased a policy, and the amount, if any, that your employer contributes to your premium payments. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                 a times (b - c)

     Where:    a = the applicable cost of insurance rate per $1,000 of insurance
             b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737, and for
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge could be as little as zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     We currently deduct a monthly per thousand Face Amount charge that varies based on risk class, gender, policy duration, underwriting class, Face Amount of the policy, and, if the Supplementary Term Rider is elected, the Term Face Amount. For policies sold on a guaranteed issue basis, the current rates are also based on other underwriting parameters, including the number of employees at your employer who are eligible to purchase a policy, the percentage of those eligible employees who purchased a policy, and the amount, if any, that your employer contributes to your premium payments. We guarantee that the per thousand Face Amount charge will never exceed $1.20 per thousand ($14.40 per year) of Face Amount.

     We will no longer deduct the per thousand Face Amount charge after the insured reaches age 95.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the First 10 Policy Years, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is equal to the rate we charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) 3.00%, and (2) the effective annual loan interest rate less 2.00%.

These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

MORTALITY AND EXPENSE RISK CHARGE

     Current--The Mortality and Expense Risk charge will vary depending on how long you have owned your policy and its Cash Value. We currently expect to deduct a Mortality and Expense Risk charge equal to the following annual rates:

          1) Policy Years One through Ten. 0.45% of the first $25,000 of separate account value; 0.37% of separate account value between $25,000 and $200,000; and 0.20% of separate account value in excess of $200,000.

          2) Policy Year 11 and thereafter. 0.40% of the first $25,000 of separate account value; 0.32% of separate account value between $25,000 and $200,000; and 0.15% of separate account value in excess of $200,000.

     The Mortality and Expense Risk Charge is deducted in equal monthly installments on each Monthly Deduction Day.

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, of the average daily net asset value of each Investment Division's assets.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than what we estimated.

     If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

     You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, any rider charges, the monthly contract charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the up to 20 Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

     If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, we will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven't given us instructions on how you would like us to allocate these expense charge deductions, we will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

                                  FUND CHARGES

     Each Investment Division purchases shares of the corresponding Portfolio at the shares' net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Annual Fund Operating Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, we reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS

     This example is based on the charges applicable to a policy during the First Policy Year, issued to a non-smoking insured male, issue age 55, who is part of a group with employer contributions and 100% employee participation with an initial Face Amount of $200,000 with a Target Premium of $13,126 who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.12% for all years:

Premium Paid.....................................................   $6,000
less:     Below Target Premium Sales Expense Charge..............      975
          Above Target Premium Sales Expense Charge..............        0
          State Tax Charge (2%)..................................      120
          Federal Tax Charge (1.25%).............................       75
                                                                    ------
equals:   Net Premium............................................   $4,830
less:     Mortality and Expense Risk charge
          (varies monthly).......................................       21
less:     Charges for Cost of Insurance
          (varies monthly).......................................      344
          Monthly contract charge
          ($10.00 per month in Policy Years 2 and following).....        0
          Per Thousand Face Amount Charge........................       19
                                                                    ------
plus:     Net investment performance
          (varies daily).........................................      236
                                                                    ------
equals:   Cash Value.............................................   $4,682
plus:     Deferred Premium Load Account..........................    1,035
                                                                    ------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).......................   $5,717


     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     - increase/decrease the Face Amount

     - choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     - delete riders

     - change beneficiary

     - change underlying investment options

     - take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by providing us with the required information in writing in a form acceptable to us, delivered to the Service Office listed on the first page of this prospectus.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Owner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See "Federal Income Tax Considerations: Life Insurance Status of Policy" and for more information.

                                   THE POLICY

     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 80 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and interest accrued on Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $100,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures under certain arrangements permit less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

     - the amount and frequency of premium payments;

     - the investment experience of the Investment Divisions you choose;

     - the interest credited on the amount in the Fixed Account;

     - the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     - the amount of charges we deduct.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value less policy debt.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 81 Allocation Alternatives.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A "Valuation Day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

     The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b)

          Where: a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends paid or capital
                        gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless we agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, we have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     The policyowner may make transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     - Maximum Transfer.--The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. At any time after the Policy Year during which the Insured's 65th birthday occurs, or another date you request and we approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     - Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

     - Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form we have approved. We expect to allow transfer requests to be made electronically through our virtual service center beginning in 2010. We will provide you with information about how to use this service at that time. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, we require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at the address noted on the first page of this prospectus. These requirements are designed to limit potentially harmful transfers.

     Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     - reject a transfer request from you or from any person acting on your behalf,

     - restrict the method of making a transfer,

     - charge you for any redemption fee imposed by an underlying Fund, and/or

     - limit the dollar amount, frequency or number of transfers.

     WE MAY CHANGE THESE LIMITATIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

     - Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on Portfolio management, such as:

             a) impeding a Portfolio manager's ability to sustain an investment objective;

             b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

             c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS


     You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. Three riders are available: a Supplementary Term Rider ("STR"), an Overloan Protection Rider and a Spouse's Paid up Insurance Purchase Option Rider.


SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit ("Term Face Amount"), when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     - Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     - Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     - Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. As your policy's Alternative Cash Surrender Value, and the percentage (shown in the policy) of the Alternative Cash Surrender Value used for determining the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code, change over time, the Life Insurance Benefit payable under the Base Policy may automatically increase or decrease. When this occurs, the Term Insurance Benefit will automatically be adjusted based on the Life Insurance Benefit Option you have chosen.

     Within certain limits, the policyowner may:

     - Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     - Convert this rider to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 95, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider may have lower sales expense charges. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUM PAYMENTS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under the term rider since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the term rider is higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same death benefit through base policy coverage than for sales of term rider coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options. For more information about comparing term rider and base policy coverage, see the "Distribution and Compensation Arrangements" section.

OVERLOAN PROTECTION RIDER

     Subject to state availability, your policy will include the Overloan Protection Rider if you have elected the Guideline Premium Test as the policy's Life Insurance Qualification Test. (See "Policy Payment Information--Life Insurance Benefit Options.") When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges.

     In order to activate the Overloan Protection Rider you must provide us with a written request in a form acceptable to us delivered to us at our Service Office listed on the first page of this prospectus. A one-time charge will be deducted from the policy's Cash Value on the activation date. There is no charge if the rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

     - The base policy must be in effect for at least 15 years.

     - The insured must be at least age 75.

     - The Life Insurance Benefit Option elected under the base policy is Option 1.

     - Policy Debt exceeds the Face Amount of the policy in effect at the time of activation.

     - Policy Debt must be equal to or less than 99% of the policy Cash Value after the deduction of the one time rider charge.

     - Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

     We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following your written request to activate. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect:

     - The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy's Cash Value.

     - The Life Insurance Benefit payable will be the larger of (A) or (B), where:

          (A) = the Face Amount, and

          (B) = the greater of either the:

               i. policy's Cash Value, or

               ii. Unpaid Loan plus accrued loan interest on the policy

     multiplied by the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the internal Revenue Code.

     - Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

     - Any riders other than the Overloan Protection Rider will end.

     - No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

     - No additional loans or loan repayments will be permitted.

     - Loan interest will continue to accrue.

     - No further Monthly Deductions will be taken.

     This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the policy to lapse. Anyone contemplating the purchase of the policy with the intention of pursuing this strategy or otherwise exercising the "overloan protection" provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see "Federal Income Tax Considerations--Modified Endowment Contract Status"). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER


     Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability. There is no charge for this rider.

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     - the dollar amount you want to have transferred (minimum transfer $100);

     - the Investment Division you want to transfer money from;

     - the Investment Division(s) and/or Fixed Account you want to transfer money to;

     - the date on which you want the transfers to be made, within limits; and

     - how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     To cancel the Dollar Cost Averaging option, we must receive a written request, in a form acceptable to us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation form in a form acceptable to us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations we may impose on the number of free transfers.

     To cancel the Automatic Asset Reallocation feature, we must receive a written request in a form acceptable to us at our Service Office listed on the first page of this prospectus. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES


     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and you will have to pay sales expense charges on the new policy (See "Charges Associated With the Policy -- Sales Expense Charge" for more information.) Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.


     The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

                           24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose.

NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange in a form acceptable to us to our Service Office address listed on the first page of this prospectus. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.


     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

     Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.





                                PREMIUM PAYMENTS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 95. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method we make available. Premium payments must be sent to our Premium Remittance Center at the address noted on the first page of this prospectus. The policyowner selects a premium payment schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value. You can call the telephone number listed on the first page of this prospectus to determine if we have received your premium payment.

     No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.

     Subsequent premium payments must also be sent to the Service Office address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time until the Insured reaches age 95. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium payment will be credited to your policy on the Business Day that it is received at our Service Office, assuming it is received prior to 4:00 p.m. Eastern time and that we have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which we have received all of the information needed to credit the premium payment. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address we indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information. Call us at the number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or the date we receive your policy delivery receipt, whichever is later, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. If we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time we agree to reinstate it.


                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge and the per thousand Face Amount charge. The minimum amount allowed for an increase in Face Amount is $5,000. We do not charge a fee for a Face Amount increase.

     In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the Service Office noted on the first page of this prospectus. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's signed request for the decrease in a form acceptable to us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $5,000. We do not charge a fee for a Face Amount decrease.

     A policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary in one sum when we receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

            1) the Life Insurance Benefit calculated under the Life Insurance
               Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 95. See "Federal Income Tax Considerations."

BENEFICIARIES OR PAYEES

     You have certain options regarding the policy's beneficiary:

     - You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

     - You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     - To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to us to our Service Office at the address listed on the first page of this prospectus (or any other address we indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments we made or actions we have already taken.

     - If no beneficiary is living when the Insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     - If the policy is still in effect, we will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address we indicate to you in writing).

     - We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     - We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     - We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     - Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     - If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. The death benefit will be paid in one sum.

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value less any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 95. (See "Federal Income Tax Considerations"-- Life Insurance Status of Policy" for more information.)

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the

Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor
    Table.......................................      215%       215%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from Corridor Table...........  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)        $107,500   $100,000


     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 25,000
(3) Percentage on Date of Death from CVAT
    Table.......................................      345%       345%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from CVAT Table...............  $172,500   $ 86,250
(5) Death Benefit = Greater of (1) and (4)......  $172,500   $100,000


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, you can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to us at the address listed on the first page of this prospectus (or any other address we indicate to you in writing).


                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

     A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to us, that gives us the information we need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.

     The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to us, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Face Amount provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Face Amount, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face Amount or Term Face Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Policy Face or Term Face Amount, the only amount payable with respect to that increase will be the total Cost of Insurance we deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

     While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address we indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See "Federal Income Tax Considerations" for more information.)


                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal from the policy's Cash Value at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to us at our Service Office address listed on the first page of this prospectus.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($100,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between:

          (a) the amount of the surrender, and

          (b) the greater of

               (i) zero, or

               (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the surrender, the policy Face Amount will be reduced by the difference between:

          (a) the amount of the surrender less the Cumulative Premium Amount immediately prior to the surrender; and

          (b) the greater of:

               (i) the ACSV of the policy immediately prior to the surrender, less the Cumulative Premium Amount, minus the policy Face Amount divided by the applicable percentage shown in the policy, for the Insured's age at the time of surrender, or

               (ii) zero.

     If the above results in zero or a negative amount, there will be no adjustment in the policy Face Amount.

     Any decrease in policy Face Amount caused by payment of a partial surrender will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date we receive your signed request in a form acceptable to us at our Service Office.

     A partial withdrawal may result in taxable income and penalty tax to you. (See "Federal Income Tax Considerations".)

                                   SURRENDERS

CASH VALUE

     After the free look period, or after we receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE

     The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request, in a form acceptable to us, at our Service Office, unless a later effective date is selected. All insurance will end on the date we receive your request for full cash surrender at our Service Office.

     You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the owner has not been changed. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1....................  0.0000%
Policy Year 2....................  0.8742%
Policy Year 3....................  0.9767%
Policy Year 4....................  1.1066%
Policy Year 5....................  1.2764%
Policy Year 6....................  1.5079%
Policy Year 7....................  1.8423%
Policy Year 8....................  2.3688%
Policy Year 9....................  3.3224%
Policy Year 10...................  5.6126%
Policy Year 11...................   100.0%
Policy Year 12...................   100.0%
Policy Year 13...................   100.0%
Policy Year 14...................   100.0%
Policy Year 15...................   100.0%
Policy Year 16...................   100.0%
Policy Year 17...................   100.0%
Policy Year 18...................   100.0%
Policy Year 19...................   100.0%
Policy Year 20...................   100.0%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule

Policy Year 2...................  99.1258%
Policy Year 3...................  99.0233%
Policy Year 4...................  98.8934%
Policy Year 5...................  98.7236%
Policy Year 6...................  98.4921%
Policy Year 7...................  98.1577%
Policy Year 8...................  97.6312%
Policy Year 9...................  96.6776%
Policy Year 10..................  94.3874%
Policy Year 11..................      0.0%



Policy Year 12.....................  0.0%
Policy Year 13.....................  0.0%
Policy Year 14.....................  0.0%
Policy Year 15.....................  0.0%
Policy Year 16.....................  0.0%
Policy Year 17.....................  0.0%
Policy Year 18.....................  0.0%
Policy Year 19.....................  0.0%
Policy Year 20.....................  0.0%


         multiplied by the Deferred Premium load percentage shown on the following schedule:

Policy Year 1.......................  85%
Policy Year 2.......................  75%
Policy Year 3.......................  55%
Policy Year 4.......................  55%
Policy Year 5.......................  55%
Policy Year 6.......................  55%
Policy Year 7.......................  55%
Policy Year 8.......................  55%
Policy Year 9.......................  55%
Policy Year 10......................  55%
Policy Year 11......................   0%
Policy Year 12......................   0%
[Policy Year 13.....................   0%
Policy Year 14......................   0%
Policy Year 15......................   0%
Policy Year 16......................   0%
Policy Year 17......................   0%
Policy Year 18......................   0%
Policy Year 19......................   0%
Policy Year 20......................   0%


         and

     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest that we declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

     To surrender the policy, you must send a written request in a form acceptable to us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day we receive your surrender request. A surrender may result in taxable income and penalty tax to you. See "Federal Income Tax Considerations" for more information.

                                      LOANS

     Using the policy as sole security, you may request to borrow up to the loan value of the policy. The loan value on any given date is equal to 95% of an amount equal to your policy's Cash Value less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day we receive your loan request in a form acceptable to us at the Service Office listed on the first page of this prospectus, if we receive it before the NYSE closes. Requests received after the NYSE closes are effective the next Business Day.

     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this monthly. Amounts first will be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The balance in the Loan Account earns interest at a rate we determine, which will never be more than 2% lower than the rate we charge for policy loans or less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate we currently expect to credit on loaned amounts is 0.50% less than the effective annual rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is the same as the effective annual rate we charge for loan interest. These rates are not guaranteed. We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     While the guaranteed maximum annual loan interest rate is 6.00%, currently we charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If we have set a rate lower than 4.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 4.00%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. (See, "TERMINATION AND REINSTATEMENT--Reinstatement Option.")

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your policy's Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the

Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)



                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

     If the Insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to us at our Service Office.


                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the seven-pay premium. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 95

     The policy provides that beginning on the Policy Anniversary on which the insured is age 95, no further planned or unplanned premiums will be allowed and no further deductions for Cost of Insurance and Per Thousand Face Amount Charges will be made from the Cash Value. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Alternative Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS is considering the status of a life insurance policy after the insured reaches the maturity date of the policy, in this case age 95. The IRS may publish formal guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 95 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 95.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender or a partial withdrawal.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies may not be used with qualified plans.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.



                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

     Commission rates will vary depending on whether the Supplementary Term Rider ("STR") has been added. Compensation rates for policies with the same initial death benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative's advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

     Broker-dealers will be paid commission not to exceed 25% of premiums paid up to the Target Premium in Policy Year 1, 12.6% for Policy Years 2-4 and 3% for Policy Years 5-7 on premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-7.

     We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive additional compensation based on a percentage of a policy's cash value.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify us within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2008, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                STATE VARIATIONS

     The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your Policy.

CALIFORNIA:

     Free Look. Within 20 days after delivery (30 days if you are 60 years old or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date we are notified. The amount we refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 55, who is part of a group with employer contributions and 100% employee participation, with a planned annual premium of $6,000 for 10 years, an initial face amount of $200,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.45% on the first $25,000 of Separate Account Value, 0.37% on Separate Account Value balances between $25,000 and $200,000, and 0.20% on Separate Account Value balances in excess of $200,000 during policy years 1-10. It reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.40% on the first $25,000 of Separate Account Value, 0.32% on Separate Account Value balances greater than $25,000 but less than $200,000, and 0.15% on Separate Account Value balances in excess of $200,000 during policy years 11 and subsequent.

     Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.83% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                            CorpExec Accumulator VUL


                                     TABLE 1

                 MALE ISSUE AGE 55, NONSMOKER, GUARANTEED ISSUE
                   PLANNED ANNUAL PREMIUM: $6,000 FOR 10 YEARS
                          INITIAL FACE AMOUNT: $200,000
                         LIFE INSURANCE BENEFIT OPTION 1

                             GUIDELINE PREMIUM TEST

                            ASSUMING CURRENT CHARGES


                                                                                                                      END OF YEAR
                                                                                                                          CASH
                                                                                                                       SURRENDER
                                                                                                                        VALUE(1)
                                                                                                                        ASSUMING
                                                                                                                      HYPOTHETICAL
                         END OF YEAR DEATH BENEFIT(1)                        END OF YEAR CASH VALUE(1)                GROSS ANNUAL
                         ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS                INVESTMENT
                         ANNUAL INVESTMENT RETURN OF                        ANNUAL INVESTMENT RETURN OF                RETURN OF
  VALUE(1)     -----------------------------------------------    -----------------------------------------------    -------------
POLICY YEAR          0%               6%              10%               0%               6%              10%               0%
-----------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      1           200,000          200,000          200,000            4,408            4,682            4,866            5,442
      2           200,000          200,000          200,000            8,996            9,838           10,419           10,511
      3           200,000          200,000          200,000           13,357           15,063           16,277           15,155
      4           200,000          200,000          200,000           17,532           20,400           22,509           19,558
      5           200,000          200,000          200,000           22,075           26,441           29,759           24,028
      6           200,000          200,000          200,000           26,507           32,720           37,598           28,342
      7           200,000          200,000          200,000           30,822           39,244           46,076           32,486
      8           200,000          200,000          200,000           35,168           46,184           55,418           36,530
      9           200,000          200,000          200,000           39,393           53,405           65,545           40,396
     10           200,000          200,000          200,000           43,494           60,921           76,534           44,058
     15           200,000          200,000          200,000           33,072           69,168          109,326           33,072
     20           200,000          200,000          200,000           17,909           75,995          159,146           17,909
     25                 0          200,000          250,583                0           79,110          238,651                0
                 END OF YEAR CASH SURRENDER
                      VALUE(1) ASSUMING
                  HYPOTHETICAL GROSS ANNUAL
                    INVESTMENT RETURN OF
  VALUE(1)     ------------------------------
POLICY YEAR          6%              10%
-----------    -------------    -------------
      1             5,717            5,900
      2            11,354           11,934
      3            16,861           18,075
      4            22,426           24,536
      5            28,394           31,712
      6            34,555           39,433
      7            40,908           47,740
      8            47,546           56,780
      9            54,407           66,547
     10            61,485           77,099
     15            69,168          109,326
     20            75,995          159,146
     25            79,110          238,651



Assuming a fund fee average of .83%:
0% gross = -.83% net
6% gross = 5.12% net
10% gross = 9.09% net

--------
(1) Assumes no policy loan or partial withdrawal has been made.

                            CorpExec Accumulator VUL

                                     TABLE 2

                 MALE ISSUE AGE 55, NONSMOKER, GUARANTEED ISSUE
                   PLANNED ANNUAL PREMIUM: $6,000 FOR 10 YEARS
                          INITIAL FACE AMOUNT: $200,000
                         LIFE INSURANCE BENEFIT OPTION 1

                             GUIDELINE PREMIUM TEST

                           ASSUMING GUARANTEED CHARGES


                                                                                                                      END OF YEAR
                                                                                                                          CASH
                                                                                                                       SURRENDER
                                                                                                                        VALUE(1)
                                                                                                                        ASSUMING
                                                                                                                      HYPOTHETICAL
                         END OF YEAR DEATH BENEFIT(1)                        END OF YEAR CASH VALUE(1)                GROSS ANNUAL
                         ASSUMING HYPOTHETICAL GROSS                        ASSUMING HYPOTHETICAL GROSS                INVESTMENT
                         ANNUAL INVESTMENT RETURN OF                        ANNUAL INVESTMENT RETURN OF                RETURN OF
  VALUE(1)     -----------------------------------------------    -----------------------------------------------    -------------
POLICY YEAR          0%               6%              10%               0%               6%              10%               0%
-----------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
      1           200,000          200,000          200,000            3,138            3,367            3,520            4,286
      2           200,000          200,000          200,000            6,515            7,189            7,655            8,195
      3           200,000          200,000          200,000            9,722           11,060           12,016           11,685
      4           200,000          200,000          200,000           12,788           15,011           16,651           14,968
      5           200,000          200,000          200,000           16,170           19,529           22,090           18,264
      6           200,000          200,000          200,000           19,372           24,126           27,868           21,337
      7           200,000          200,000          200,000           22,380           28,790           34,005           24,163
      8           200,000          200,000          200,000           25,264           33,603           40,620           26,756
      9           200,000          200,000          200,000           27,884           38,434           47,619           29,017
     10           200,000          200,000          200,000           30,247           43,296           55,057           30,917
     15           200,000          200,000          200,000            9,707           34,426           63,030            9,707
     20                 0          200,000          200,000                0           10,843           66,244                0
     25                 0                0          200,000                0                0           53,099                0
                 END OF YEAR CASH SURRENDER
                      VALUE(1) ASSUMING
                  HYPOTHETICAL GROSS ANNUAL
                    INVESTMENT RETURN OF
  VALUE(1)     ------------------------------
POLICY YEAR          6%              10%
-----------    -------------    -------------
      1             4,514            4,668
      2             8,870            9,336
      3            13,024           13,980
      4            17,191           18,831
      5            21,624           24,185
      6            26,090           29,833
      7            30,573           35,788
      8            35,095           42,112
      9            39,567           48,752
     10            43,965           55,727
     15            34,426           63,030
     20            10,843           66,244
     25                 0           53,099



Assuming a fund fee average of .83%:
0% gross = -.83% net
6% gross = 5.12% net
10% gross = 9.09% net

--------
(1) Assumes no policy loan or partial withdrawal has been made.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec Accumulator VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1



     Information about CorpExec Accumulator VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec Accumulator VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED


                                NOVEMBER 24, 2009


                                       FOR

                              CORPEXEC ACCUMULATOR
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec Accumulator VUL prospectus. You should read the SAI in conjunction with the current CorpExec Accumulator VUL prospectus dated November 24, 2009 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") or by writing to NYLIAC at the Service Office telephone number and address listed on the first page of the Exec VUL prospectus. Terms used but not defined in the SAI have the same meaning as in the current CorpExec Accumulator VUL prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1


     CORPEXEC ACCUMULATOR VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2008 and 2007, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2008 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2008 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

                           NYLIAC CORPORATE SPONSORED
                             VARIABLE UNIVERSAL LIFE
                               SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2008





                                                             MAINSTAY VP
                                           MAINSTAY VP         CAPITAL         MAINSTAY VP
                                             BOND--        APPRECIATION--         CASH
                                          INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $2,585,184        $ 7,481,581      $196,855,616
  Dividends due and accrued...........             --                 --            70,705
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --                 --          (527,638)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              3                321             6,125
                                           ----------        -----------      ------------
       Total net assets...............     $2,585,181        $ 7,481,260      $196,392,558
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $   13,621        $ 1,071,575      $ 23,232,671
     Series II Policies...............             --                 --           680,833
     Series III Policies..............      2,571,560          6,409,685       172,479,054
                                           ----------        -----------      ------------
       Total net assets...............     $2,585,181        $ 7,481,260      $196,392,558
                                           ==========        ===========      ============
     Series I Variable accumulation
       unit value.....................     $    16.60        $      8.95      $       1.33
                                           ==========        ===========      ============
     Series II Variable accumulation
       unit value.....................     $       --        $     11.21      $       1.16
                                           ==========        ===========      ============
     Series III Variable accumulation
       unit value.....................     $    12.13        $      8.07      $       1.16
                                           ==========        ===========      ============

Identified Cost of Investment.........     $2,567,170        $10,583,606      $196,848,224
                                           ==========        ===========      ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                 MAINSTAY VP
        MAINSTAY VP                                                              HIGH YIELD        MAINSTAY VP       MAINSTAY VP
          COMMON          MAINSTAY VP       MAINSTAY VP        MAINSTAY VP        CORPORATE        ICAP SELECT      INTERNATIONAL
          STOCK--        CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--         BOND--           EQUITY--          EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


       $ 69,025,387        $505,703           $378,102         $2,000,026        $10,775,815      $115,354,549       $50,939,073
                 --              --              1,966                 --                 --                --                --

                 --          (2,786)                --                 --            (20,269)               --           (46,373)



             14,858              58                 --                  2                 48            21,631             8,168
       ------------        --------           --------         ----------        -----------      ------------       -----------
       $ 69,010,529        $502,859           $380,068         $2,000,024        $10,755,498      $115,332,918       $50,884,532
       ============        ========           ========         ==========        ===========      ============       ===========



       $    723,843        $    155           $     --         $    6,995        $    92,438      $  1,535,770       $29,905,827
         67,870,305         267,722                 --                 --             96,792        99,273,519           840,953
            416,381         234,982            380,068          1,993,029         10,566,268        14,523,629        20,137,752
       ------------        --------           --------         ----------        -----------      ------------       -----------
       $ 69,010,529        $502,859           $380,068         $2,000,024        $10,755,498      $115,332,918       $50,884,532
       ============        ========           ========         ==========        ===========      ============       ===========
       $       9.52        $  13.06           $     --         $    17.03        $     14.22      $       9.41       $     14.49
       ============        ========           ========         ==========        ===========      ============       ===========
       $      11.13        $  11.13           $   9.97         $    11.14        $     13.06      $      10.32       $     16.30
       ============        ========           ========         ==========        ===========      ============       ===========
       $       9.09        $   9.43           $   8.36         $    12.95        $      9.81      $       9.03       $     12.80
       ============        ========           ========         ==========        ===========      ============       ===========

       $102,980,614        $769,363           $510,989         $1,890,371        $15,289,678      $185,848,230       $65,336,211
       ============        ========           ========         ==========        ===========      ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008





                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                            LARGE CAP          MID CAP           MID CAP
                                            GROWTH--           CORE--           GROWTH--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....       $82,379         $40,738,442       $3,748,801
  Dividends due and accrued...........            --                  --               --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --                  --               --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            16               5,934               --
                                             -------         -----------       ----------
       Total net assets...............       $82,363         $40,732,508       $3,748,801
                                             =======         ===========       ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $62,415         $        --       $       --
     Series II Policies...............            --          27,567,620               --
     Series III Policies..............        19,948          13,164,888        3,748,801
                                             -------         -----------       ----------
       Total net assets...............       $82,363         $40,732,508       $3,748,801
                                             =======         ===========       ==========
     Series I Variable accumulation
       unit value.....................       $  4.69         $        --       $       --
                                             =======         ===========       ==========
     Series II Variable accumulation
       unit value.....................       $    --         $     12.84       $     9.12
                                             =======         ===========       ==========
     Series III Variable accumulation
       unit value.....................       $  8.15         $      9.53       $     9.52
                                             =======         ===========       ==========


Identified Cost of Investment.........       $97,668         $67,177,251       $6,492,781
                                             =======         ===========       ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                                                                                           ALGER AMERICAN
        MAINSTAY VP     MAINSTAY VP     MAINSTAY VP                        AIM V.I.           AIM V.I.         CAPITAL
          MID CAP         S&P 500        SMALL CAP      MAINSTAY VP         GLOBAL         INTERNATIONAL    APPRECIATION
          VALUE--         INDEX--        GROWTH--     TOTAL RETURN--  REAL ESTATE FUND--   GROWTH FUND--     PORTFOLIO--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    SERIES I SHARES   SERIES I SHARES  CLASS O SHARES
      -------------------------------------------------------------------------------------------------------------------


        $43,064,948    $118,073,593     $2,315,892      $5,509,961        $  721,835         $3,365,493        $12,758
                 --              --             --              --                --                 --             --


                 --        (110,226)            --              --                --                 11             --



              9,143          24,710             --           1,462                15                 --             --
        -----------    ------------     ----------      ----------        ----------         ----------        -------
        $43,055,805    $117,938,657     $2,315,892      $5,508,499        $  721,820         $3,365,504        $12,758
        ===========    ============     ==========      ==========        ==========         ==========        =======



        $        --    $ 94,616,419     $       --      $5,508,499        $       --         $       --        $    --
         42,576,430         403,645             --              --            66,678                 --             --
            479,375      22,918,593      2,315,892              --           655,142          3,365,504         12,758
        -----------    ------------     ----------      ----------        ----------         ----------        -------
        $43,055,805    $117,938,657     $2,315,892      $5,508,499        $  721,820         $3,365,504        $12,758
        ===========    ============     ==========      ==========        ==========         ==========        =======
        $        --    $       8.93     $       --      $     8.14        $       --         $       --        $    --
        ===========    ============     ==========      ==========        ==========         ==========        =======
        $      9.01    $       9.13     $       --      $       --        $     5.75         $       --        $    --
        ===========    ============     ==========      ==========        ==========         ==========        =======
        $      8.53    $       8.69     $     6.72      $       --        $     6.48         $     8.05        $ 10.42
        ===========    ============     ==========      ==========        ==========         ==========        =======

        $67,353,578    $169,876,446     $4,008,313      $8,385,568        $1,294,827         $5,320,523        $14,923
        ===========    ============     ==========      ==========        ==========         ==========        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008





                                                            ALGER AMERICAN
                                        ALGER AMERICAN         SMALLCAP       ALLIANCEBERNSTEIN
                                           SMALLCAP           AND MIDCAP      VPS INTERNATIONAL
                                      GROWTH PORTFOLIO--       GROWTH--       VALUE PORTFOLIO--
                                        CLASS O SHARES      CLASS O SHARES      CLASS A SHARES
                                      ---------------------------------------------------------

ASSETS:
  Investments, at net asset value..       $  803,613            $5,656            $  803,824
  Dividends due and accrued........               --                --                    --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........               --                --                    11

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................               --                --                    --
                                          ----------            ------            ----------
       Total net assets............       $  803,613            $5,656            $  803,835
                                          ==========            ======            ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............       $       --            $   --            $       --
     Series II Policies............               --                --                    --
     Series III Policies...........          803,613             5,656               803,835
                                          ----------            ------            ----------
       Total net assets............       $  803,613            $5,656            $  803,835
                                          ==========            ======            ==========
     Series I Variable accumulation
       unit value..................       $       --            $   --            $       --
                                          ==========            ======            ==========
     Series II Variable
       accumulation unit value.....       $       --            $   --            $       --
                                          ==========            ======            ==========
     Series III Variable
       accumulation unit value.....       $     9.31            $ 5.37            $     4.34
                                          ==========            ======            ==========


Identified Cost of Investment......       $1,420,452            $7,817            $1,035,149
                                          ==========            ======            ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









      ALLIANCEBERNSTEIN
        VPS SMALL/MID       AMERICAN      AMERICAN FUNDS    AMERICAN FUNDS                   AMERICAN FUNDS  AMERICAN FUNDS
          CAP VALUE       CENTURY(R) VP  ASSET ALLOCATION    GLOBAL SMALL    AMERICAN FUNDS   GROWTH-INCOME   INTERNATIONAL
         PORTFOLIO--         VALUE--          FUND--       CAPITALIZATION--   GROWTH FUND--      FUND--          FUND--
        CLASS A SHARES      CLASS II      CLASS 2 SHARES    CLASS 2 SHARES   CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES
      ---------------------------------------------------------------------------------------------------------------------


           $114,414         $540,969         $127,650          $166,186        $1,178,393        $47,533       $4,074,861
                 --               --               --                --                --             --               --

                 --               --               --                --                --             --               --



                 --               69               --                10                20             --               --
           --------         --------         --------          --------        ----------        -------       ----------
           $114,414         $540,900         $127,650          $166,176        $1,178,373        $47,533       $4,074,861
           ========         ========         ========          ========        ==========        =======       ==========



           $     --         $     --         $     --          $     --        $       --        $    --       $       --
                 --          317,020               --            46,018            94,965             --               --
            114,414          223,880          127,650           120,158         1,083,408         47,533        4,074,861
           --------         --------         --------          --------        ----------        -------       ----------
           $114,414         $540,900         $127,650          $166,176        $1,178,373        $47,533       $4,074,861
           ========         ========         ========          ========        ==========        =======       ==========
           $     --         $     --         $     --          $     --        $       --        $    --       $       --
           ========         ========         ========          ========        ==========        =======       ==========
           $     --         $   9.33         $     --          $   4.88        $     5.68        $    --       $    11.64
           ========         ========         ========          ========        ==========        =======       ==========
           $   6.75         $   8.55         $   7.55          $   5.76        $     6.27        $  6.11       $     6.88
           ========         ========         ========          ========        ==========        =======       ==========

           $169,137         $776,955         $174,280          $262,833        $2,077,070        $73,076       $6,327,189
           ========         ========         ========          ========        ==========        =======       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                                                              DELAWARE VIP
                                           CVS CALVERT                        INTERNATIONAL
                                             SOCIAL                           VALUE EQUITY
                                            BALANCED         DAVIS VALUE        SERIES--
                                            PORTFOLIO         PORTFOLIO      STANDARD CLASS
                                         --------------------------------------------------


ASSETS:
  Investments, at net asset value.....       $10,437         $1,067,713           $ 395
  Dividends due and accrued...........            --                 --              --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................            --              2,483              --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            --                 --              --
                                             -------         ----------           -----
       Total net assets...............       $10,437         $1,070,196           $ 395
                                             =======         ==========           =====

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................       $    --         $       --           $  --
     Series II Policies...............            --                 --              --
     Series III Policies..............        10,437          1,070,196             395
                                             -------         ----------           -----
       Total net assets...............       $10,437         $1,070,196           $ 395
                                             =======         ==========           =====
     Series I Variable accumulation
       unit value.....................       $    --         $       --           $  --
                                             =======         ==========           =====
     Series II Variable accumulation
       unit value.....................       $    --         $    10.73           $  --
                                             =======         ==========           =====
     Series III Variable accumulation
       unit value.....................       $  8.74         $     7.08           $6.10
                                             =======         ==========           =====


Identified Cost of Investment.........       $16,093         $1,641,343           $ 364
                                             =======         ==========           =====




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I










        DREYFUS IP        DREYFUS VIF       DWS DREMAN        DWS GLOBAL            DWS                            FIDELITY(R) VIP
        TECHNOLOGY        DEVELOPING       SMALL MID CAP     OPPORTUNITIES       SMALL CAP      FIDELITY(R) VIP        EQUITY-
         GROWTH--          LEADERS--        VALUE VIP--          VIP--          INDEX VIP--     CONTRAFUND(R)--        INCOME--
      INITIAL SHARES    INITIAL SHARES    CLASS A SHARES    CLASS A SHARES    CLASS A SHARES     INITIAL CLASS      INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------


         $530,836           $11,090         $  861,469          $11,122         $ 9,538,630       $17,922,606         $4,577,267
               --                --                 --               --                  --                --                 --

               --                --                 --               --              (9,395)          (19,904)                --



               --                --                 --               --                  16               246                  1
         --------           -------         ----------          -------         -----------       -----------         ----------
         $530,836           $11,090         $  861,469          $11,122         $ 9,529,219       $17,902,456         $4,577,266
         ========           =======         ==========          =======         ===========       ===========         ==========



         $     --           $    --         $       --          $    --         $        --       $   120,949         $    2,752
               --                13                 --               --              75,293         1,011,009              6,316
          530,836            11,077            861,469           11,122           9,453,926        16,770,498          4,568,198
         --------           -------         ----------          -------         -----------       -----------         ----------
         $530,836           $11,090         $  861,469          $11,122         $ 9,529,219       $17,902,456         $4,577,266
         ========           =======         ==========          =======         ===========       ===========         ==========
         $     --           $    --         $       --          $    --         $        --       $     13.30         $     9.07
         ========           =======         ==========          =======         ===========       ===========         ==========
         $   9.86           $ 10.90         $       --          $    --         $      9.55       $     11.88         $     9.85
         ========           =======         ==========          =======         ===========       ===========         ==========
         $   7.09           $  6.27         $     6.19          $  5.24         $      8.89       $      9.78         $     8.02
         ========           =======         ==========          =======         ===========       ===========         ==========

         $739,178           $21,874         $1,680,131          $16,901         $14,374,029       $32,044,737         $8,335,704
         ========           =======         ==========          =======         ===========       ===========         ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008





                                         FIDELITY(R) VIP    FIDELITY(R) VIP    FIDELITY(R) VIP
                                           FREEDOM 2010       FREEDOM 2020       FREEDOM 2030
                                           PORTFOLIO--        PORTFOLIO--        PORTFOLIO--
                                          INITIAL SHARES     INITIAL SHARES     INITIAL SHARES
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $1,049,138         $3,138,103         $1,872,251
  Dividends due and accrued...........              --                 --                 --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              --                 --                 --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --                  4                 --
                                            ----------         ----------         ----------
       Total net assets...............      $1,049,138         $3,138,099         $1,872,251
                                            ==========         ==========         ==========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................      $       --         $       --         $       --
     Series II Policies...............              --             11,101                 --
     Series III Policies..............       1,049,138          3,126,998          1,872,251
                                            ----------         ----------         ----------
       Total net assets...............      $1,049,138         $3,138,099         $1,872,251
                                            ==========         ==========         ==========
     Series I Variable accumulation
       unit value.....................      $       --         $       --         $       --
                                            ==========         ==========         ==========
     Series II Variable accumulation
       unit value.....................      $    10.20         $     7.38         $       --
                                            ==========         ==========         ==========
     Series III Variable accumulation
       unit value.....................      $     8.97         $     8.31         $     7.61
                                            ==========         ==========         ==========

Identified Cost of Investment.........      $1,396,698         $4,468,506         $2,825,043
                                            ==========         ==========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I










                                        FIDELITY(R) VIP                                    FIDELITY(R) VIP  FIDELITY(R) VIP
      FIDELITY(R) VIP  FIDELITY(R) VIP     INVESTMENT    FIDELITY(R) VIP  FIDELITY(R) VIP       VALUE            VALUE
          GROWTH--       INDEX 500--      GRADE BOND--      MID-CAP--        OVERSEAS--       LEADERS--       STRATEGIES--
       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2
      ---------------------------------------------------------------------------------------------------------------------


         $1,776,928      $24,655,686       $6,981,717      $14,368,404      $ 8,138,185         $ 352           $186,910
                 --               --               --               --               --            --                 --

            (10,683)          12,885           (6,882)           7,921               --            --                 --




                 10               53              430              102               32            --                 --
         ----------      -----------       ----------      -----------      -----------         -----           --------
         $1,766,235      $24,668,518       $6,974,405      $14,376,223      $ 8,138,153         $ 352           $186,910
         ==========      ===========       ==========      ===========      ===========         =====           ========


         $       --      $        --       $       --      $        --      $        --         $  --           $     --
             46,313          247,079        1,904,381          467,842          146,974            --                 --
          1,719,922       24,421,439        5,070,024       13,908,381        7,991,179           352            186,910
         ----------      -----------       ----------      -----------      -----------         -----           --------
         $1,766,235      $24,668,518       $6,974,405      $14,376,223      $ 8,138,153         $ 352           $186,910
         ==========      ===========       ==========      ===========      ===========         =====           ========
         $       --      $        --       $       --      $        --      $        --         $  --           $     --
         ==========      ===========       ==========      ===========      ===========         =====           ========
         $     7.79      $     10.63       $    12.65      $     13.76      $      8.74         $  --           $     --
         ==========      ===========       ==========      ===========      ===========         =====           ========
         $     7.52      $      8.67       $    11.14      $     10.82      $      9.69         $9.96           $   7.25
         ==========      ===========       ==========      ===========      ===========         =====           ========

         $2,744,496      $37,068,931       $7,318,781      $23,953,052      $14,297,579         $ 362           $419,756
         ==========      ===========       ==========      ===========      ===========         =====           ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                           JANUS ASPEN                         JANUS ASPEN
                                             SERIES          JANUS ASPEN     SERIES MID CAP
                                           BALANCED--      SERIES FORTY--       GROWTH--
                                          INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                             SHARES            SHARES            SHARES
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $14,719,756       $5,269,398        $5,753,699
  Dividends due and accrued...........              --               --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           3,973              677             1,702

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           2,618               --                --
                                           -----------       ----------        ----------
       Total net assets...............     $14,721,111       $5,270,075        $5,755,401
                                           ===========       ==========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $ 8,303,115       $       --        $       --
     Series II Policies...............       1,795,757               --                --
     Series III Policies..............       4,622,239        5,270,075         5,755,401
                                           -----------       ----------        ----------
       Total net assets...............     $14,721,111       $5,270,075        $5,755,401
                                           ===========       ==========        ==========
     Series I Variable accumulation
       unit value.....................     $     17.07       $       --        $       --
                                           ===========       ==========        ==========
     Series II Variable accumulation
       unit value.....................     $     12.63       $       --        $       --
                                           ===========       ==========        ==========
     Series III Variable accumulation
       unit value.....................     $     11.81       $     8.56        $     9.82
                                           ===========       ==========        ==========

Identified Cost of Investment.........     $16,434,729       $7,627,260        $9,085,019
                                           ===========       ==========        ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








        JANUS ASPEN
          SERIES                                          LVIP BARON
         WORLDWIDE         LAZARD         LORD ABBETT       GROWTH                          MFS(R) NEW
         GROWTH--        RETIREMENT      SERIES FUND--   OPPORTUNITIES  MFS(R) INVESTORS     DISCOVERY    MFS(R) UTILITIES
       INSTITUTIONAL    INTERNATIONAL    MID-CAP VALUE   FUND--SERVICE   TRUST SERIES--      SERIES--         SERIES--
          SHARES      EQUITY PORTFOLIO     PORTFOLIO     CLASS SHARES     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------



         $527,868        $1,728,198       $4,828,437      $1,976,026        $137,362          $5,074         $1,045,770
               --                --               --              --              --              --                 --

               --                --          (19,917)          4,672              --              --                 --




               40                28               26              21              30              --                 17
         --------        ----------       ----------      ----------        --------          ------         ----------
         $527,828        $1,728,170       $4,808,494      $1,980,677        $137,332          $5,074         $1,045,753
         ========        ==========       ==========      ==========        ========          ======         ==========



         $157,961        $       --       $       --      $       --        $     --          $   --         $       --
               --           129,610          123,081          95,835         137,332              --             72,666
          369,867         1,598,560        4,685,413       1,884,842              --           5,074            973,087
         --------        ----------       ----------      ----------        --------          ------         ----------
         $527,828        $1,728,170       $4,808,494      $1,980,677        $137,332          $5,074         $1,045,753
         ========        ==========       ==========      ==========        ========          ======         ==========
         $   8.02        $       --       $       --      $       --        $     --          $   --         $       --
         ========        ==========       ==========      ==========        ========          ======         ==========
         $  10.53        $     7.75       $    10.95      $     6.60        $  11.41          $   --         $    10.85
         ========        ==========       ==========      ==========        ========          ======         ==========
         $   7.39        $     9.30       $     8.58      $     7.30        $     --          $ 7.37         $    12.02
         ========        ==========       ==========      ==========        ========          ======         ==========

         $807,379        $2,615,300       $8,277,396      $3,110,173        $153,275          $9,218         $1,700,005
         ========        ==========       ==========      ==========        ========          ======         ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                                        MORGAN STANLEY
                                      MORGAN STANLEY     UIF EMERGING     MORGAN STANLEY
                                       UIF EMERGING         MARKETS        UIF U.S. REAL
                                      MARKETS DEBT--       EQUITY--          ESTATE--
                                          CLASS I           CLASS I           CLASS I
                                      --------------------------------------------------

ASSETS:
  Investments, at net asset value..     $  998,017        $4,123,685        $ 7,964,541
  Dividends due and accrued........             --                --                 --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........             --             1,036            (19,083)

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................             20                96                 62
                                        ----------        ----------        -----------
       Total net assets............     $  997,997        $4,124,625        $ 7,945,396
                                        ==========        ==========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............     $       --        $      215        $        --
     Series II Policies............         90,729           139,225            282,742
     Series III Policies...........        907,268         3,985,185          7,662,654
                                        ----------        ----------        -----------
       Total net assets............     $  997,997        $4,124,625        $ 7,945,396
                                        ==========        ==========        ===========
     Series I Variable accumulation
       unit value..................     $       --        $    13.98        $        --
                                        ==========        ==========        ===========
     Series II Variable
       accumulation unit value.....     $    11.29        $    10.09        $     13.88
                                        ==========        ==========        ===========
     Series III Variable
       accumulation unit value.....     $    12.20        $    12.46        $     11.38
                                        ==========        ==========        ===========

Identified Cost of Investment......     $1,275,695        $8,641,513        $15,449,967
                                        ==========        ==========        ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                          OPPENHEIMER
         NEUBERGER          CAPITAL         OPPENHEIMER
          BERMAN         APPRECIATION        CORE BOND         PIMCO LOW        PIMCO REAL        PIMCO TOTAL       PIMCO U.S.
       AMT PARTNERS         FUND/VA           FUND/VA         DURATION--         RETURN--          RETURN--        GOVERNMENT--
        PORTFOLIO--       NON-SERVICE       NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
          CLASS I           SHARES            SHARES         CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $288,142           $1,059            $1,031          $1,313,168        $5,595,414        $29,713,129        $ 99,710
               --               --                --               5,043            12,405            110,114             317

               --               --                --                  --                14             11,141              --





               --               --                --                  --                --                 --              --
         --------           ------            ------          ----------        ----------        -----------        --------
         $288,142           $1,059            $1,031          $1,318,211        $5,607,833        $29,834,384        $100,027

         ========           ======            ======          ==========        ==========        ===========        ========



         $     --           $   --            $   --          $       --        $       --        $        --        $     --
               --               --                --                 364             2,119                 --              --
          288,142            1,059             1,031           1,317,847         5,605,714         29,834,384         100,027
         --------           ------            ------          ----------        ----------        -----------        --------

         $288,142           $1,059            $1,031          $1,318,211        $5,607,833        $29,834,384        $100,027
         ========           ======            ======          ==========        ==========        ===========        ========
         $     --           $   --            $   --          $       --        $       --        $        --        $     --
         ========           ======            ======          ==========        ==========        ===========        ========
         $     --           $   --            $   --          $    10.12        $    10.61        $     10.65        $     --
         ========           ======            ======          ==========        ==========        ===========        ========
         $   5.07           $ 6.10            $ 7.44          $    11.27        $    10.72        $     12.55        $  13.97
         ========           ======            ======          ==========        ==========        ===========        ========


         $505,814           $1,540            $1,385          $1,368,852        $6,108,330        $29,624,028        $ 89,278
         ========           ======            ======          ==========        ==========        ===========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008




                                              ROYCE             ROYCE
                                            MICRO-CAP         SMALL-CAP       T. ROWE PRICE
                                           PORTFOLIO--       PORTFOLIO--        BLUE CHIP
                                           INVESTMENT        INVESTMENT          GROWTH
                                              CLASS             CLASS           PORTFOLIO
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,596,106        $5,086,872        $6,090,859
  Dividends due and accrued...........             --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          1,334                22               956

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              7                --                --
                                           ----------        ----------        ----------
       Total net assets...............     $1,597,433        $5,086,894        $6,091,815
                                           ==========        ==========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $       --        $       --        $       --
     Series II Policies...............         30,918                --                --
     Series III Policies..............      1,566,515         5,086,894         6,091,815
                                           ----------        ----------        ----------
       Total net assets...............     $1,597,433        $5,086,894        $6,091,815
                                           ==========        ==========        ==========
     Series I Variable accumulation
       unit value.....................     $       --        $       --        $       --
                                           ==========        ==========        ==========
     Series II Variable accumulation
       unit value.....................     $     8.70        $    10.50        $    12.64
                                           ==========        ==========        ==========
     Series III Variable accumulation
       unit value.....................     $     8.79        $     8.35        $     8.25
                                           ==========        ==========        ==========

Identified Cost of Investment.........     $2,898,496        $6,900,548        $9,337,865
                                           ==========        ==========        ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                                                                                  T. ROWE PRICE        VAN ECK
                                                                                T. ROWE PRICE       PERSONAL          WORLDWIDE
       T. ROWE PRICE     T. ROWE PRICE     T. ROWE PRICE      T. ROWE PRICE      NEW AMERICA        STRATEGY           ABSOLUTE
       EQUITY INCOME       INDEX 500       INTERNATIONAL      LIMITED-TERM         GROWTH           BALANCED       RETURN--INITIAL
         PORTFOLIO         PORTFOLIO      STOCK PORTFOLIO    BOND PORTFOLIO       PORTFOLIO         PORTFOLIO        CLASS SHARES
      ----------------------------------------------------------------------------------------------------------------------------


        $16,066,728        $373,126          $1,018,799        $1,979,165        $1,885,907        $16,427,199         $299,405
                 --              --                  --             6,829                --                 --               --

            (21,390)             --               1,354                --               338                 --           (3,747)



                336              --                  60                28                --                 --               --
        -----------        --------          ----------        ----------        ----------        -----------         --------
        $16,045,002        $373,126          $1,020,093        $1,985,966        $1,886,245        $16,427,199         $295,658
        ===========        ========          ==========        ==========        ==========        ===========         ========



        $   405,240        $     --          $       --        $       --        $       --        $        --         $     --
          1,077,940              --             283,715           123,983                --                 --               --
         14,561,822         373,126             736,378         1,861,983         1,886,245         16,427,199          295,658
        -----------        --------          ----------        ----------        ----------        -----------         --------
        $16,045,002        $373,126          $1,020,093        $1,985,966        $1,886,245        $16,427,199         $295,658
        ===========        ========          ==========        ==========        ==========        ===========         ========
        $     11.23        $     --          $       --        $       --        $       --        $        --         $     --
        ===========        ========          ==========        ==========        ==========        ===========         ========
        $      9.72        $     --          $     8.94        $    11.96        $    14.07        $        --         $     --
        ===========        ========          ==========        ==========        ==========        ===========         ========
        $      9.09        $   8.03          $     8.95        $    11.41        $     8.13        $      9.81         $   9.76
        ===========        ========          ==========        ==========        ==========        ===========         ========

        $25,779,269        $563,796          $1,978,534        $2,018,001        $3,128,529        $22,518,437         $341,980
        ===========        ========          ==========        ==========        ==========        ===========         ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2008






                                                     VAN ECK          VAN ECK WIT
                                                    WORLDWIDE          WORLDWIDE
                                                       HARD           BOND FUND--
                                                 ASSETS--INITIAL     INITIAL CLASS
                                                   CLASS SHARES         SHARES
                                                 ---------------------------------

ASSETS:
  Investments, at net asset value.............       $15,926            $3,566
  Dividends due and accrued...................            --                --
  Net receivable from (payable to) New York
     Life Insurance and
     Annuity Corporation......................            --                --

LIABILITIES:
  Liability to New York Life Insurance and
     Annuity Corporation for:
     Mortality and expense risk charges.......            --                --
                                                     -------            ------
       Total net assets.......................       $15,926            $3,566
                                                     =======            ======

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies........................       $    --            $   --
     Series II Policies.......................            --                --
     Series III Policies......................        15,926             3,566
                                                     -------            ------
       Total net assets.......................       $15,926            $3,566
                                                     =======            ======
     Series I Variable accumulation unit
       value..................................       $    --            $   --
                                                     =======            ======
     Series II Variable accumulation unit
       value..................................       $    --            $   --
                                                     =======            ======
     Series III Variable accumulation unit
       value..................................       $  4.74            $10.63
                                                     =======            ======

Identified Cost of Investment.................       $21,862            $3,330
                                                     =======            ======




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2008





                                                             MAINSTAY VP
                                            MAINSTAY VP        CAPITAL
                                               BOND--       APPRECIATION--    MAINSTAY VP
                                           INITIAL CLASS    INITIAL CLASS   CASH MANAGEMENT
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  98,585       $     60,842     $  3,343,356
  Mortality and expense risk charges....        (8,772)           (62,762)        (630,683)
                                             ---------       ------------     ------------
       Net investment income (loss).....        89,813             (1,920)       2,712,673
                                             ---------       ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       516,109         14,223,535       52,831,065
  Cost of investments sold..............      (487,915)       (16,748,793)     (52,827,614)
                                             ---------       ------------     ------------
       Net realized gain (loss) on
          investments...................        28,194         (2,525,258)           3,451
  Realized gain distribution received...           685                 --               --
  Change in unrealized appreciation
     (depreciation) on investments......       (36,586)        (4,336,440)           7,246
                                             ---------       ------------     ------------
       Net gain (loss) on investments...        (7,707)        (6,861,698)          10,697
                                             ---------       ------------     ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  82,106       $ (6,863,618)    $  2,723,370
                                             =========       ============     ============








                                            MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                             LARGE CAP         MID CAP          MID CAP
                                              GROWTH--          CORE--          GROWTH--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $     80       $    202,265     $        --
  Mortality and expense risk charges....          (440)          (160,015)        (34,352)
                                              --------       ------------     -----------
       Net investment income (loss).....          (360)            42,250         (34,352)
                                              --------       ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         7,824         11,517,279       5,801,398
  Cost of investments sold..............        (6,747)       (12,929,203)     (8,501,924)
                                              --------       ------------     -----------
       Net realized gain (loss) on
          investments...................         1,077         (1,411,924)     (2,700,526)
  Realized gain distribution received...            --          7,336,611         845,982
  Change in unrealized appreciation
     (depreciation) on investments......       (54,915)       (35,016,381)     (3,040,903)
                                              --------       ------------     -----------
       Net gain (loss) on investments...       (53,838)       (29,091,694)     (4,895,447)
                                              --------       ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $(54,198)      $(29,049,444)    $(4,929,799)
                                              ========       ============     ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                             MAINSTAY VP
        MAINSTAY VP                                                           HIGH YIELD      MAINSTAY VP       MAINSTAY VP
           COMMON        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP       CORPORATE       ICAP SELECT      INTERNATIONAL
          STOCK--       CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--        BOND--          EQUITY--         EQUITY--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
      -----------------------------------------------------------------------------------------------------------------------


        $  1,405,684      $  14,584         $  28,996        $  54,263       $ 1,240,311      $    736,833     $    892,593
            (232,615)        (2,021)           (2,406)          (6,974)          (67,802)         (236,934)        (219,718)
        ------------      ---------         ---------        ---------       -----------      ------------     ------------
           1,173,069         12,563            26,590           47,289         1,172,509           499,899          672,875
        ------------      ---------         ---------        ---------       -----------      ------------     ------------


           1,904,555          7,976           245,287          196,057         7,572,056         5,399,073       15,740,258
          (2,503,058)        (7,967)         (279,691)        (185,965)       (8,758,977)       (6,850,400)     (15,806,012)
        ------------      ---------         ---------        ---------       -----------      ------------     ------------
            (598,503)             9           (34,404)          10,092        (1,186,921)       (1,451,327)         (65,754)
          12,678,056         84,682                --               --                --         5,399,951        7,374,968

         (53,224,688)      (341,816)         (115,663)          94,505        (3,772,100)      (70,542,602)     (26,367,533)
        ------------      ---------         ---------        ---------       -----------      ------------     ------------
         (41,145,135)      (257,125)         (150,067)         104,597        (4,959,021)      (66,593,978)     (19,058,319)
        ------------      ---------         ---------        ---------       -----------      ------------     ------------

        $(39,972,066)     $(244,562)        $(123,477)       $ 151,886       $(3,786,512)     $(66,094,079)    $(18,385,444)
        ============      =========         =========        =========       ===========      ============     ============






                                                                                                AIM V.I.
                         MAINSTAY VP       MAINSTAY VP                                           GLOBAL          AIM V.I.
        MAINSTAY VP        S&P 500          SMALL CAP       MAINSTAY VP      MAINSTAY VP      REAL ESTATE      INTERNATIONAL
      MID CAP VALUE--      INDEX--          GROWTH--       TOTAL RETURN--      VALUE--           FUND--        GROWTH FUND--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERIES I SHARES   SERIES I SHARES
      -----------------------------------------------------------------------------------------------------------------------


        $    968,009     $  3,734,090      $        --      $   305,524     $   4,624,422     $    84,050       $    27,163
            (140,325)        (519,049)         (15,477)         (28,732)         (174,188)         (5,383)          (21,217)
        ------------     ------------      -----------      -----------     -------------     -----------       -----------
             827,684        3,215,041          (15,477)         276,792         4,450,234          78,667             5,946
        ------------     ------------      -----------      -----------     -------------     -----------       -----------


             723,967       18,414,909        1,968,399        6,185,611       186,602,898         381,279           826,601
            (852,275)     (19,888,869)      (2,610,311)      (8,335,630)     (194,002,362)     (1,069,887)       (1,183,421)
        ------------     ------------      -----------      -----------     -------------     -----------       -----------
            (128,308)      (1,473,960)        (641,912)      (2,150,019)       (7,399,464)       (688,608)         (356,820)
           8,256,236               --          496,968        1,198,603        25,359,094         129,899            65,684

         (29,884,351)     (69,198,337)      (1,295,725)      (2,101,947)      (24,114,686)       (194,236)       (2,028,841)
        ------------     ------------      -----------      -----------     -------------     -----------       -----------
         (21,756,423)     (70,672,297)      (1,440,669)      (3,053,363)       (6,155,056)       (752,945)       (2,319,977)
        ------------     ------------      -----------      -----------     -------------     -----------       -----------

        $(20,928,739)    $(67,457,256)     $(1,456,146)     $(2,776,571)    $  (1,704,822)    $  (674,278)      $(2,314,031)
        ============     ============      ===========      ===========     =============     ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008


                                                                              ALGER AMERICAN
                                           ALGER AMERICAN    ALGER AMERICAN    SMALLCAP AND
                                               CAPITAL          SMALLCAP          MIDCAP
                                            APPRECIATION         GROWTH          GROWTH--
                                             PORTFOLIO--      PORTFOLIO--         CLASS O
                                           CLASS O SHARES    CLASS O SHARES      SHARES(A)
                                          ---------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $     --        $        --         $    --
  Mortality and expense risk charges....          (173)            (7,875)            (14)
                                              --------        -----------         -------
       Net investment income (loss).....          (173)            (7,875)            (14)
                                              --------        -----------         -------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        15,559            442,149             185
  Cost of investments sold..............       (16,733)          (659,735)           (256)
                                              --------        -----------         -------
       Net realized gain (loss) on
          investments...................        (1,174)          (217,586)            (71)
  Realized gain distribution received...            --             23,510              --
  Change in unrealized appreciation
     (depreciation) on investments......       (21,024)          (848,188)         (2,161)
                                              --------        -----------         -------
       Net gain (loss) on investments...       (22,198)        (1,042,264)         (2,232)
                                              --------        -----------         -------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $(22,371)       $(1,050,139)        $(2,246)
                                              ========        ===========         =======








                                           AMERICAN FUNDS
                                           INTERNATIONAL
                                               FUND--          CVS CALVERT       DAVIS VALUE
                                           CLASS 2 SHARES    SOCIAL BALANCED      PORTFOLIO
                                          ----------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   120,670          $   348         $    15,714
  Mortality and expense risk charges....        (18,691)             (63)             (7,653)
                                            -----------          -------         -----------
       Net investment income (loss).....        101,979              285               8,061
                                            -----------          -------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      2,283,272              309           1,011,108
  Cost of investments sold..............     (3,242,370)            (357)         (1,427,064)
                                            -----------          -------         -----------
       Net realized gain (loss) on
          investments...................       (959,098)             (48)           (415,956)
  Realized gain distribution received...        804,496              195              36,817
  Change in unrealized appreciation
     (depreciation) on investments......     (2,283,076)          (5,295)           (541,231)
                                            -----------          -------         -----------
       Net gain (loss) on investments...     (2,437,678)          (5,148)           (920,370)
                                            -----------          -------         -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $(2,335,699)         $(4,863)        $  (912,309)
                                            ===========          =======         ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                           ALLIANCEBERNSTEIN
       ALLIANCEBERNSTEIN      VPS SMALL/           AMERICAN         AMERICAN FUNDS      AMERICAN FUNDS
       VPS INTERNATIONAL     MID CAP VALUE       CENTURY(R) VP     ASSET ALLOCATION      GLOBAL SMALL
       VALUE PORTFOLIO--      PORTFOLIO--           VALUE--             FUND--         CAPITALIZATION--
        CLASS A SHARES     CLASS A SHARES(B)       CLASS II         CLASS 2 SHARES      CLASS 2 SHARES
      --------------------------------------------------------------------------------------------------


          $     7,207          $    538           $    26,012          $   8,490           $      --
               (4,207)             (388)               (4,492)            (1,154)             (2,465)
          -----------          --------           -----------          ---------           ---------
                3,000               150                21,520              7,336              (2,465)
          -----------          --------           -----------          ---------           ---------


              615,571             2,797               597,467            188,730             342,959
           (1,360,246)           (3,441)           (1,050,162)          (270,920)           (718,536)
          -----------          --------           -----------          ---------           ---------
             (744,675)             (644)             (452,695)           (82,190)           (375,577)
               39,751             7,643               147,568             12,662              86,223

             (235,620)          (54,722)              (85,544)           (46,981)           (135,075)
          -----------          --------           -----------          ---------           ---------
             (940,544)          (47,723)             (390,671)          (116,509)           (424,429)
          -----------          --------           -----------          ---------           ---------

          $  (937,544)         $(47,573)          $  (369,151)         $(109,173)          $(426,894)
          ===========          ========           ===========          =========           =========


                            AMERICAN FUNDS
        AMERICAN FUNDS       GROWTH-INCOME
         GROWTH FUND--          FUND--
        CLASS 2 SHARES      CLASS 2 SHARES
      --------------------------------------

           $  13,904           $  1,014
              (5,587)              (203)
           ---------           --------
               8,317                811
           ---------           --------


             430,054              5,790
            (539,240)            (6,681)
           ---------           --------
            (109,186)              (891)
             138,011              2,203

            (846,786)           (23,648)
           ---------           --------
            (817,961)           (22,336)
           ---------           --------

           $(809,644)          $(21,525)
           =========           ========






         DELAWARE VIP
         INTERNATIONAL        DREYFUS IP          DREYFUS VIF         DWS DREMAN          DWS GLOBAL
         VALUE EQUITY         TECHNOLOGY          DEVELOPING         SMALL MID CAP       OPPORTUNITIES
           SERIES--            GROWTH--            LEADERS--          VALUE VIP--            VIP--
        STANDARD CLASS      INITIAL SHARES      INITIAL SHARES      CLASS A SHARES     CLASS A SHARES(C)
      --------------------------------------------------------------------------------------------------


           $   7,646           $      --            $   143            $  17,136            $    --
              (1,586)             (2,619)               (73)              (4,755)               (31)
           ---------           ---------            -------            ---------            -------
               6,060              (2,619)                70               12,381                (31)
           ---------           ---------            -------            ---------            -------


             260,135              48,617                965               57,267                130
            (612,599)            (53,182)            (1,400)             (87,088)              (183)
           ---------           ---------            -------            ---------            -------
            (352,464)             (4,565)              (435)             (29,821)               (53)
              27,988                  --                854              419,299                 --

             122,792            (302,140)            (7,381)            (816,306)            (5,778)
           ---------           ---------            -------            ---------            -------
            (201,684)           (306,705)            (6,962)            (426,828)            (5,831)
           ---------           ---------            -------            ---------            -------

           $(195,624)          $(309,324)           $(6,892)           $(414,447)           $(5,862)
           =========           =========            =======            =========            =======


         DWS SMALL CAP      FIDELITY(R) VIP
          INDEX VIP--       CONTRAFUND(R)--
        CLASS A SHARES       INITIAL CLASS
      --------------------------------------

         $    237,602        $    265,697
              (63,370)            (94,596)
         ------------        ------------
              174,232             171,101
         ------------        ------------


            8,250,229           4,045,642
          (11,250,570)         (6,274,542)
         ------------        ------------
           (3,000,341)         (2,228,900)
            1,510,836             505,426

           (3,638,305)        (11,372,771)
         ------------        ------------
           (5,127,810)        (13,096,245)
         ------------        ------------

         $ (4,953,578)       $(12,925,144)
         ============        ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008




                                                                FIDELITY(R) VIP     FIDELITY(R) VIP
                                            FIDELITY(R) VIP      FREEDOM 2010        FREEDOM 2020
                                            EQUITY-INCOME--       PORTFOLIO--         PORTFOLIO--
                                             INITIAL CLASS      INITIAL SHARES      INITIAL SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   184,221          $  36,925          $   105,651
  Mortality and expense risk charges....          (34,681)            (3,738)              (9,907)
                                              -----------          ---------          -----------
       Net investment income (loss).....          149,540             33,187               95,744
                                              -----------          ---------          -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        2,420,258            118,335              381,470
  Cost of investments sold..............       (3,329,304)          (135,475)            (422,431)
                                              -----------          ---------          -----------
       Net realized gain (loss) on
          investments...................         (909,046)           (17,140)             (40,961)
  Realized gain distribution received...            7,831             39,507              138,978
  Change in unrealized appreciation
     (depreciation) on investments......       (3,026,008)          (353,779)          (1,321,259)
                                              -----------          ---------          -----------
       Net gain (loss) on investments...       (3,927,223)          (331,412)          (1,223,242)
                                              -----------          ---------          -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $(3,777,683)         $(298,225)         $(1,127,498)
                                              ===========          =========          ===========







                                            FIDELITY(R) VIP       JANUS ASPEN         JANUS ASPEN
                                                 VALUE         SERIES BALANCED--    SERIES FORTY--
                                             STRATEGIES--        INSTITUTIONAL       INSTITUTIONAL
                                            SERVICE CLASS 2         SHARES              SHARES
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................       $   1,666          $   442,754         $    10,188
  Mortality and expense risk charges....          (1,378)             (58,887)            (30,659)
                                               ---------          -----------         -----------
       Net investment income (loss).....             288              383,867             (20,471)
                                               ---------          -----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         115,695            1,054,877           1,452,829
  Cost of investments sold..............        (165,817)            (942,599)         (1,268,496)
                                               ---------          -----------         -----------
       Net realized gain (loss) on
          investments...................         (50,122)             112,278             184,333
  Realized gain distribution received...          67,478            1,141,413                  --
  Change in unrealized appreciation
     (depreciation) on investments......        (223,901)          (4,456,582)         (4,287,212)
                                               ---------          -----------         -----------
       Net gain (loss) on investments...        (206,545)          (3,202,891)         (4,102,879)
                                               ---------          -----------         -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................       $(206,257)         $(2,819,024)        $(4,123,350)
                                               =========          ===========         ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








        FIDELITY(R) VIP                                             FIDELITY(R) VIP
         FREEDOM 2030       FIDELITY(R) VIP     FIDELITY(R) VIP       INVESTMENT        FIDELITY(R) VIP     FIDELITY(R) VIP
          PORTFOLIO--          GROWTH--           INDEX 500--        GRADE BOND--          MID-CAP--          OVERSEAS--
        INITIAL SHARES       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------


           $  58,692          $    22,669        $    740,164         $   271,830        $     95,678         $   316,043
              (6,329)             (13,771)           (142,361)            (27,182)            (87,881)            (53,516)
           ---------          -----------        ------------         -----------        ------------         -----------
              52,363                8,898             597,803             244,648               7,797             262,527
           ---------          -----------        ------------         -----------        ------------         -----------


              57,456              866,324           3,401,993           1,208,876           4,860,792           2,559,700
             (68,346)            (862,545)         (3,457,983)         (1,267,952)         (6,264,731)         (3,590,975)
           ---------          -----------        ------------         -----------        ------------         -----------
             (10,890)               3,779             (55,990)            (59,076)         (1,403,939)         (1,031,275)
             123,291                   --             319,440               5,278           3,254,283           1,369,790

            (955,956)          (1,818,112)        (15,146,216)           (443,152)        (11,392,134)         (7,415,254)
           ---------          -----------        ------------         -----------        ------------         -----------
            (843,555)          (1,814,333)        (14,882,766)           (496,950)         (9,541,790)         (7,076,739)
           ---------          -----------        ------------         -----------        ------------         -----------

           $(791,192)         $(1,805,435)       $(14,284,963)        $  (252,302)       $ (9,533,993)        $(6,814,212)
           =========          ===========        ============         ===========        ============         ===========


        FIDELITY(R)
         VIP VALUE
         LEADERS--
          INITIAL
          CLASS(G)
      ---------------

            $  9
              --
            ----
               9
            ----


              11
             (13)
            ----
              (2)
              --

             (10)
            ----
             (12)
            ----

            $ (3)
            ====





                              JANUS ASPEN
          JANUS ASPEN           SERIES              LAZARD                                LVIP BARON
        SERIES MID CAP         WORLDWIDE          RETIREMENT          LORD ABBETT           GROWTH
           GROWTH--            GROWTH--          INTERNATIONAL       SERIES FUND--       OPPORTUNITIES
         INSTITUTIONAL       INSTITUTIONAL          EQUITY           MID-CAP VALUE       FUND--SERVICE
            SHARES              SHARES             PORTFOLIO           PORTFOLIO         CLASS SHARES
      --------------------------------------------------------------------------------------------------


          $    21,304          $   9,817          $    29,434        $     87,444         $        --
              (34,911)            (3,251)             (11,858)            (35,015)             (9,141)
          -----------          ---------          -----------        ------------         -----------
              (13,607)             6,566               17,576              52,429              (9,141)
          -----------          ---------          -----------        ------------         -----------


            1,597,635            149,967            1,188,502           8,533,806             925,646
           (1,569,821)          (186,258)          (1,996,075)        (10,775,582)         (1,149,009)
          -----------          ---------          -----------        ------------         -----------
               27,814            (36,291)            (807,573)         (2,241,776)           (223,363)
              450,133                 --               11,177             292,200             128,133

           (4,724,329)          (453,184)            (661,009)         (1,341,293)         (1,014,610)
          -----------          ---------          -----------        ------------         -----------
           (4,246,382)          (489,475)          (1,457,405)         (3,290,869)         (1,109,840)
          -----------          ---------          -----------        ------------         -----------

          $(4,259,989)         $(482,909)         $(1,439,829)       $ (3,238,440)        $(1,118,981)
          ===========          =========          ===========        ============         ===========


            MFS(R)            MFS(R) NEW
           INVESTORS           DISCOVERY
        TRUST SERIES--         SERIES--
         INITIAL CLASS       INITIAL CLASS
      --------------------------------------

           $  1,510             $    --
               (451)                (33)
           --------             -------
              1,059                 (33)
           --------             -------


              4,035                 251
             (2,900)               (312)
           --------             -------
              1,135                 (61)
             12,464               1,453

            (83,554)             (4,727)
           --------             -------
            (69,955)             (3,335)
           --------             -------

           $(68,896)            $(3,368)
           ========             =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008



                                                            MORGAN STANLEY   MORGAN STANLEY
                                               MFS(R)        UIF EMERGING     UIF EMERGING
                                             UTILITIES         MARKETS          MARKETS
                                              SERIES--          DEBT--          EQUITY--
                                           INITIAL CLASS       CLASS I          CLASS I
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  21,204        $  89,123       $        --
  Mortality and expense risk charges....        (6,680)          (4,732)          (29,350)
                                             ---------        ---------       -----------
       Net investment income (loss).....        14,524           84,391           (29,350)
                                             ---------        ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       352,552          321,761         2,490,087
  Cost of investments sold..............      (471,521)        (390,500)       (2,552,818)
                                             ---------        ---------       -----------
       Net realized gain (loss) on
          investments...................      (118,969)         (68,739)          (62,731)
  Realized gain distribution received...       219,500           51,440         1,933,522
  Change in unrealized appreciation
     (depreciation) on investments......      (868,210)        (264,705)       (6,683,200)
                                             ---------        ---------       -----------
       Net gain (loss) on investments...      (767,679)        (282,004)       (4,812,409)
                                             ---------        ---------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(753,155)       $(197,613)      $(4,841,759)
                                             =========        =========       ===========







                                                                ROYCE            ROYCE
                                             PIMCO U.S.       MICRO-CAP        SMALL-CAP
                                            GOVERNMENT--     PORTFOLIO--      PORTFOLIO--
                                           ADMINISTRATIVE     INVESTMENT       INVESTMENT
                                            CLASS SHARES        CLASS            CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $  3,241       $    81,687      $    41,154
  Mortality and expense risk charges....          (414)          (13,807)         (18,336)
                                              --------       -----------      -----------
       Net investment income (loss).....         2,827            67,880           22,818
                                              --------       -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        37,583         1,607,891          823,927
  Cost of investments sold..............       (34,400)       (2,525,846)        (945,793)
                                              --------       -----------      -----------
       Net realized gain (loss) on
          investments...................         3,183          (917,955)        (121,866)
  Realized gain distribution received...         1,031           342,319          529,057
  Change in unrealized appreciation
     (depreciation) on investments......         8,009        (1,065,009)      (1,538,706)
                                              --------       -----------      -----------
       Net gain (loss) on investments...        12,223        (1,640,645)      (1,131,515)
                                              --------       -----------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 15,050       $(1,572,765)     $(1,108,697)
                                              ========       ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                             OPPENHEIMER
                            NEUBERGER          CAPITAL        OPPENHEIMER
       MORGAN STANLEY      BERMAN AMT        APPRECIATION   CORE BOND FUND/       PIMCO            PIMCO             PIMCO
       UIF U.S. REAL        PARTNERS         FUND/VA NON-       VA NON-       LOW DURATION--   REAL RETURN--    TOTAL RETURN--
          ESTATE--         PORTFOLIO--         SERVICE          SERVICE       ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE
          CLASS I          CLASS I(A)         SHARES(E)        SHARES(F)       CLASS SHARES     CLASS SHARES     CLASS SHARES
      -------------------------------------------------------------------------------------------------------------------------


        $    502,276        $   1,682           $  --            $  --          $  34,927       $   203,605       $ 1,246,367
             (55,773)            (752)             (1)              (1)            (4,004)          (25,492)         (123,903)
        ------------        ---------           -----            -----          ---------       -----------       -----------
             446,503              930              (1)              (1)            30,923           178,113         1,122,464
        ------------        ---------           -----            -----          ---------       -----------       -----------


           5,004,935           82,088               7                5            320,641         1,190,614         7,001,972
         (11,521,450)        (108,679)            (10)              (6)          (316,298)       (1,195,276)       (6,724,656)
        ------------        ---------           -----            -----          ---------       -----------       -----------
          (6,516,515)         (26,591)             (3)              (1)             4,343            (4,662)          277,316
           5,508,663           53,081              --               --             19,005             8,637           553,511
          (4,474,497)        (217,672)           (482)            (354)           (66,892)         (688,624)         (827,010)
        ------------        ---------           -----            -----          ---------       -----------       -----------
          (5,482,349)        (191,182)           (485)            (355)           (43,544)         (684,649)            3,817
        ------------        ---------           -----            -----          ---------       -----------       -----------

        $ (5,035,846)       $(190,252)          $(486)           $(356)         $ (12,621)      $  (506,536)      $ 1,126,281
        ============        =========           =====            =====          =========       ===========       ===========







                                                                                                                 T. ROWE PRICE
       T. ROWE PRICE                                                                           T. ROWE PRICE       PERSONAL
         BLUE CHIP        T. ROWE PRICE     T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE     NEW AMERICA        STRATEGY
           GROWTH         EQUITY INCOME       INDEX 500      INTERNATIONAL     LIMITED-TERM        GROWTH          BALANCED
         PORTFOLIO          PORTFOLIO         PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO     PORTFOLIO         PORTFOLIO
      -------------------------------------------------------------------------------------------------------------------------


        $     8,851        $   489,887        $   9,528       $    32,502       $  80,395       $        --       $   378,696
            (34,663)           (86,767)          (1,988)           (6,343)         (8,800)          (11,047)          (62,522)
        -----------        -----------        ---------       -----------       ---------       -----------       -----------

            (25,812)           403,120            7,540            26,159          71,595           (11,047)          316,174
        -----------        -----------        ---------       -----------       ---------       -----------       -----------



          2,238,060          5,553,001           23,077           452,549         609,342           929,493         3,071,797
         (2,123,194)        (6,329,491)         (24,854)         (461,871)       (606,320)         (984,231)       (3,509,125)
        -----------        -----------        ---------       -----------       ---------       -----------       -----------

            114,866           (776,490)          (1,777)           (9,322)          3,022           (54,738)         (437,328)
                 --            623,061               --            62,762              --           120,456            80,023

         (4,233,587)        (9,145,946)        (210,565)       (1,071,444)        (54,173)       (1,196,498)       (5,204,862)
        -----------        -----------        ---------       -----------       ---------       -----------       -----------
         (4,118,721)        (9,299,375)        (212,342)       (1,018,004)        (51,151)       (1,130,780)       (5,562,167)


        -----------        -----------        ---------       -----------       ---------       -----------       -----------

        $(4,144,533)       $(8,896,255)       $(204,802)      $  (991,845)      $  20,444       $(1,141,827)      $(5,245,993)
        ===========        ===========        =========       ===========       =========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2008



                                              VAN ECK          VAN ECK        VAN ECK WIT
                                             WORLDWIDE        WORLDWIDE        WORLDWIDE
                                              ABSOLUTE      HARD ASSETS--         BOND
                                          RETURN--INITIAL   INITIAL CLASS    FUND--INITIAL
                                            CLASS SHARES      SHARES(D)       CLASS SHARES
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $    287         $     --          $  12
  Mortality and expense risk charges....        (1,394)             (74)            (3)
                                              --------         --------          -----
       Net investment income (loss).....        (1,107)             (74)             9
                                              --------         --------          -----

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....         3,884           30,619            142
  Cost of investments sold..............        (3,878)         (56,289)          (153)
                                              --------         --------          -----
       Net realized gain (loss) on
          investments...................             6          (25,670)           (11)
  Realized gain distribution received...         9,188               --             --
  Change in unrealized appreciation
     (depreciation)  on investments.....       (52,757)          (5,936)           233
                                              --------         --------          -----
       Net gain (loss) on investments...       (43,563)         (31,606)           222
                                              --------         --------          -----
          Net increase (decrease) in net
            assets resulting from
            operations..................      $(44,670)        $(31,680)         $ 231
                                              ========         ========          =====




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2008
and December 31, 2007


                                                                                                       MAINSTAY VP
                                                                           MAINSTAY VP                   CAPITAL
                                                                             BOND--                   APPRECIATION--
                                                                          INITIAL CLASS               INITIAL CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   89,813        $    49,544        $     (1,920)
     Net realized gain (loss) on investments................          28,194             51,739          (2,525,258)
     Realized gain distribution received....................             685                 --                ----
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (36,586)            (7,623)         (4,336,440)
                                                                  ----------        -----------        ------------
       Net increase (decrease) in net assets resulting from
          operations........................................          82,106             93,660          (6,863,618)
                                                                  ----------        -----------        ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................         309,944            313,459               6,398
     Cost of insurance......................................         (33,226)           (22,746)           (111,227)
     Policyowners' surrenders...............................         (36,233)        (1,071,643)            (50,899)
     Net transfers from (to) Fixed Account..................          40,698            155,672           1,196,461
     Transfers between Investment Divisions.................         514,451             14,995          (6,437,244)
     Policyowners' death benefits...........................            (396)           (32,772)                 --
                                                                  ----------        -----------        ------------
       Net contributions and (withdrawals)..................         795,238           (643,035)         (5,396,511)
                                                                  ----------        -----------        ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              --                  3                 149
                                                                  ----------        -----------        ------------
          Increase (decrease) in net assets.................         877,344           (549,372)        (12,259,980)
NET ASSETS:
     Beginning of year......................................       1,707,837          2,257,209          19,741,240
                                                                  ----------        -----------        ------------
     End of year............................................      $2,585,181        $ 1,707,837        $  7,481,260
                                                                  ==========        ===========        ============


                                                                 MAINSTAY VP
                                                                   CAPITAL
                                                                APPRECIATION--
                                                                INITIAL CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (55,954)
     Net realized gain (loss) on investments................       2,150,019
     Realized gain distribution received....................              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................         145,687
                                                                 -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,239,752
                                                                 -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          14,160
     Cost of insurance......................................        (137,458)
     Policyowners' surrenders...............................        (870,721)
     Net transfers from (to) Fixed Account..................      (4,856,385)
     Transfers between Investment Divisions.................         471,308
     Policyowners' death benefits...........................              --
                                                                 -----------
       Net contributions and (withdrawals)..................      (5,379,096)
                                                                 -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,252)
                                                                 -----------
          Increase (decrease) in net assets.................      (3,140,596)
NET ASSETS:
     Beginning of year......................................      22,881,836
                                                                 -----------
     End of year............................................     $19,741,240
                                                                 ===========




                                                                                                       MAINSTAY VP
                                                                                                        HIGH YIELD
                                                                           MAINSTAY VP                  CORPORATE
                                                                          GOVERNMENT--                    BOND--
                                                                          INITIAL CLASS               INITIAL CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   47,289         $   41,094        $ 1,172,509
     Net realized gain (loss) on investments................          10,092              1,155         (1,186,921)
     Realized gain distribution received....................              --                 --                 --
     Change in unrealized appreciation (depreciation) on
       investments..........................................          94,505              9,531         (3,772,100)
                                                                  ----------         ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         151,886             51,780         (3,786,512)
                                                                  ----------         ----------        -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         193,478            166,705          1,649,309
     Cost of insurance......................................         (30,621)           (12,290)          (160,521)
     Policyowners' surrenders...............................         (27,467)                --           (489,389)
     Net transfers from (to) Fixed Account..................          33,612            133,880             46,085
     Transfers between Investment Divisions.................         321,533            554,008         (1,618,382)
     Policyowners' death benefits...........................              --                 --            (30,840)
                                                                  ----------         ----------        -----------
       Net contributions and (withdrawals)..................         490,535            842,303           (603,738)
                                                                  ----------         ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (1)                (3)                15
                                                                  ----------         ----------        -----------
          Increase (decrease) in net assets.................         642,420            894,080         (4,390,235)
NET ASSETS:
     Beginning of year......................................       1,357,604            463,524         15,145,733
                                                                  ----------         ----------        -----------
     End of year............................................      $2,000,024         $1,357,604        $10,755,498
                                                                  ==========         ==========        ===========


                                                                 MAINSTAY VP
                                                                  HIGH YIELD
                                                                  CORPORATE
                                                                    BOND--
                                                                INITIAL CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   920,067
     Net realized gain (loss) on investments................         267,306
     Realized gain distribution received....................              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,063,401)
                                                                 -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         123,972
                                                                 -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       2,639,430
     Cost of insurance......................................         (99,489)
     Policyowners' surrenders...............................         (14,272)
     Net transfers from (to) Fixed Account..................       5,043,181
     Transfers between Investment Divisions.................       1,187,215
     Policyowners' death benefits...........................              --
                                                                 -----------
       Net contributions and (withdrawals)..................       8,756,065
                                                                 -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (3)
                                                                 -----------
          Increase (decrease) in net assets.................       8,880,034
NET ASSETS:
     Beginning of year......................................       6,265,699
                                                                 -----------
     End of year............................................     $15,145,733
                                                                 ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                               MAINSTAY VP                     MAINSTAY VP             MAINSTAY VP
               MAINSTAY VP                    COMMON STOCK--                  CONVERTIBLE--          FLOATING RATE--
             CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS           INITIAL CLASS
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $  2,712,673    $  4,453,362    $  1,173,069    $  1,095,848     $  12,563        $ 11,857       $  26,590
              3,451            (671)       (598,503)        238,983             9           6,300         (34,404)
                 --              --      12,678,056       8,180,167        84,682          15,042              --

              7,246           1,156     (53,224,688)     (4,406,055)     (341,816)         36,845        (115,663)
       ------------    ------------    ------------    ------------     ---------        --------       ---------

          2,723,370       4,453,847     (39,972,066)      5,108,943      (244,562)         70,044        (123,477)
       ------------    ------------    ------------    ------------     ---------        --------       ---------

         61,372,666      62,252,552         318,757         277,457       132,645         171,668         229,081
         (1,882,247)     (1,341,349)       (534,809)       (580,608)       (5,182)         (3,608)        (22,473)
           (135,202)       (339,179)       (127,024)        (51,755)         (866)             --            (591)
          9,622,101      36,311,103         342,187         487,186           435         (46,828)        (13,119)
        (10,188,728)    (22,190,128)       (236,989)         30,673         1,405             973        (188,593)
            (55,969)        (19,007)       (268,621)             --        (3,019)             --              --
       ------------    ------------    ------------    ------------     ---------        --------       ---------
         58,732,621      74,673,992        (506,499)        162,953       125,418         122,205           4,305
       ------------    ------------    ------------    ------------     ---------        --------       ---------


               (315)         (1,119)         13,986          (2,951)           34             (28)             (1)
       ------------    ------------    ------------    ------------     ---------        --------       ---------
         61,455,676      79,126,720     (40,464,579)      5,268,945      (119,110)        192,221        (119,173)

        134,936,882      55,810,162     109,475,108     104,206,163       621,969         429,748         499,241
       ------------    ------------    ------------    ------------     ---------        --------       ---------
       $196,392,558    $134,936,882    $ 69,010,529    $109,475,108     $ 502,859        $621,969       $ 380,068
       ============    ============    ============    ============     =========        ========       =========


       MAINSTAY VP
     FLOATING RATE--
      INITIAL CLASS
     ---------------
           2007
     ---------------

         $ 32,244
           (4,759)
               --
          (17,244)
         --------

           10,241
         --------

          223,391
          (17,877)
               --
            9,617
          (70,401)
               --
         --------
          144,730
         --------

               --
         --------
          154,971
          344,270
         --------
         $499,241
         ========




                                                                                                       MAINSTAY VP
               MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP              LARGE CAP
           ICAP SELECT EQUITY--            INCOME AND GROWTH--            INTERNATIONAL EQUITY--         GROWTH--
              INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS           INITIAL CLASS
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $    499,899      $   (401)         $--          $     419      $    672,875    $     10,148      $   (360)
         (1,451,327)       38,394           --            124,774           (65,754)     12,612,195         1,077
          5,399,951         6,098           --              3,199         7,374,968       4,557,324            --

        (70,542,602)      (32,808)          --           (128,357)      (26,367,533)    (12,690,627)      (54,915)
       ------------      --------          ---          ---------      ------------    ------------      --------

        (66,094,079)       11,283           --                 35       (18,385,444)      4,489,040       (54,198)
       ------------      --------          ---          ---------      ------------    ------------      --------

              5,142            --           --                 --         2,119,530       2,921,345            --
           (545,558)      (10,731)          --               (555)       (1,313,369)     (1,367,748)       (6,623)
             (8,667)           --           --             (2,926)         (525,762)     (1,709,308)           --
            (25,624)       19,003           --            (19,002)       (1,058,232)    (24,432,096)           --
        181,978,941           961           --               (961)       (3,429,250)      2,190,338          (597)
           (187,548)           --           --                 --          (777,814)       (177,491)           --
       ------------      --------          ---          ---------      ------------    ------------      --------
        181,216,686         9,233           --            (23,444)       (4,984,897)    (22,574,960)       (7,220)
       ------------      --------          ---          ---------      ------------    ------------      --------


              9,091           (17)          --                 --             9,414          (4,456)           30
       ------------      --------          ---          ---------      ------------    ------------      --------
        115,131,698        20,499           --            (23,409)      (23,360,927)    (18,090,376)      (61,388)

            201,220       180,721           --             23,409        74,245,459      92,335,835       143,751
       ------------      --------          ---          ---------      ------------    ------------      --------
       $115,332,918      $201,220          $--          $      --      $ 50,884,532    $ 74,245,459      $ 82,363
       ============      ========          ===          =========      ============    ============      ========


       MAINSTAY VP
        LARGE CAP
         GROWTH--
      INITIAL CLASS
     ---------------
           2007
     ---------------

         $   (838)
           14,556
               --
           11,241
         --------

           24,959
         --------

               --
           (6,156)
               --
               --
          (66,997)
               --
         --------
          (73,153)
         --------

              (32)
         --------
          (48,226)
          191,977
         --------
         $143,751
         ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007

                                                                                                       MAINSTAY VP
                                                                           MAINSTAY VP                   MID CAP
                                                                         MID CAP CORE--                  GROWTH--
                                                                          INITIAL CLASS               INITIAL CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $     42,250       $    80,124        $   (34,352)
     Net realized gain (loss) on investments................       (1,411,924)        1,229,897         (2,700,526)
     Realized gain distribution received....................        7,336,611         6,841,998            845,982
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (35,016,381)       (5,175,300)        (3,040,903)
                                                                 ------------       -----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (29,049,444)        2,976,719         (4,929,799)
                                                                 ------------       -----------        -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          260,905           165,302            607,469
     Cost of insurance......................................         (309,572)         (342,699)           (71,043)
     Policyowners' surrenders...............................           (5,030)           (1,558)          (346,939)
     Net transfers from (to) Fixed Account..................           29,365          (634,155)           (11,714)
     Transfers between Investment Divisions.................       (2,203,748)        2,097,895         (2,480,354)
     Policyowners' death benefits...........................         (115,843)               --                 --
                                                                 ------------       -----------        -----------
       Net contributions and (withdrawals)..................       (2,343,923)        1,284,785         (2,302,581)
                                                                 ------------       -----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            6,496            (1,005)                 5
                                                                 ------------       -----------        -----------
          Increase (decrease) in net assets.................      (31,386,871)        4,260,499         (7,232,375)
NET ASSETS:
     Beginning of year......................................       72,119,379        67,858,880         10,981,176
                                                                 ------------       -----------        -----------
     End of year............................................     $ 40,732,508       $72,119,379        $ 3,748,801
                                                                 ============       ===========        ===========


                                                                 MAINSTAY VP
                                                                   MID CAP
                                                                   GROWTH--
                                                                INITIAL CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (36,119)
     Net realized gain (loss) on investments................         598,753
     Realized gain distribution received....................         675,569
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (10,892)
                                                                 -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,227,311
                                                                 -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         780,295
     Cost of insurance......................................         (61,520)
     Policyowners' surrenders...............................            (709)
     Net transfers from (to) Fixed Account..................      (1,015,986)
     Transfers between Investment Divisions.................         209,560
     Policyowners' death benefits...........................          (8,686)
                                                                 -----------
       Net contributions and (withdrawals)..................         (97,046)
                                                                 -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              --
                                                                 -----------
          Increase (decrease) in net assets.................       1,130,265
NET ASSETS:
     Beginning of year......................................       9,850,911
                                                                 -----------
     End of year............................................     $10,981,176
                                                                 ===========




                                                                                                     AIM V.I. GLOBAL
                                                                           MAINSTAY VP                 REAL ESTATE
                                                                             VALUE--                      FUND--
                                                                          INITIAL CLASS              SERIES I SHARES
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   4,450,234       $  2,428,244        $   78,667
     Net realized gain (loss) on investments................       (7,399,464)         1,069,667          (688,608)
     Realized gain distribution received....................       25,359,094         15,074,427           129,899
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (24,114,686)       (15,372,929)         (194,236)
                                                                -------------       ------------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       (1,704,822)         3,199,409          (674,278)
                                                                -------------       ------------        ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................           12,717             10,945           247,225
     Cost of insurance......................................         (314,195)          (927,070)          (18,173)
     Policyowners' surrenders...............................           (8,173)            (1,533)           (2,972)
     Net transfers from (to) Fixed Account..................       (1,802,169)           821,111             8,182
     Transfers between Investment Divisions.................     (173,573,109)         1,357,045           (46,631)
     Policyowners' death benefits...........................         (217,018)                --            (4,550)
                                                                -------------       ------------        ----------
       Net contributions and (withdrawals)..................     (175,901,947)         1,260,498           183,081
                                                                -------------       ------------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            4,219             (1,875)                7
                                                                -------------       ------------        ----------
          Increase (decrease) in net assets.................     (177,602,550)         4,458,032          (491,190)
NET ASSETS:
     Beginning of year......................................      177,602,550        173,144,518         1,213,010
                                                                -------------       ------------        ----------
     End of year............................................    $          --       $177,602,550        $  721,820
                                                                =============       ============        ==========


                                                               AIM V.I. GLOBAL
                                                                 REAL ESTATE
                                                                    FUND--
                                                               SERIES I SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    62,347
     Net realized gain (loss) on investments................         495,436
     Realized gain distribution received....................         178,886
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (659,466)
                                                                 -----------
       Net increase (decrease) in net assets resulting from
          operations........................................          77,203
                                                                 -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          98,087
     Cost of insurance......................................         (20,599)
     Policyowners' surrenders...............................            (245)
     Net transfers from (to) Fixed Account..................      (5,196,955)
     Transfers between Investment Divisions.................         675,362
     Policyowners' death benefits...........................              --
                                                                 -----------
       Net contributions and (withdrawals)..................      (4,444,350)
                                                                 -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................               3
                                                                 -----------
          Increase (decrease) in net assets.................      (4,367,144)
NET ASSETS:
     Beginning of year......................................       5,580,154
                                                                 -----------
     End of year............................................     $ 1,213,010
                                                                 ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








               MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP             MAINSTAY VP
             MID CAP VALUE--                 S&P 500 INDEX--                SMALL CAP GROWTH--        TOTAL RETURN--
              INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS           INITIAL CLASS
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $    827,684    $   518,399     $  3,215,041    $  1,811,260    $   (15,477)     $  (15,432)    $   276,792
           (128,308)       124,517       (1,473,960)      1,331,816       (641,912)         57,558      (2,150,019)
          8,256,236      5,611,736               --              --        496,968         348,722       1,198,603

        (29,884,351)    (7,156,034)     (69,198,337)      3,169,157     (1,295,725)       (545,828)     (2,101,947)
       ------------    -----------     ------------    ------------    -----------      ----------     -----------

        (20,928,739)      (901,382)     (67,457,256)      6,312,233     (1,456,146)       (154,980)     (2,776,571)
       ------------    -----------     ------------    ------------    -----------      ----------     -----------

            106,431        114,472        1,354,651       1,524,060         25,025          51,504             194
           (300,534)      (344,165)      (3,959,847)     (3,500,689)       (27,513)        (20,495)       (145,669)
             (1,895)            --         (298,234)     (1,239,510)        (5,162)         (5,141)             --
              9,391        190,744          725,595      24,124,425          1,297        (480,239)     (3,852,310)
             66,922          4,200        7,636,735           1,631       (743,489)        534,466             515
           (163,055)            --       (1,872,092)       (391,492)            --              --              --
       ------------    -----------     ------------    ------------    -----------      ----------     -----------
           (282,740)       (34,749)       3,586,808      20,518,425       (749,842)         80,095      (3,997,270)
       ------------    -----------     ------------    ------------    -----------      ----------     -----------


              8,032            539           39,419         (10,557)            --              --           1,873
       ------------    -----------     ------------    ------------    -----------      ----------     -----------
        (21,203,447)      (935,592)     (63,831,029)     26,820,101     (2,205,988)        (74,885)     (6,771,968)

         64,259,252     65,194,844      181,769,686     154,949,585      4,521,880       4,596,765      12,280,467
       ------------    -----------     ------------    ------------    -----------      ----------     -----------
       $ 43,055,805    $64,259,252     $117,938,657    $181,769,686    $ 2,315,892      $4,521,880     $ 5,508,499
       ============    ===========     ============    ============    ===========      ==========     ===========


       MAINSTAY VP
      TOTAL RETURN--
      INITIAL CLASS
     ---------------
           2007
     ---------------

       $   214,941
           164,949
           843,157
          (933,448)
       -----------

           289,599
       -----------

                --
          (146,691)
                --
         9,197,737
                --
                --
       -----------
         9,051,046
       -----------

              (682)
       -----------
         9,339,963
         2,940,504
       -----------
       $12,280,467
       ===========





                 AIM V.I.                     ALGER AMERICAN                  ALGER AMERICAN               ALGER AMERICAN
           INTERNATIONAL GROWTH            CAPITAL APPRECIATION              SMALLCAP GROWTH                SMALLCAP AND
                  FUND--                       PORTFOLIO--                     PORTFOLIO--                MIDCAP GROWTH--
             SERIES I SHARES                  CLASS O SHARES                  CLASS O SHARES               CLASS O SHARES
     ------------------------------- ------------------------------- -------------------------------      ---------------
           2008            2007            2008            2007            2008            2007               2008(F)
     --------------------------------------------------------------------------------------------------------------------------



       $     5,946      $    3,637       $   (173)      $    (394)     $    (7,875)     $  (10,878)           $   (14)
          (356,820)          7,524         (1,174)         33,487         (217,586)        365,860                (71)
            65,684              --             --              --           23,510              --                 --

        (2,028,841)         70,343        (21,024)         (6,110)        (848,188)         47,289             (2,161)
       -----------      ----------       --------       ---------      -----------      ----------            -------

        (2,314,031)         81,504        (22,371)         26,983       (1,050,139)        402,271             (2,246)
       -----------      ----------       --------       ---------      -----------      ----------            -------

         1,017,188         163,678             --              --              383         336,208              5,249
           (63,725)        (12,760)          (603)           (897)         (21,788)        (26,613)              (218)
           (10,066)           (396)            --              --          (45,223)           (592)                --
            65,981         675,559             --        (119,108)             409        (436,805)             1,259
           127,610       3,614,590        (14,782)             --         (363,247)         39,720              1,612
            (9,457)             --             --              --               --          (5,155)                --
       -----------      ----------       --------       ---------      -----------      ----------            -------
         1,127,531       4,440,671        (15,385)       (120,005)        (429,466)        (93,237)             7,902
       -----------      ----------       --------       ---------      -----------      ----------            -------


                --              --             --              --                7              (6)                --
       -----------      ----------       --------       ---------      -----------      ----------            -------
        (1,186,500)      4,522,175        (37,756)        (93,022)      (1,479,598)        309,028              5,656

         4,552,004          29,829         50,514         143,536        2,283,211       1,974,183                 --
       -----------      ----------       --------       ---------      -----------      ----------            -------
       $ 3,365,504      $4,552,004       $ 12,758       $  50,514      $   803,613      $2,283,211            $ 5,656
       ===========      ==========       ========       =========      ===========      ==========            =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007

                                                                                                      ALLIANCEBERN-
                                                                                                          STEIN
                                                                                                      VPS SMALL/MID
                                                                        ALLIANCEBERNSTEIN                  CAP
                                                                        VPS INTERNATIONAL                 VALUE
                                                                        VALUE PORTFOLIO--              PORTFOLIO--
                                                                         CLASS A SHARES               CLASS A SHARES
                                                               ----------------------------------    ---------------
                                                                     2008             2007(D)            2008(G)
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    3,000          $ (1,124)          $    150
     Net realized gain (loss) on investments................        (744,675)             (734)              (644)
     Realized gain distribution received....................          39,751                --              7,643
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (235,620)            4,294            (54,722)
                                                                  ----------          --------           --------
       Net increase (decrease) in net assets resulting from
          operations........................................        (937,544)            2,436            (47,573)
                                                                  ----------          --------           --------
  Contributions and (withdrawals):
     Payments received from policyowners....................         221,127            52,338             25,862
     Cost of insurance......................................         (16,680)           (4,131)            (2,865)
     Policyowners' surrenders...............................          (4,176)             (392)                --
     Net transfers from (to) Fixed Account..................          55,297            89,742             46,803
     Transfers between Investment Divisions.................         831,316           523,587             92,187
     Policyowners' death benefits...........................          (9,085)               --                 --
                                                                  ----------          --------           --------
       Net contributions and (withdrawals)..................       1,077,799           661,144            161,987
                                                                  ----------          --------           --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              --                --                 --
                                                                  ----------          --------           --------
          Increase (decrease) in net assets.................         140,255           663,580            114,414
NET ASSETS:
     Beginning of year......................................         663,580                --                 --
                                                                  ----------          --------           --------
     End of year............................................      $  803,835          $663,580           $114,414
                                                                  ==========          ========           ========


                                                                ALLIANCEBERN-
                                                                    STEIN
                                                                VPS SMALL/MID
                                                                     CAP
                                                                    VALUE
                                                                 PORTFOLIO--
                                                                CLASS A SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................         $--
     Net realized gain (loss) on investments................          --
     Realized gain distribution received....................          --
     Change in unrealized appreciation (depreciation) on
       investments..........................................          --
                                                                     ---
       Net increase (decrease) in net assets resulting from
          operations........................................          --
                                                                     ---
  Contributions and (withdrawals):
     Payments received from policyowners....................          --
     Cost of insurance......................................          --
     Policyowners' surrenders...............................          --
     Net transfers from (to) Fixed Account..................          --
     Transfers between Investment Divisions.................          --
     Policyowners' death benefits...........................          --
                                                                     ---
       Net contributions and (withdrawals)..................          --
                                                                     ---
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --
                                                                     ---
          Increase (decrease) in net assets.................          --
NET ASSETS:
     Beginning of year......................................          --
                                                                     ---
     End of year............................................         $--
                                                                     ===




                                                                         AMERICAN FUNDS               AMERICAN FUNDS
                                                                          GROWTH-INCOME               INTERNATIONAL
                                                                             FUND--                       FUND--
                                                                         CLASS 2 SHARES               CLASS 2 SHARES
                                                               ----------------------------------    ---------------
                                                                     2008             2007(B)              2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $    811           $   392          $   101,979
     Net realized gain (loss) on investments................           (891)               (7)            (959,098)
     Realized gain distribution received....................          2,203               530              804,496
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (23,648)           (1,894)          (2,283,076)
                                                                   --------           -------          -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (21,525)             (979)          (2,335,699)
                                                                   --------           -------          -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         17,865             3,754              724,500
     Cost of insurance......................................         (1,013)             (297)             (47,373)
     Policyowners' surrenders...............................             --                --             (244,429)
     Net transfers from (to) Fixed Account..................         18,641             3,102              323,549
     Transfers between Investment Divisions.................            795            27,190            4,006,829
     Policyowners' death benefits...........................             --                --                   --
                                                                   --------           -------          -----------
       Net contributions and (withdrawals)..................         36,288            33,749            4,763,076
                                                                   --------           -------          -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --                   --
                                                                   --------           -------          -----------
          Increase (decrease) in net assets.................         14,763            32,770            2,427,377
NET ASSETS:
     Beginning of year......................................         32,770                --            1,647,484
                                                                   --------           -------          -----------
     End of year............................................       $ 47,533           $32,770          $ 4,074,861
                                                                   ========           =======          ===========


                                                                AMERICAN FUNDS
                                                                INTERNATIONAL
                                                                    FUND--
                                                                CLASS 2 SHARES
                                                               ---------------
                                                                   2007(A)
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   19,105
     Net realized gain (loss) on investments................           3,813
     Realized gain distribution received....................          81,339
     Change in unrealized appreciation (depreciation) on
       investments..........................................          30,747
                                                                  ----------
       Net increase (decrease) in net assets resulting from
          operations........................................         135,004
                                                                  ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................          27,129
     Cost of insurance......................................          (5,813)
     Policyowners' surrenders...............................          (7,963)
     Net transfers from (to) Fixed Account..................       1,447,843
     Transfers between Investment Divisions.................          51,291
     Policyowners' death benefits...........................              --
                                                                  ----------
       Net contributions and (withdrawals)..................       1,512,487
                                                                  ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (7)
                                                                  ----------
          Increase (decrease) in net assets.................       1,647,484
NET ASSETS:
     Beginning of year......................................              --
                                                                  ----------
     End of year............................................      $1,647,484
                                                                  ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                 AMERICAN                     AMERICAN FUNDS                  AMERICAN FUNDS
              CENTURY(R) VP                  ASSET ALLOCATION                  GLOBAL SMALL           AMERICAN FUNDS
                 VALUE--                          FUND--                     CAPITALIZATION--         GROWTH FUND--
                 CLASS II                     CLASS 2 SHARES                  CLASS 2 SHARES          CLASS 2 SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008          2007(A)           2008          2007(A)           2008
     ---------------------------------------------------------------------------------------------------------------



        $   21,520      $   12,673      $   7,336        $  3,055       $  (2,465)       $ 10,665       $    8,317
          (452,695)         11,068        (82,190)             82        (375,577)            650         (109,186)
           147,568          97,559         12,662           5,424          86,223          32,110          138,011

           (85,544)       (202,705)       (46,981)            351        (135,075)         38,429         (846,786)
        ----------      ----------      ---------        --------       ---------        --------       ----------

          (369,151)        (81,405)      (109,173)          8,912        (426,894)         81,854         (809,644)
        ----------      ----------      ---------        --------       ---------        --------       ----------

           131,840         181,755         32,652          19,589          78,025          47,708          252,430
           (18,566)        (14,432)        (3,433)         (1,456)         (8,170)         (3,473)         (17,115)
          (169,539)         (2,935)        (1,393)             --         (12,452)           (876)         (25,687)
             4,487         546,811        153,989         151,119         101,800         345,854          102,908
          (299,968)         57,814       (123,156)             --         (37,205)             --          341,523
                --          (1,833)            --              --              --              --               --
        ----------      ----------      ---------        --------       ---------        --------       ----------
          (351,746)        767,180         58,659         169,252         121,998         389,213          654,059
        ----------      ----------      ---------        --------       ---------        --------       ----------


                40              13             --              --               5              --               14
        ----------      ----------      ---------        --------       ---------        --------       ----------
          (720,857)        685,788        (50,514)        178,164        (304,891)        471,067         (155,571)

         1,261,757         575,969        178,164              --         471,067              --        1,333,944
        ----------      ----------      ---------        --------       ---------        --------       ----------
        $  540,900      $1,261,757      $ 127,650        $178,164       $ 166,176        $471,067       $1,178,373
        ==========      ==========      =========        ========       =========        ========       ==========



      AMERICAN FUNDS
      GROWTH FUND--
      CLASS 2 SHARES
     ---------------
           2007
     ---------------

        $    7,183
           (20,794)
            81,469
           (51,868)
        ----------

            15,990
        ----------

            25,331
            (3,388)
              (577)
           910,672
           380,726
                --
        ----------
         1,312,764
        ----------

                --
        ----------
         1,328,754
             5,190
        ----------
        $1,333,944
        ==========





                                                                                                        DREYFUS IP
                                                                        DELAWARE VIP INTERNATIONAL      TECHNOLOGY
               CVS CALVERT                        DAVIS                   VALUE EQUITY SERIES--          GROWTH--
             SOCIAL BALANCED                 VALUE PORTFOLIO                  STANDARD CLASS          INITIAL SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008          2007(A)           2008
     ---------------------------------------------------------------------------------------------------------------



         $   285         $   304        $    8,061      $   16,887      $   6,060       $   6,034       $  (2,619)
             (48)            326          (415,956)         44,442       (352,464)         (1,736)         (4,565)
             195             874            36,817          75,773         27,988         136,377              --

          (5,295)         (1,059)         (541,231)        (75,021)       122,792        (122,761)       (302,140)
         -------         -------        ----------      ----------      ---------       ---------       ---------

          (4,863)            445          (912,309)         62,081       (195,624)         17,914        (309,324)
         -------         -------        ----------      ----------      ---------       ---------       ---------

              --              --           762,388         824,494         51,399          44,867         141,480
            (246)           (279)          (26,144)        (16,490)        (4,403)         (2,884)         (9,411)
              --          (6,753)             (879)             --         (1,422)             --              --
              --              --            30,099         608,985            140         342,843          14,718
              --              --          (716,528)         (3,577)      (252,435)             --          22,240
              --              --                --              --             --              --              --
         -------         -------        ----------      ----------      ---------       ---------       ---------
            (246)         (7,032)           48,936       1,413,412       (206,721)        384,826         169,027
         -------         -------        ----------      ----------      ---------       ---------       ---------


              --              --                 2              --             --              --              --
         -------         -------        ----------      ----------      ---------       ---------       ---------
          (5,109)         (6,587)         (863,371)      1,475,493       (402,345)        402,740        (140,297)

          15,546          22,133         1,933,567         458,074        402,740              --         671,133
         -------         -------        ----------      ----------      ---------       ---------       ---------
         $10,437         $15,546        $1,070,196      $1,933,567      $     395       $ 402,740       $ 530,836
         =======         =======        ==========      ==========      =========       =========       =========



        DREYFUS IP
        TECHNOLOGY
         GROWTH--
      INITIAL SHARES
     ---------------
           2007
     ---------------

         $ (2,291)
           12,279
               --
           60,148
         --------

           70,136
         --------

          143,642
           (7,033)
             (851)
          113,196
            4,599
          (28,846)
         --------
          224,707
         --------

               --
         --------
          294,843
          376,290
         --------
         $671,133
         ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007


                                                                                                       DREYFUS VIF
                                                                           DREYFUS VIF                   EMERGING
                                                                      DEVELOPING LEADERS--              LEADERS--
                                                                         INITIAL SHARES               INITIAL SHARES
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $    70            $     59             $--
     Net realized gain (loss) on investments................          (435)                793              --
     Realized gain distribution received....................           854               2,856              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (7,381)             (5,994)             --
                                                                   -------            --------             ---
       Net increase (decrease) in net assets resulting from
          operations........................................        (6,892)             (2,286)             --
                                                                   -------            --------             ---
  Contributions and (withdrawals):
     Payments received from policyowners....................            --                  --              --
     Cost of insurance......................................          (424)               (509)             --
     Policyowners' surrenders...............................          (406)               (901)             --
     Net transfers from (to) Fixed Account..................            --             (11,961)             --
     Transfers between Investment Divisions.................           (61)                 --              --
     Policyowners' death benefits...........................            --                  --              --
                                                                   -------            --------             ---
       Net contributions and (withdrawals)..................          (891)            (13,371)             --
                                                                   -------            --------             ---
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                  --              --
                                                                   -------            --------             ---
          Increase (decrease) in net assets.................        (7,783)            (15,657)             --
NET ASSETS:
     Beginning of year......................................        18,873              34,530              --
                                                                   -------            --------             ---
     End of year............................................       $11,090            $ 18,873             $--
                                                                   =======            ========             ===



                                                                 DREYFUS VIF
                                                                   EMERGING
                                                                  LEADERS--
                                                                INITIAL SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $    (189)
     Net realized gain (loss) on investments................          5,151
     Realized gain distribution received....................            169
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (2,357)
                                                                  ---------
       Net increase (decrease) in net assets resulting from
          operations........................................          2,774
                                                                  ---------
  Contributions and (withdrawals):
     Payments received from policyowners....................          4,649
     Cost of insurance......................................           (963)
     Policyowners' surrenders...............................             --
     Net transfers from (to) Fixed Account..................        124,016
     Transfers between Investment Divisions.................       (148,916)
     Policyowners' death benefits...........................             --
                                                                  ---------
       Net contributions and (withdrawals)..................        (21,214)
                                                                  ---------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --
                                                                  ---------
          Increase (decrease) in net assets.................        (18,440)
NET ASSETS:
     Beginning of year......................................         18,440
                                                                  ---------
     End of year............................................      $      --
                                                                  =========





                                                                                                     FIDELITY(R) VIP
                                                                         FIDELITY(R) VIP               FREEDOM 2010
                                                                         EQUITY-INCOME--               PORTFOLIO--
                                                                          INITIAL CLASS               INITIAL SHARES
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   149,540        $   135,589         $   33,187
     Net realized gain (loss) on investments................        (909,046)           225,825            (17,140)
     Realized gain distribution received....................           7,831            773,547             39,507
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (3,026,008)        (1,012,516)          (353,779)
                                                                 -----------        -----------         ----------
       Net increase (decrease) in net assets resulting
          from operations...................................      (3,777,683)           122,445           (298,225)
                                                                 -----------        -----------         ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         994,228          1,059,820            354,375
     Cost of insurance......................................        (100,074)           (80,638)           (21,458)
     Policyowners' surrenders...............................        (125,435)            (7,433)           (40,706)
     Net transfers from (to) Fixed Account..................            (399)          (917,669)            34,425
     Transfers between Investment Divisions.................      (1,673,923)           758,303            649,823
     Policyowners' death benefits...........................          (8,697)                --                 --
                                                                 -----------        -----------         ----------
       Net contributions and (withdrawals)..................        (914,300)           812,383            976,459
                                                                 -----------        -----------         ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................               9                 (1)                --
                                                                 -----------        -----------         ----------
          Increase (decrease) in net assets.................      (4,691,974)           934,827            678,234
NET ASSETS:
     Beginning of year......................................       9,269,240          8,334,413            370,904
                                                                 -----------        -----------         ----------
     End of year............................................     $ 4,577,266        $ 9,269,240         $1,049,138
                                                                 ===========        ===========         ==========



                                                               FIDELITY(R) VIP
                                                                 FREEDOM 2010
                                                                 PORTFOLIO--
                                                                INITIAL SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $  7,383
     Net realized gain (loss) on investments................         11,216
     Realized gain distribution received....................          8,829
     Change in unrealized appreciation (depreciation) on
       investments..........................................            941
                                                                   --------
       Net increase (decrease) in net assets resulting
          from operations...................................         28,369
                                                                   --------
  Contributions and (withdrawals):
     Payments received from policyowners....................        250,871
     Cost of insurance......................................         (6,872)
     Policyowners' surrenders...............................             --
     Net transfers from (to) Fixed Account..................        (79,909)
     Transfers between Investment Divisions.................         (1,078)
     Policyowners' death benefits...........................             --
                                                                   --------
       Net contributions and (withdrawals)..................        163,012
                                                                   --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --
                                                                   --------
          Increase (decrease) in net assets.................        191,381
NET ASSETS:
     Beginning of year......................................        179,523
                                                                   --------
     End of year............................................       $370,904
                                                                   ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                DWS DREMAN                      DWS GLOBAL                         DWS               FIDELITY(R) VIP
        SMALL MID CAP VALUE VIP--          OPPORTUNITIES VIP--            SMALL CAP INDEX VIP--      CONTRAFUND(R)--
              CLASS A SHARES                  CLASS A SHARES                  CLASS A SHARES          INITIAL CLASS
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008          2007(C)         2008(H)           2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



        $   12,381      $     (128)      $   (31)          $--         $   174,232     $     91,420    $    171,101
           (29,821)           (231)          (53)           --          (3,000,341)       1,041,787      (2,228,900)
           419,299              --            --            --           1,510,836        1,229,389         505,426

          (816,306)         (2,356)       (5,778)           --          (3,638,305)      (2,657,066)    (11,372,771)
        ----------      ----------       -------           ---         -----------     ------------    ------------

          (414,447)         (2,715)       (5,862)           --          (4,953,578)        (294,470)    (12,925,144)
        ----------      ----------       -------           ---         -----------     ------------    ------------

             8,553           3,792         4,684            --           1,048,112          970,990       3,034,219
           (23,892)           (463)          (98)           --            (131,623)        (119,554)       (412,678)
                --              --            --            --                  --           (6,665)       (770,013)
             5,123          95,778            --            --              37,141      (10,293,148)        453,987
            66,223       1,123,517        12,398            --            (833,680)        (917,014)      7,065,438
                --              --            --            --              (9,792)         (49,641)        (37,960)
        ----------      ----------       -------           ---         -----------     ------------    ------------
            56,007       1,222,624        16,984            --             110,158      (10,415,032)      9,332,993
        ----------      ----------       -------           ---         -----------     ------------    ------------


                --              --            --            --                  14                2             336
        ----------      ----------       -------           ---         -----------     ------------    ------------
          (358,440)      1,219,909        11,122            --          (4,843,406)     (10,709,500)     (3,591,815)

         1,219,909              --            --            --          14,372,625       25,082,125      21,494,271
        ----------      ----------       -------           ---         -----------     ------------    ------------
        $  861,469      $1,219,909       $11,122           $--         $ 9,529,219     $ 14,372,625    $ 17,902,456
        ==========      ==========       =======           ===         ===========     ============    ============


     FIDELITY(R) VIP
     CONTRAFUND(R)--
      INITIAL CLASS
     ---------------
           2007
     ---------------

       $   121,452
           335,052
         5,071,408
        (2,838,489)
       -----------

         2,689,423
       -----------

         2,661,642
          (222,495)
           (54,957)
           748,550
         2,302,045
           (17,054)
       -----------
         5,417,731
       -----------

              (215)
       -----------
         8,106,939
        13,387,332
       -----------
       $21,494,271
       ===========





             FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP         FIDELITY(R) VIP
         FREEDOM 2020 PORTFOLIO--        FREEDOM 2030 PORTFOLIO--                GROWTH--              INDEX 500--
              INITIAL SHARES                  INITIAL SHARES                  INITIAL CLASS           INITIAL CLASS
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $    95,744       $ 17,657       $   52,363      $  10,162      $     8,898      $   11,890     $    597,803
           (40,961)         5,363          (10,890)        40,108            3,779          69,510          (55,990)
           138,978         23,222          123,291         24,125               --           3,323          319,440

        (1,321,259)       (14,354)        (955,956)        (9,868)      (1,818,112)        667,164      (15,146,216)
       -----------       --------       ----------      ---------      -----------      ----------     ------------

        (1,127,498)        31,888         (791,192)        64,527       (1,805,435)        751,887      (14,284,963)
       -----------       --------       ----------      ---------      -----------      ----------     ------------

           507,161        177,722          350,931         70,764          285,658         570,414        6,690,854
           (61,049)       (10,437)         (41,844)       (14,197)         (28,956)        (24,531)        (600,893)
           (30,109)          (481)         (20,929)        (3,557)         (13,013)         (3,353)        (143,789)
           205,927        247,536          200,742        540,151           18,820         132,677          313,555
         2,694,643        325,753        1,531,006       (244,501)        (743,952)             --         (274,225)
                --             --               --             --          (13,067)             --         (271,783)
       -----------       --------       ----------      ---------      -----------      ----------     ------------
         3,316,573        740,093        2,019,906        348,660         (494,510)        675,207        5,713,719
       -----------       --------       ----------      ---------      -----------      ----------     ------------


                 2             (1)              --             --               25             (11)              45
       -----------       --------       ----------      ---------      -----------      ----------     ------------
         2,189,077        771,980        1,228,714        413,187       (2,299,920)      1,427,083       (8,571,199)

           949,022        177,042          643,537        230,350        4,066,155       2,639,072       33,239,717
       -----------       --------       ----------      ---------      -----------      ----------     ------------
       $ 3,138,099       $949,022       $1,872,251      $ 643,537      $ 1,766,235      $4,066,155     $ 24,668,518
       ===========       ========       ==========      =========      ===========      ==========     ============


     FIDELITY(R) VIP
       INDEX 500--
      INITIAL CLASS
     ---------------
           2007
     ---------------

       $ 1,003,934
         1,779,757
                --
        (1,282,767)
       -----------

         1,500,924
       -----------

         6,888,647
          (497,038)
           (33,436)
        (3,086,650)
           251,968
           (39,749)
       -----------
         3,483,742
       -----------

               (34)
       -----------
         4,984,632
        28,255,085
       -----------
       $33,239,717
       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007


                                                                         FIDELITY(R) VIP             FIDELITY(R) VIP
                                                                     INVESTMENT GRADE BOND--            MID-CAP--
                                                                          INITIAL CLASS               INITIAL CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  244,648         $  187,781        $      7,797
     Net realized gain (loss) on investments................         (59,076)           (37,228)         (1,403,939)
     Realized gain distribution received....................           5,278                 --           3,254,283
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (443,152)            69,653         (11,392,134)
                                                                  ----------         ----------        ------------
       Net increase (decrease) in net assets resulting from
          operations........................................        (252,302)           220,206          (9,533,993)
                                                                  ----------         ----------        ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................       1,356,396          1,456,749           2,900,917
     Cost of insurance......................................        (161,399)          (107,981)           (379,578)
     Policyowners' surrenders...............................        (292,116)           (74,698)           (705,698)
     Net transfers from (to) Fixed Account..................          92,544            471,564             207,948
     Transfers between Investment Divisions.................        (258,850)           455,539          (1,443,399)
     Policyowners' death benefits...........................         (27,397)                --             (23,093)
                                                                  ----------         ----------        ------------
       Net contributions and (withdrawals)..................         709,178          2,201,173             557,097
                                                                  ----------         ----------        ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (6)               (36)                112
                                                                  ----------         ----------        ------------
          Increase (decrease) in net assets.................         456,870          2,421,343          (8,976,784)
NET ASSETS:
     Beginning of year......................................       6,517,535          4,096,192          23,353,007
                                                                  ----------         ----------        ------------
     End of year............................................      $6,974,405         $6,517,535        $ 14,376,223
                                                                  ==========         ==========        ============



                                                               FIDELITY(R) VIP
                                                                  MID-CAP--
                                                                INITIAL CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   101,933
     Net realized gain (loss) on investments................         800,535
     Realized gain distribution received....................       1,777,300
     Change in unrealized appreciation (depreciation) on
       investments..........................................         306,951
                                                                 -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,986,719
                                                                 -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       3,276,673
     Cost of insurance......................................        (324,935)
     Policyowners' surrenders...............................        (242,736)
     Net transfers from (to) Fixed Account..................         398,908
     Transfers between Investment Divisions.................      (1,125,222)
     Policyowners' death benefits...........................         (54,252)
                                                                 -----------
       Net contributions and (withdrawals)..................       1,928,436
                                                                 -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (105)
                                                                 -----------
          Increase (decrease) in net assets.................       4,915,050
NET ASSETS:
     Beginning of year......................................      18,437,957
                                                                 -----------
     End of year............................................     $23,353,007
                                                                 ===========





                                                                                                       JANUS ASPEN
                                                                                                      SERIES MID CAP
                                                                           JANUS ASPEN                   GROWTH--
                                                                         SERIES FORTY--               INSTITUTIONAL
                                                                      INSTITUTIONAL SHARES                SHARES
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (20,471)        $   (1,161)       $   (13,607)
     Net realized gain (loss) on investments................         184,333             85,425             27,814
     Realized gain distribution received....................              --                 --            450,133
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (4,287,212)         1,684,401         (4,724,329)
                                                                 -----------         ----------        -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      (4,123,350)         1,768,665         (4,259,989)
                                                                 -----------         ----------        -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       1,072,031          1,199,484          1,190,865
     Cost of insurance......................................         (75,578)           (45,386)          (100,232)
     Policyowners' surrenders...............................        (113,861)                --           (105,342)
     Net transfers from (to) Fixed Account..................         263,891            555,130              9,332
     Transfers between Investment Divisions.................         726,315            (33,848)         1,023,095
     Policyowners' death benefits...........................              --                 --                 --
                                                                 -----------         ----------        -----------
       Net contributions and (withdrawals)..................       1,872,798          1,675,380          2,017,718
                                                                 -----------         ----------        -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              --                 --                 --
                                                                 -----------         ----------        -----------
          Increase (decrease) in net assets.................      (2,250,552)         3,444,045         (2,242,271)
NET ASSETS:
     Beginning of year......................................       7,520,627          4,076,582          7,997,672
                                                                 -----------         ----------        -----------
     End of year............................................     $ 5,270,075         $7,520,627        $ 5,755,401
                                                                 ===========         ==========        ===========



                                                                 JANUS ASPEN
                                                                SERIES MID CAP
                                                                   GROWTH--
                                                                INSTITUTIONAL
                                                                    SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  (14,549)
     Net realized gain (loss) on investments................         421,233
     Realized gain distribution received....................          35,244
     Change in unrealized appreciation (depreciation) on
       investments..........................................         796,882
                                                                  ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,238,810
                                                                  ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       1,062,714
     Cost of insurance......................................         (68,279)
     Policyowners' surrenders...............................            (778)
     Net transfers from (to) Fixed Account..................          69,721
     Transfers between Investment Divisions.................         508,614
     Policyowners' death benefits...........................          (4,353)
                                                                  ----------
       Net contributions and (withdrawals)..................       1,567,639
                                                                  ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              --
                                                                  ----------
          Increase (decrease) in net assets.................       2,806,449
NET ASSETS:
     Beginning of year......................................       5,191,223
                                                                  ----------
     End of year............................................      $7,997,672
                                                                  ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                                                       JANUS ASPEN
                                                                                                          SERIES
             FIDELITY(R) VIP              FIDELITY(R) VIP VALUE           FIDELITY(R) VIP VALUE         BALANCED--
                OVERSEAS--                      LEADERS--                      STRATEGIES--           INSTITUTIONAL
              INITIAL CLASS                   INITIAL CLASS                  SERVICE CLASS 2              SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007          2008(L)           2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $   262,527     $   391,236         $  9            $--          $     288        $    761      $   383,867
        (1,031,275)      1,413,895           (2)            --            (50,122)           (217)         112,278
         1,369,790         947,800           --             --             67,478          30,612        1,141,413

        (7,415,254)       (370,320)         (10)            --           (223,901)        (18,929)      (4,456,582)
       -----------     -----------         ----            ---          ---------        --------      -----------

        (6,814,212)      2,382,611           (3)            --           (206,257)         12,227       (2,819,024)
       -----------     -----------         ----            ---          ---------        --------      -----------

         1,782,984       2,599,856           --             --             51,982          67,634          820,504
          (226,629)       (196,993)         (12)            --             (7,744)         (5,997)        (464,510)
          (437,075)         (6,134)          --             --            (57,445)        (10,810)         (35,479)
            54,329      (2,538,698)         367             --             (1,876)         42,911          144,064
           128,235      (2,626,299)          --             --            (23,837)         71,187          199,704
            (5,971)             --           --             --                 --              --          (12,741)
       -----------     -----------         ----            ---          ---------        --------      -----------
         1,295,873      (2,768,268)         355             --            (38,920)        164,925          651,542
       -----------     -----------         ----            ---          ---------        --------      -----------



                28              --           --             --                 --              --            1,177
       -----------     -----------         ----            ---          ---------        --------      -----------
        (5,518,311)       (385,657)         352             --           (245,177)        177,152       (2,166,305)

        13,656,464      14,042,121           --             --            432,087         254,935       16,887,416
       -----------     -----------         ----            ---          ---------        --------      -----------
       $ 8,138,153     $13,656,464         $352            $--          $ 186,910        $432,087      $14,721,111
       ===========     ===========         ====            ===          =========        ========      ===========


       JANUS ASPEN
          SERIES
        BALANCED--
      INSTITUTIONAL
          SHARES
     ---------------
           2007
     ---------------

       $   310,705
            68,635
                --
         1,030,773
       -----------

         1,410,113
       -----------

           985,153
          (389,725)
           (29,244)
           547,944
         1,256,905
           (22,535)
       -----------
         2,348,498
       -----------


            (1,671)
       -----------
         3,756,940
        13,130,476
       -----------
       $16,887,416
       ===========




                                                                                                        LVIP BARON
                                                                                                          GROWTH
                                                                               LORD ABBETT            OPPORTUNITIES
               JANUS ASPEN                  LAZARD RETIREMENT                 SERIES FUND--               FUND--
        SERIES WORLDWIDE GROWTH--          INTERNATIONAL EQUITY               MID-CAP VALUE           SERVICE CLASS
           INSTITUTIONAL SHARES                 PORTFOLIO                       PORTFOLIO                 SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



        $    6,566      $    2,726     $    17,576      $   66,469     $    52,429     $     7,537     $    (9,141)
           (36,291)         20,004        (807,573)         (6,186)     (2,241,776)        345,950        (223,363)
                --              --          11,177         512,480         292,200       1,814,743         128,133

          (453,184)         58,831        (661,009)       (293,853)     (1,341,293)     (2,301,048)     (1,014,610)
        ----------      ----------     -----------      ----------     -----------     -----------     -----------

          (482,909)         81,561      (1,439,829)        278,910      (3,238,440)       (132,818)     (1,118,981)
        ----------      ----------     -----------      ----------     -----------     -----------     -----------

            56,288          72,113         552,547         506,230       1,766,353       2,876,661         350,229
           (26,093)        (25,550)        (72,711)        (47,112)       (143,054)       (218,408)        (28,658)
           (22,248)        (26,348)         (3,754)         (7,047)       (488,290)        (42,905)        (24,821)
               546          12,297          19,987          67,677         291,932      (1,349,274)           (658)
           (43,671)         56,779        (408,357)         (3,317)     (6,925,189)        362,074         (25,618)
                --              --          (6,108)             --         (22,314)           (204)             --
        ----------      ----------     -----------      ----------     -----------     -----------     -----------
           (35,178)         89,291          81,604         516,431      (5,520,562)      1,627,944         270,474
        ----------      ----------     -----------      ----------     -----------     -----------     -----------


                74             (49)              7              (3)             29              (1)             19
        ----------      ----------     -----------      ----------     -----------     -----------     -----------
          (518,013)        170,803      (1,358,218)        795,338      (8,758,973)      1,495,125        (848,488)

         1,045,841         875,038       3,086,388       2,291,050      13,567,467      12,072,342       2,829,165
        ----------      ----------     -----------      ----------     -----------     -----------     -----------
        $  527,828      $1,045,841     $ 1,728,170      $3,086,388     $ 4,808,494     $13,567,467     $ 1,980,677
        ==========      ==========     ===========      ==========     ===========     ===========     ===========


        LVIP BARON
          GROWTH
      OPPORTUNITIES
          FUND--
      SERVICE CLASS
          SHARES
     ---------------
           2007
     ---------------

        $   (6,007)
            12,671
           154,836
          (175,271)
        ----------

           (13,771)
        ----------

           785,770
           (19,565)
              (289)
         1,053,258
           164,181
                --
        ----------
         1,983,355
        ----------

                --
        ----------
         1,969,584
           859,581
        ----------
        $2,829,165
        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007

                                                                                                          MFS(R)
                                                                             MFS(R)                   NEW DISCOVERY
                                                                    INVESTORS TRUST SERIES--             SERIES--
                                                                          INITIAL CLASS               INITIAL CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $  1,059           $  1,161           $   (33)
     Net realized gain (loss) on investments................          1,135              1,580               (61)
     Realized gain distribution received....................         12,464              1,695             1,453
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (83,554)            14,901            (4,727)
                                                                   --------           --------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................        (68,896)            19,337            (3,368)
                                                                   --------           --------           -------
  Contributions and (withdrawals):
     Payments received from policyowners....................             --                 --                --
     Cost of insurance......................................         (3,500)            (3,668)             (218)
     Policyowners' surrenders...............................             --                 --                --
     Net transfers from (to) Fixed Account..................             --                 --                --
     Transfers between Investment Divisions.................             --                 --                --
     Policyowners' death benefits...........................             --                 --                --
                                                                   --------           --------           -------
       Net contributions and (withdrawals)..................         (3,500)            (3,668)             (218)
                                                                   --------           --------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             24                (11)               --
                                                                   --------           --------           -------
          Increase (decrease) in net assets.................        (72,372)            15,658            (3,586)
NET ASSETS:
     Beginning of year......................................        209,704            194,046             8,660
                                                                   --------           --------           -------
     End of year............................................       $137,332           $209,704           $ 5,074
                                                                   ========           ========           =======


                                                                    MFS(R)
                                                                NEW DISCOVERY
                                                                   SERIES--
                                                                INITIAL CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $   (45)
     Net realized gain (loss) on investments................         1,100
     Realized gain distribution received....................         1,075
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (1,382)
                                                                   -------
       Net increase (decrease) in net assets resulting from
          operations........................................           748
                                                                   -------
  Contributions and (withdrawals):
     Payments received from policyowners....................            --
     Cost of insurance......................................          (178)
     Policyowners' surrenders...............................          (177)
     Net transfers from (to) Fixed Account..................        (6,825)
     Transfers between Investment Divisions.................            --
     Policyowners' death benefits...........................            --
                                                                   -------
       Net contributions and (withdrawals)..................        (7,180)
                                                                   -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --
                                                                   -------
          Increase (decrease) in net assets.................        (6,432)
NET ASSETS:
     Beginning of year......................................        15,092
                                                                   -------
     End of year............................................       $ 8,660
                                                                   =======




                                                                                                       OPPENHEIMER
                                                                                                         CAPITAL
                                                                                                       APPRECIATION
                                                                        NEUBERGER BERMAN                 FUND/VA
                                                                          AMT PARTNERS                 NON-SERVICE
                                                                       PORTFOLIO--CLASS I                 SHARES
                                                               ----------------------------------    ---------------
                                                                   2008(F)              2007             2008(J)
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $     930             $--               $   (1)
     Net realized gain (loss) on investments................        (26,591)             --                   (3)
     Realized gain distribution received....................         53,081              --                   --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       (217,672)             --                 (482)
                                                                  ---------             ---               ------
       Net increase (decrease) in net assets resulting from
          operations........................................       (190,252)             --                 (486)
                                                                  ---------             ---               ------
  Contributions and (withdrawals):
     Payments received from policyowners....................         69,852              --                   90
     Cost of insurance......................................         (3,780)             --                   (6)
     Policyowners' surrenders...............................             --              --                   --
     Net transfers from (to) Fixed Account..................         32,886              --                1,461
     Transfers between Investment Divisions.................        379,436              --                   --
     Policyowners' death benefits...........................             --              --                   --
                                                                  ---------             ---               ------
       Net contributions and (withdrawals)..................        478,394              --                1,545
                                                                  ---------             ---               ------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --              --                   --
                                                                  ---------             ---               ------
          Increase (decrease) in net assets.................        288,142              --                1,059
NET ASSETS:
     Beginning of year......................................             --              --                   --
                                                                  ---------             ---               ------
     End of year............................................      $ 288,142             $--               $1,059
                                                                  =========             ===               ======


                                                                 OPPENHEIMER
                                                                   CAPITAL
                                                                 APPRECIATION
                                                                   FUND/VA
                                                                 NON-SERVICE
                                                                    SHARES
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................         $--
     Net realized gain (loss) on investments................          --
     Realized gain distribution received....................          --
     Change in unrealized appreciation (depreciation) on
       investments..........................................          --
                                                                     ---
       Net increase (decrease) in net assets resulting from
          operations........................................          --
                                                                     ---
  Contributions and (withdrawals):
     Payments received from policyowners....................          --
     Cost of insurance......................................          --
     Policyowners' surrenders...............................          --
     Net transfers from (to) Fixed Account..................          --
     Transfers between Investment Divisions.................          --
     Policyowners' death benefits...........................          --
                                                                     ---
       Net contributions and (withdrawals)..................          --
                                                                     ---
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          --
                                                                     ---
          Increase (decrease) in net assets.................          --
NET ASSETS:
     Beginning of year......................................          --
                                                                     ---
     End of year............................................         $--
                                                                     ===




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                                                      MORGAN STANLEY
                                                                                                           UIF
                  MFS(R)                    MORGAN STANLEY UIF              MORGAN STANLEY UIF          U.S. REAL
            UTILITIES SERIES--           EMERGING MARKETS DEBT--        EMERGING MARKETS EQUITY--        ESTATE--
              INITIAL CLASS                      CLASS I                         CLASS I                 CLASS I
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



        $   14,524      $    4,637      $  84,391        $ 39,221      $   (29,350)     $   (2,447)    $   446,503
          (118,969)         33,446        (68,739)         (1,708)         (62,731)        252,226      (6,516,515)
           219,500          65,558         51,440          17,667        1,933,522         579,373       5,508,663

          (868,210)        130,901       (264,705)        (21,423)      (6,683,200)      1,112,724      (4,474,497)
        ----------      ----------      ---------        --------      -----------      ----------     -----------

          (753,155)        234,542       (197,613)         33,757       (4,841,759)      1,941,876      (5,035,846)
        ----------      ----------      ---------        --------      -----------      ----------     -----------

           383,178         306,964        397,135         313,235        1,294,429       1,299,856       1,167,585
           (35,744)        (19,706)       (19,480)        (10,158)         (84,980)        (62,009)       (107,965)
           (21,397)        (16,673)       (17,594)         (4,784)        (596,476)         (7,837)        (85,384)
            25,725           7,464          8,689          83,218           39,471       1,032,782          30,521
           161,529         152,490         94,244           8,667         (296,666)        920,478         198,843
                --            (171)            --              --               --            (597)        (87,884)
        ----------      ----------      ---------        --------      -----------      ----------     -----------
           513,291         430,368        462,994         390,178          355,778       3,182,673       1,115,716
        ----------      ----------      ---------        --------      -----------      ----------     -----------


                10              (8)             2              (4)              94             (99)             29
        ----------      ----------      ---------        --------      -----------      ----------     -----------
          (239,854)        664,902        265,383         423,931       (4,485,887)      5,124,450      (3,920,101)

         1,285,607         620,705        732,614         308,683        8,610,512       3,486,062      11,865,497
        ----------      ----------      ---------        --------      -----------      ----------     -----------
        $1,045,753      $1,285,607      $ 997,997        $732,614      $ 4,124,625      $8,610,512     $ 7,945,396
        ==========      ==========      =========        ========      ===========      ==========     ===========


      MORGAN STANLEY
           UIF
        U.S. REAL
         ESTATE--
         CLASS I
     ---------------
           2007
     ---------------

       $    79,613
           599,813
           939,199
        (3,980,199)
       -----------

        (2,361,574)
       -----------

         1,436,173
           (65,582)
            (7,768)
         6,361,776
           895,678
            (9,810)
       -----------
         8,610,467
       -----------

                40
       -----------
         6,248,933
         5,616,564
       -----------
       $11,865,497
       ===========




                                                  PIMCO                           PIMCO                   PIMCO
               OPPENHEIMER                    LOW DURATION--                  REAL RETURN--           TOTAL RETURN--
            CORE BOND FUND/VA                 ADMINISTRATIVE                  ADMINISTRATIVE          ADMINISTRATIVE
            NON-SERVICE SHARES                 CLASS SHARES                    CLASS SHARES            CLASS SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
         2008(K)           2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



             $   (1)       $--          $   30,923       $ 15,098       $  178,113      $  155,381     $ 1,122,464
                 (1)        --               4,343            388           (4,662)        (77,247)        277,316
                 --         --              19,005             --            8,637          11,107         553,511

               (354)        --             (66,892)        10,318         (688,624)        315,800        (827,010)
      -------------        ---          ----------       --------       ----------      ----------     -----------

               (356)        --             (12,621)        25,804         (506,536)        405,041       1,126,281
      -------------        ---          ----------       --------       ----------      ----------     -----------

                 --         --             289,340        117,390        1,063,144       1,888,903       4,861,471
                 (4)        --             (17,895)        (6,775)         (69,953)        (37,607)       (505,003)
                 --         --                (876)        (5,476)        (242,015)         (1,542)       (239,199)
              1,391         --             407,017          3,995           83,368         (77,673)        220,826
                 --         --             237,723         16,089          401,468         (10,890)        (26,519)
                 --         --                  --             --               --              --         (15,986)
      -------------        ---          ----------       --------       ----------      ----------     -----------
              1,387         --             915,309        125,223        1,236,012       1,761,191       4,295,590
      -------------        ---          ----------       --------       ----------      ----------     -----------


                 --         --                  --             --               (2)             (4)             --
      -------------        ---          ----------       --------       ----------      ----------     -----------
              1,031         --             902,688        151,027          729,474       2,166,228       5,421,871

                 --         --             415,523        264,496        4,878,359       2,712,131      24,412,513
      -------------        ---          ----------       --------       ----------      ----------     -----------
      $       1,031        $--          $1,318,211       $415,523       $5,607,833      $4,878,359     $29,834,384
      =============        ===          ==========       ========       ==========      ==========     ===========


          PIMCO
      TOTAL RETURN--
      ADMINISTRATIVE
       CLASS SHARES
     ---------------
           2007
     ---------------

       $   889,601
          (202,042)
                --
         1,114,403
       -----------

         1,801,962
       -----------

         6,305,111
          (288,552)
           (31,134)
         5,450,410
        (3,244,199)
           (16,102)
       -----------
         8,175,534
       -----------

                --
       -----------
         9,977,496
        14,435,017
       -----------
       $24,412,513
       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007

                                                                                                          ROYCE
                                                                              PIMCO                     MICRO-CAP
                                                                        U.S. GOVERNMENT--              PORTFOLIO--
                                                                         ADMINISTRATIVE                 INVESTMENT
                                                                          CLASS SHARES                    CLASS
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $  2,827          $   1,781         $    67,880
     Net realized gain (loss) on investments................          3,183             (5,090)           (917,955)
     Realized gain distribution received....................          1,031                 --             342,319
     Change in unrealized appreciation (depreciation) on
       investments..........................................          8,009             11,978          (1,065,009)
                                                                   --------          ---------         -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         15,050              8,669          (1,572,765)
                                                                   --------          ---------         -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         26,426              4,288             568,381
     Cost of insurance......................................         (1,746)            (1,002)            (59,439)
     Policyowners' surrenders...............................             --                 --            (618,818)
     Net transfers from (to) Fixed Account..................         21,838           (557,277)            108,259
     Transfers between Investment Divisions.................         (4,122)             8,503            (534,975)
     Policyowners' death benefits...........................             --                 --                  --
                                                                   --------          ---------         -----------
       Net contributions and (withdrawals)..................         42,396           (545,488)           (536,592)
                                                                   --------          ---------         -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                 --                  23
                                                                   --------          ---------         -----------
          Increase (decrease) in net assets.................         57,446           (536,819)         (2,109,334)
NET ASSETS:
     Beginning of year......................................         42,581            579,400           3,706,767
                                                                   --------          ---------         -----------
     End of year............................................       $100,027          $  42,581         $ 1,597,433
                                                                   ========          =========         ===========


                                                                    ROYCE
                                                                  MICRO-CAP
                                                                 PORTFOLIO--
                                                                  INVESTMENT
                                                                    CLASS
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   42,660
     Net realized gain (loss) on investments................         105,188
     Realized gain distribution received....................         314,497
     Change in unrealized appreciation (depreciation) on
       investments..........................................        (360,610)
                                                                  ----------
       Net increase (decrease) in net assets resulting from
          operations........................................         101,735
                                                                  ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         518,796
     Cost of insurance......................................         (47,405)
     Policyowners' surrenders...............................         (21,233)
     Net transfers from (to) Fixed Account..................       1,001,917
     Transfers between Investment Divisions.................          36,481
     Policyowners' death benefits...........................         (10,490)
                                                                  ----------
       Net contributions and (withdrawals)..................       1,478,066
                                                                  ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (14)
                                                                  ----------
          Increase (decrease) in net assets.................       1,579,787
NET ASSETS:
     Beginning of year......................................       2,126,980
                                                                  ----------
     End of year............................................      $3,706,767
                                                                  ==========




                                                                                                      T. ROWE PRICE
                                                                          T. ROWE PRICE                LIMITED-TERM
                                                                       INTERNATIONAL STOCK                 BOND
                                                                            PORTFOLIO                   PORTFOLIO
                                                               ----------------------------------    ---------------
                                                                     2008               2007               2008
                                                               -----------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $    26,159         $   22,745         $   71,595
     Net realized gain (loss) on investments................          (9,322)            31,394              3,022
     Realized gain distribution received....................          62,762            236,089                 --
     Change in unrealized appreciation (depreciation)
       on investments.......................................      (1,071,444)           (95,152)           (54,173)
                                                                 -----------         ----------         ----------
       Net increase (decrease) in net assets resulting
          from operations...................................        (991,845)           195,076             20,444
                                                                 -----------         ----------         ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         163,203            452,693            496,710
     Cost of insurance......................................         (49,704)           (40,341)           (41,387)
     Policyowners' surrenders...............................              --               (372)           (11,685)
     Net transfers from (to) Fixed Account..................          77,060            173,395             25,435
     Transfers between Investment Divisions.................        (322,527)            97,392           (228,706)
     Policyowners' death benefits...........................          (5,403)            (9,996)                --
                                                                 -----------         ----------         ----------
       Net contributions and (withdrawals)..................        (137,371)           672,771            240,367
                                                                 -----------         ----------         ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              74                (29)                (1)
                                                                 -----------         ----------         ----------
          Increase (decrease) in net assets.................      (1,129,142)           867,818            260,810
NET ASSETS:
     Beginning of year......................................       2,149,235          1,281,417          1,725,156
                                                                 -----------         ----------         ----------
     End of year............................................     $ 1,020,093         $2,149,235         $1,985,966
                                                                 ===========         ==========         ==========


                                                                T. ROWE PRICE
                                                                 LIMITED-TERM
                                                                     BOND
                                                                  PORTFOLIO
                                                               ---------------
                                                                     2007
                                                               ---------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $   46,563
     Net realized gain (loss) on investments................           3,436
     Realized gain distribution received....................              --
     Change in unrealized appreciation (depreciation)
       on investments.......................................          11,238
                                                                  ----------
       Net increase (decrease) in net assets resulting
          from operations...................................          61,237
                                                                  ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................         485,864
     Cost of insurance......................................         (20,762)
     Policyowners' surrenders...............................         (15,507)
     Net transfers from (to) Fixed Account..................        (131,317)
     Transfers between Investment Divisions.................         376,930
     Policyowners' death benefits...........................          (4,859)
                                                                  ----------
       Net contributions and (withdrawals)..................         690,349
                                                                  ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              (3)
                                                                  ----------
          Increase (decrease) in net assets.................         751,583
NET ASSETS:
     Beginning of year......................................         973,573
                                                                  ----------
     End of year............................................      $1,725,156
                                                                  ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                  ROYCE                       T. ROWE PRICE                   T. ROWE PRICE           T. ROWE PRICE
          SMALL-CAP PORTFOLIO--              BLUE CHIP GROWTH                 EQUITY INCOME             INDEX 500
             INVESTMENT CLASS                   PORTFOLIO                       PORTFOLIO               PORTFOLIO
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007            2008
     ---------------------------------------------------------------------------------------------------------------



       $    22,818      $  (10,004)    $   (25,812)    $     1,975     $   403,120     $   279,121      $   7,540
          (121,866)         12,775         114,866         650,304        (776,490)        671,166         (1,777)
           529,057         171,318              --              --         623,061       1,310,707             --

        (1,538,706)       (341,247)     (4,233,587)        231,054      (9,145,946)     (1,931,299)      (210,565)
       -----------      ----------     -----------     -----------     -----------     -----------      ---------

        (1,108,697)       (167,158)     (4,144,533)        883,333      (8,896,255)        329,695       (204,802)
       -----------      ----------     -----------     -----------     -----------     -----------      ---------

           600,051         601,929       1,648,741       1,327,964       4,990,738       5,247,415        119,176
           (68,510)        (35,957)       (198,577)       (160,190)       (390,238)       (329,326)       (17,683)
          (404,009)        (19,175)        (27,303)        (20,427)       (973,248)       (112,180)        (5,798)
           139,130         957,055          30,029      (1,113,465)        310,636         574,090         40,178
         2,132,357         914,456         (80,764)        605,350      (2,652,576)      2,806,604            260
                --            (284)        (12,504)         (9,074)        (32,456)        (50,161)            --
       -----------      ----------     -----------     -----------     -----------     -----------      ---------
         2,399,019       2,418,024       1,359,622         630,158       1,252,856       8,136,442        136,133
       -----------      ----------     -----------     -----------     -----------     -----------      ---------


                --              --              --              (3)            395             (61)            --
       -----------      ----------     -----------     -----------     -----------     -----------      ---------
         1,290,322       2,250,866      (2,784,911)      1,513,488      (7,643,004)      8,466,076        (68,669)

         3,796,572       1,545,706       8,876,726       7,363,238      23,688,006      15,221,930        441,795
       -----------      ----------     -----------     -----------     -----------     -----------      ---------
       $ 5,086,894      $3,796,572     $ 6,091,815     $ 8,876,726     $16,045,002     $23,688,006      $ 373,126
       ===========      ==========     ===========     ===========     ===========     ===========      =========


      T. ROWE PRICE
        INDEX 500
        PORTFOLIO
     ---------------
           2007
     ---------------

         $  4,570
            3,508
               --
            8,346
         --------

           16,424
         --------

           19,458
           (9,669)
           (7,638)
               --
           75,886
               --
         --------
           78,037
         --------

               --
         --------
           94,461
          347,334
         --------
         $441,795
         ========




                                                                                                         VAN ECK
                                                                                 VAN ECK                WORLDWIDE
              T. ROWE PRICE                   T. ROWE PRICE                     WORLDWIDE             HARD ASSETS--
            NEW AMERICA GROWTH              PERSONAL STRATEGY               ABSOLUTE RETURN--         INITIAL CLASS
                PORTFOLIO                   BALANCED PORTFOLIO             INITIAL CLASS SHARES           SHARES
     ------------------------------- ------------------------------- ------------------------------- ---------------
           2008            2007            2008            2007            2008            2007          2008(I)
     ---------------------------------------------------------------------------------------------------------------



       $   (11,047)     $   (6,497)    $   316,174     $    234,324      $ (1,107)       $    527        $    (74)
           (54,738)         82,639        (437,328)       1,427,317             6             620         (25,670)
           120,456         219,632          80,023        1,242,621         9,188           6,351              --

        (1,196,498)       (110,880)     (5,204,862)      (1,682,804)      (52,757)            361          (5,936)
       -----------      ----------     -----------     ------------      --------        --------        --------

        (1,141,827)        184,894      (5,245,993)       1,221,458       (44,670)          7,859         (31,680)
       -----------      ----------     -----------     ------------      --------        --------        --------


           485,666         305,585       2,468,936        2,448,321        31,324          41,155             222
           (44,888)        (23,052)       (265,355)        (190,657)       (2,483)         (1,966)           (882)
          (294,029)           (104)       (169,765)         (54,215)           --            (812)             --
               145        (292,968)         69,494      (10,002,331)        8,896          16,283          21,874
           (21,733)      1,434,944       6,110,667          669,474            --              --          26,392
            (9,351)         (3,394)        (99,267)              --        (3,820)             --              --
       -----------      ----------     -----------     ------------      --------        --------        --------
           115,810       1,421,011       8,114,710       (7,129,408)       33,917          54,660          47,606
       -----------      ----------     -----------     ------------      --------        --------        --------


                 4             (22)             --               --            --              --              --
       -----------      ----------     -----------     ------------      --------        --------        --------
        (1,026,013)      1,605,883       2,868,717       (5,907,950)      (10,753)         62,519          15,926

         2,912,258       1,306,375      13,558,482       19,466,432       306,411         243,892              --
       -----------      ----------     -----------     ------------      --------        --------        --------
       $ 1,886,245      $2,912,258     $16,427,199     $ 13,558,482      $295,658        $306,411        $ 15,926
       ===========      ==========     ===========     ============      ========        ========        ========


         VAN ECK
        WORLDWIDE
      HARD ASSETS--
      INITIAL CLASS
          SHARES
     ---------------
           2007
     ---------------

           $--
            --
            --
            --
           ---

            --
           ---


            --
            --
            --
            --
            --
            --
           ---
            --
           ---

            --
           ---
            --
            --
           ---
           $--
           ===





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2008
and December 31, 2007


                                                            VAN ECK WIT
                                                             WORLDWIDE
                                                            BOND FUND--
                                                       INITIAL CLASS SHARES
                                                ----------------------------------
                                                      2008             2007(E)
                                                ----------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).............       $    9              $ --
     Net realized gain (loss) on investments..          (11)               --
     Realized gain distribution received......           --                --
     Change in unrealized appreciation
       (depreciation) on
       investments............................          233                 4
                                                     ------              ----
       Net increase (decrease) in net assets
          resulting from
          operations..........................          231                 4
                                                     ------              ----
  Contributions and (withdrawals):
     Payments received from policyowners......          416                --
     Cost of insurance........................         (139)               (3)
     Policyowners' surrenders.................           --                --
     Net transfers from (to) Fixed Account....        2,916               141
     Transfers between Investment Divisions...           --                --
     Policyowners' death benefits.............           --                --
                                                     ------              ----
       Net contributions and (withdrawals)....        3,193               138
                                                     ------              ----
     Increase (decrease) attributable to New
       York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account................................           --                --
                                                     ------              ----
          Increase (decrease) in net assets...        3,424               142
NET ASSETS:
     Beginning of year........................          142                --
                                                     ------              ----
     End of year..............................       $3,566              $142
                                                     ======              ====




Not all Investment Divisions are available under all policies.
(a) For the period January 2007 (Commencement of Investments) through December 2007.
(b) For the period May 2007 (Commencement of Investments) through December 2007.
(c) For the period June 2007 (Commencement of Investments) through December
    2007.
(d) For the period July 2007 (Commencement of Investments) through December
    2007.
(e) For the period October 2007 (Commencement of Investments) through December 2007.
(f) For the period January 2008 (Commencement of Investments) through December 2008.
(g) For the period March 2008 (Commencement of Investments) through December
    2008.
(h) For the period May 2008 (Commencement of Investments) through December 2008.
(i) For the period July 2008 (Commencement of Investments) through December
    2008.
(j) For the period August 2008 (Commencement of Investments) through December 2008.
(k) For the period October 2008 (Commencement of Investments) through December 2008.
(l) For the period November 2008 (Commencement of Investments) through December 2008.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies"), CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"), CorpExec VUL V policies (CESVUL5), and CorpExec VUL VI ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., AIM Variable Insurance Funds, The Alger American Fund, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series, the Calvert Variable Series, Inc., Davis Variable Account Fund, Inc., Delaware VIP Trust, Dreyfus Investment Portfolios, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Freedom Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of NYLIM Holdings and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, and Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Advisors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(1)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
AIM V.I. Global Real Estate Fund--Series I Shares
AIM V.I. International Growth Fund--Series I Shares
Alger American Capital Appreciation Portfolio--Class O Shares(2) Alger American SmallCap Growth Portfolio--Class O Shares(3)
Alger American SmallCap and MidCap Growth--Class O Shares AllianceBernstein VPS International Value Portfolio--Class A Shares AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Small Capitalization--Class 2 Shares
American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
CVS Calvert Social Balanced Portfolio
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
DWS Global Opportunities VIP--Class A Shares
DWS Small Cap Index VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Shares
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Shares
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Leaders--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Forty--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
Lazard Retirement International Equity Portfolio
Lord Abbett Series Fund--Mid-Cap Value Portfolio
LVIP Baron Growth Opportunities Fund--Service Class Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
MFS(R) Values Series--Initial Class
Morgan Stanley UIF Emerging Markets Debt--Class I
Morgan Stanley UIF Emerging Markets Equity--Class I
Morgan Stanley UIF U.S. Mid-Cap Value--Class I
Morgan Stanley UIF U.S. Real Estate--Class I
Neuberger Berman AMT Partners Portfolio--Class I
Oppenheimer Capital Appreciation Fund/VA Non-Service Shares
Oppenheimer Core Bond Fund/VA Non-Service Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
PIMCO U.S. Government--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Van Eck Worldwide Absolute Return--Initial Class Shares
Van Eck Worldwide Hard Assets--Initial Class Shares
Van Eck WIT Worldwide Bond Fund--Initial Class Shares

Not all Investment Divisions are available on all policies. No new investments may be added to the MainStay VP Large Cap Growth, MainStay VP Total Return, Alger American Capital Appreciation Portfolio--Class O Shares, Alger American SmallCap Portfolios--Class O Shares, CVS Calvert Social Balanced Portfolio, Dreyfus VIF Developing Leaders--Initial Shares, MFS(R) Investors Trust Series--Initial Class and MFS(R) New Discovery Series--Initial Class.

     All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following investment divisions: MFS(R) Values Series--Initial Class and Morgan Stanley UIF U.S. Mid-Cap Value--Class I.

     Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to

--------------------------------------------------------------------------------


maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) The MainStay VP Value--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on May 16, 2008.

(2) Formerly Alger American Leveraged AllCap--Class O Shares

(3) Formerly Alger American Small Capitalization--Class O Shares

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2008, the investments of CSVUL Separate Account-I are as follows:





                                              MAINSTAY VP                         MAINSTAY VP
                            MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                              BOND--        APPRECIATION--         CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          187                453           196,846             5,725

Identified cost........       $2,567            $10,584          $196,848          $102,981







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                              MID CAP           MID CAP           MID CAP           S&P 500
                              CORE--           GROWTH--           VALUE--           INDEX--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         5,763              501              6,569             6,434

Identified cost........       $67,177           $6,493            $67,354          $169,876



Investment activity for the year ended December 31, 2008, was as follows:





                                              MAINSTAY VP                         MAINSTAY VP
                            MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                              BOND--        APPRECIATION--         CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $1,402            $ 8,825          $115,149           $15,207

Proceeds from sales....          516             14,224            52,831             1,905







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                              MID CAP           MID CAP           MID CAP           S&P 500
                              CORE--           GROWTH--           VALUE--           INDEX--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $16,533           $4,311            $9,502            $25,105

Proceeds from sales....        11,517            5,801               724             18,415



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                              MAINSTAY VP
                          MAINSTAY VP                         HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP        FLOATING         MAINSTAY VP        CORPORATE        ICAP SELECT      INTERNATIONAL       LARGE CAP
       CONVERTIBLE--        RATE--         GOVERNMENT--         BOND--           EQUITY--          EQUITY--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             69                55                171              1,585            13,710             4,508               9

           $769              $511             $1,890            $15,290          $185,848           $65,336             $98






                                                                                                     ALGER             ALGER
                                                               AIM V.I.          AIM V.I.          AMERICAN          AMERICAN
        MAINSTAY VP                                           GLOBAL REAL      INTERNATIONAL        CAPITAL          SMALLCAP
         SMALL CAP        MAINSTAY VP       MAINSTAY VP      ESTATE FUND--     GROWTH FUND--     APPRECIATION         GROWTH
         GROWTH--       TOTAL RETURN--        VALUE--          SERIES I          SERIES I         PORTFOLIO--       PORTFOLIO--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES        CLASS O SHARES    CLASS O SHARES
      --------------------------------------------------------------------------------------------------------------------------


             500               514               --                 78               173               --                 46

          $4,008            $8,386              $--             $1,295            $5,321              $15             $1,420








                                                              MAINSTAY VP
                          MAINSTAY VP                         HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP        FLOATING         MAINSTAY VP        CORPORATE        ICAP SELECT      INTERNATIONAL       LARGE CAP
       CONVERTIBLE--        RATE--         GOVERNMENT--         BOND--           EQUITY--          EQUITY--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $233              $277              $734             $8,161           $192,546           $18,787             $--

              8               245               196              7,572              5,399            15,740               8






                                                                                                     ALGER             ALGER
                                                               AIM V.I.          AIM V.I.          AMERICAN          AMERICAN
        MAINSTAY VP                                           GLOBAL REAL      INTERNATIONAL        CAPITAL          SMALLCAP
         SMALL CAP        MAINSTAY VP       MAINSTAY VP      ESTATE FUND--     GROWTH FUND--     APPRECIATION         GROWTH
         GROWTH--       TOTAL RETURN--        VALUE--          SERIES I          SERIES I         PORTFOLIO--       PORTFOLIO--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES        CLASS O SHARES    CLASS O SHARES
      --------------------------------------------------------------------------------------------------------------------------


          $1,700            $3,644           $ 40,403            $773             $2,026              $--              $ 28

           1,968             6,186            186,603             381                827               16               442

--------------------------------------------------------------------------------








                                             ALLIANCEBERN-     ALLIANCEBERN-
                               ALGER             STEIN             STEIN
                             AMERICAN             VPS          VPS SMALL/MID
                             SMALLCAP        INTERNATIONAL          CAP            AMERICAN
                            AND MIDCAP           VALUE             VALUE         CENTURY(R) VP
                             GROWTH--         PORTFOLIO--       PORTFOLIO--         VALUE--
                          CLASS O SHARES    CLASS A SHARES    CLASS A SHARES       CLASS II
                          --------------------------------------------------------------------


Number of shares.......          1                  73               12               116

Identified cost........         $8              $1,035             $169              $777






                           DELAWARE VIP
                           INTERNATIONAL      DREYFUS IP        DREYFUS VIF       DWS DREMAN
                           VALUE EQUITY       TECHNOLOGY        DEVELOPING       SMALL MID CAP
                             SERIES--          GROWTH--          LEADERS--        VALUE VIP--
                          STANDARD CLASS    INITIAL SHARES    INITIAL SHARES    CLASS A SHARES
                          --------------------------------------------------------------------


Number of shares.......          --                83                 1                109

Identified cost........         $--              $739               $22             $1,680









                                             ALLIANCEBERN-     ALLIANCEBERN-
                               ALGER             STEIN             STEIN
                             AMERICAN             VPS          VPS SMALL/MID
                             SMALLCAP        INTERNATIONAL          CAP            AMERICAN
                            AND MIDCAP           VALUE             VALUE         CENTURY(R) VP
                             GROWTH--         PORTFOLIO--       PORTFOLIO--         VALUE--
                          CLASS O SHARES    CLASS A SHARES    CLASS A SHARES       CLASS II
                          --------------------------------------------------------------------


Purchases..............         $ 8             $1,736             $173              $415

Proceeds from sales....          --                616                3               597






                           DELAWARE VIP
                           INTERNATIONAL      DREYFUS IP        DREYFUS VIF       DWS DREMAN
                           VALUE EQUITY       TECHNOLOGY        DEVELOPING       SMALL MID CAP
                             SERIES--          GROWTH--          LEADERS--        VALUE VIP--
                          STANDARD CLASS    INITIAL SHARES    INITIAL SHARES    CLASS A SHARES
                          --------------------------------------------------------------------


Purchases..............        $ 87              $215               $1               $545

Proceeds from sales....         260                49                1                 57



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







      AMERICAN FUNDS                                             AMERICAN          AMERICAN
           ASSET         AMERICAN FUNDS        AMERICAN            FUNDS             FUNDS
        ALLOCATION        GLOBAL SMALL           FUNDS         GROWTH-INCOME     INTERNATIONAL       CVS CALVERT
          FUND--        CAPITALIZATION--     GROWTH FUND--        FUND--            FUND--             SOCIAL
      CLASS 2 SHARES     CLASS 2 SHARES     CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES        BALANCED
      ------------------------------------------------------------------------------------------------------------


             11                 15                  35                2                334                 8

           $174               $263              $2,077              $73             $6,327               $16





         DAVIS VALUE
          PORTFOLIO
      ----------------


              129

           $1,641







                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
        DWS GLOBAL             DWS                VIP               VIP               VIP          FIDELITY(R) VIP
       OPPORTUNITIES     SMALL CAP INDEX        CONTRA-           EQUITY-        FREEDOM 2010       FREEDOM 2020
           VIP--              VIP--            FUND(R)--         INCOME--         PORTFOLIO--        PORTFOLIO--
      CLASS A SHARES     CLASS A SHARES      INITIAL CLASS     INITIAL CLASS    INITIAL SHARES     INITIAL SHARES
      ------------------------------------------------------------------------------------------------------------


              1                1,105              1,165              347               127                407

            $17              $14,374            $32,045           $8,336            $1,397             $4,469



       FIDELITY(R) VIP
        FREEDOM 2030
         PORTFOLIO--
       INITIAL SHARES
      ----------------


              263

           $2,825








      AMERICAN FUNDS                                             AMERICAN          AMERICAN
           ASSET         AMERICAN FUNDS        AMERICAN            FUNDS             FUNDS
        ALLOCATION        GLOBAL SMALL           FUNDS         GROWTH-INCOME     INTERNATIONAL       CVS CALVERT
          FUND--        CAPITALIZATION--     GROWTH FUND--        FUND--            FUND--             SOCIAL
      CLASS 2 SHARES     CLASS 2 SHARES     CLASS 2 SHARES    CLASS 2 SHARES    CLASS 2 SHARES        BALANCED
      ------------------------------------------------------------------------------------------------------------


           $267               $549              $1,231              $45             $7,953               $ 1

            189                343                 430                6              2,283                --





         DAVIS VALUE
          PORTFOLIO
      ----------------


           $1,102

            1,011







                                              FIDELITY(R)       FIDELITY(R)       FIDELITY(R)
        DWS GLOBAL             DWS                VIP               VIP               VIP          FIDELITY(R) VIP
       OPPORTUNITIES     SMALL CAP INDEX        CONTRA-           EQUITY-        FREEDOM 2010       FREEDOM 2020
           VIP--              VIP--            FUND(R)--         INCOME--         PORTFOLIO--        PORTFOLIO--
      CLASS A SHARES     CLASS A SHARES      INITIAL CLASS     INITIAL CLASS    INITIAL SHARES     INITIAL SHARES
      ------------------------------------------------------------------------------------------------------------


            $17              $10,056            $14,075           $1,667            $1,167             $3,933

             --                8,250              4,046            2,420               118                381



       FIDELITY(R) VIP
        FREEDOM 2030
         PORTFOLIO--
       INITIAL SHARES
      ----------------


           $2,253

               57

--------------------------------------------------------------------------------








                                                                FIDELITY(R)
                            FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)
                                VIP               VIP           INVESTMENT            VIP
                             GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           76                248              590                780

Identified cost........       $2,744            $37,069           $7,319            $23,953







                              LAZARD          LORD ABBETT       LVIP BARON
                            RETIREMENT       SERIES FUND--        GROWTH            MFS(R)
                           INTERNATIONAL        MID-CAP        OPPORTUNITIES       INVESTORS
                              EQUITY             VALUE         FUND--SERVICE    TRUST SERIES--
                             PORTFOLIO         PORTFOLIO       CLASS SHARES      INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          210               459               114                9

Identified cost........       $2,615            $8,277            $3,110             $153









                                                                FIDELITY(R)
                            FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)
                                VIP               VIP           INVESTMENT            VIP
                             GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............        $395             $10,021           $2,174            $8,676

Proceeds from sales....         866               3,402            1,209             4,861







                              LAZARD          LORD ABBETT       LVIP BARON
                            RETIREMENT       SERIES FUND--        GROWTH            MFS(R)
                           INTERNATIONAL        MID-CAP        OPPORTUNITIES       INVESTORS
                              EQUITY             VALUE         FUND--SERVICE    TRUST SERIES--
                             PORTFOLIO         PORTFOLIO       CLASS SHARES      INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $1,299            $3,378            $1,312              $14

Proceeds from sales....        1,189             8,534               926                4



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                              FIDELITY(R)                                            JANUS ASPEN
                                                  VIP           JANUS ASPEN                            SERIES
        FIDELITY(R)      FIDELITY(R) VIP         VALUE            SERIES          JANUS ASPEN          MID CAP
            VIP               VALUE          STRATEGIES--       BALANCED--      SERIES FORTY--        GROWTH--
        OVERSEAS--          LEADERS--        SERVICE CLASS     INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS            2              SHARES            SHARES             SHARES
      ------------------------------------------------------------------------------------------------------------


              669               --                 38                 643              229                271

          $14,298              $--               $420             $16,435           $7,627             $9,085

         JANUS ASPEN
           SERIES
          WORLDWIDE
          GROWTH--
        INSTITUTIONAL
           SHARES
      ----------------


              27

            $807




                                                                                                      NEUBERGER
                                                              MORGAN STANLEY                           BERMAN
          MFS(R)             MFS(R)         MORGAN STANLEY     UIF EMERGING     MORGAN STANLEY           AMT
       NEW DISCOVERY        UTILITIES        UIF EMERGING         MARKETS        UIF U.S. REAL        PARTNERS
         SERIES--           SERIES--        MARKETS DEBT--       EQUITY--          ESTATE--          PORTFOLIO--
       INITIAL CLASS      INITIAL CLASS         CLASS I           CLASS I           CLASS I            CLASS I
      ------------------------------------------------------------------------------------------------------------


             1                   57                154               538                970               41

            $9               $1,700             $1,276            $8,642            $15,450             $506

         OPPENHEIMER
           CAPITAL
        APPRECIATION
           FUND/VA
         NON-SERVICE
           SHARES
      ----------------


              --

             $ 2








                                              FIDELITY(R)                                            JANUS ASPEN
                                                  VIP           JANUS ASPEN                            SERIES
        FIDELITY(R)      FIDELITY(R) VIP         VALUE            SERIES          JANUS ASPEN          MID CAP
            VIP               VALUE          STRATEGIES--       BALANCED--      SERIES FORTY--        GROWTH--
        OVERSEAS--          LEADERS--        SERVICE CLASS     INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
       INITIAL CLASS      INITIAL CLASS            2              SHARES            SHARES             SHARES
      ------------------------------------------------------------------------------------------------------------


          $5,490               $--               $145             $3,211            $3,304             $4,052

           2,560                --                116              1,055             1,453              1,598

         JANUS ASPEN
           SERIES
          WORLDWIDE
          GROWTH--
        INSTITUTIONAL
           SHARES
      ----------------


            $122

             150




                                                                                                      NEUBERGER
                                                              MORGAN STANLEY                           BERMAN
          MFS(R)             MFS(R)         MORGAN STANLEY     UIF EMERGING     MORGAN STANLEY           AMT
       NEW DISCOVERY        UTILITIES        UIF EMERGING         MARKETS        UIF U.S. REAL        PARTNERS
         SERIES--           SERIES--        MARKETS DEBT--       EQUITY--          ESTATE--          PORTFOLIO--
       INITIAL CLASS      INITIAL CLASS         CLASS I           CLASS I           CLASS I            CLASS I
      ------------------------------------------------------------------------------------------------------------


            $ 1              $1,100              $921             $4,749            $12,095             $614

             --                 353               322              2,490              5,005               82

         OPPENHEIMER
           CAPITAL
        APPRECIATION
           FUND/VA
         NON-SERVICE
           SHARES
      ----------------


             $ 2

              --

--------------------------------------------------------------------------------






                            OPPENHEIMER
                               CORE              PIMCO
                               BOND               LOW              PIMCO             PIMCO
                              FUND/VA         DURATION--       REAL RETURN--    TOTAL RETURN--
                            NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                              SHARES         CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......          --                136               497              2,882

Identified cost........         $ 1             $1,369            $6,108            $29,624






                                                                                    VAN ECK
                                                               T. ROWE PRICE       WORLDWIDE
                                             T. ROWE PRICE       PERSONAL          ABSOLUTE
                           T. ROWE PRICE      NEW AMERICA        STRATEGY          RETURN--
                           LIMITED-TERM         GROWTH           BALANCED        INITIAL CLASS
                          BOND PORTFOLIO       PORTFOLIO         PORTFOLIO          SHARES
                          --------------------------------------------------------------------


Number of shares.......          411               148              1,293              33

Identified cost........       $2,018            $3,129            $22,518            $342







                            OPPENHEIMER
                               CORE              PIMCO
                               BOND               LOW              PIMCO             PIMCO
                              FUND/VA         DURATION--       REAL RETURN--    TOTAL RETURN--
                            NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                              SHARES         CLASS SHARES      CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............         $ 1             $1,282            $2,619            $12,950

Proceeds from sales....          --                321             1,191              7,002






                                                                                    VAN ECK
                                                               T. ROWE PRICE       WORLDWIDE
                                             T. ROWE PRICE       PERSONAL          ABSOLUTE
                           T. ROWE PRICE      NEW AMERICA        STRATEGY          RETURN--
                           LIMITED-TERM         GROWTH           BALANCED        INITIAL CLASS
                          BOND PORTFOLIO       PORTFOLIO         PORTFOLIO          SHARES
                          --------------------------------------------------------------------


Purchases..............        $920             $1,154            $11,583             $50

Proceeds from sales....         609                929              3,072               4



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           PIMCO              ROYCE              ROYCE
           U.S.             MICRO-CAP          SMALL-CAP       T. ROWE PRICE
       GOVERNMENT--        PORTFOLIO--        PORTFOLIO--        BLUE CHIP       T. ROWE PRICE      T. ROWE PRICE
      ADMINISTRATIVE       INVESTMENT         INVESTMENT          GROWTH         EQUITY INCOME        INDEX 500
       CLASS SHARES           CLASS              CLASS           PORTFOLIO         PORTFOLIO          PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


              8                 265                792               898              1,120               55

            $89              $2,898             $6,901            $9,338            $25,779             $564




        T. ROWE PRICE
        INTERNATIONAL
       STOCK PORTFOLIO
      ----------------


              124

           $1,979




          VAN ECK
         WORLDWIDE         VAN ECK WIT
           HARD          WORLDWIDE BOND
         ASSETS--            FUND--
       INITIAL CLASS      INITIAL CLASS
          SHARES             SHARES
      ----------------------------------


              1                 --

            $22                $ 3











           PIMCO              ROYCE              ROYCE
           U.S.             MICRO-CAP          SMALL-CAP       T. ROWE PRICE
       GOVERNMENT--        PORTFOLIO--        PORTFOLIO--        BLUE CHIP       T. ROWE PRICE      T. ROWE PRICE
      ADMINISTRATIVE       INVESTMENT         INVESTMENT          GROWTH         EQUITY INCOME        INDEX 500
       CLASS SHARES           CLASS              CLASS           PORTFOLIO         PORTFOLIO          PORTFOLIO
      ------------------------------------------------------------------------------------------------------------


            $84              $1,480             $3,775            $3,571            $7,852              $167

             38               1,608                824             2,238             5,553                23




        T. ROWE PRICE
        INTERNATIONAL
       STOCK PORTFOLIO
      ----------------


            $403

             453




          VAN ECK
         WORLDWIDE         VAN ECK WIT
           HARD          WORLDWIDE BOND
         ASSETS--            FUND--
       INITIAL CLASS      INITIAL CLASS
          SHARES             SHARES
      ----------------------------------


            $78                $ 3

             31                 --





NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3, CESVUL4 and CESVUL5 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

     On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL3 and CESVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL5 policies, we deduct 2.00% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CSVUL, CESVUL2, CESVUL3 and CESVUL4 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, $5.00 for CESVUL2 and $0 in year one and $5.00 in years two and beyond for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3 and CSVUL4 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

     On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CESVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2008 and December 31, 2007 were as follows:




                                                   MAINSTAY VP
                             MAINSTAY VP             CAPITAL             MAINSTAY VP
                               BOND--            APPRECIATION--             CASH
                            INITIAL CLASS         INITIAL CLASS          MANAGEMENT
                         ------------------    ------------------    ------------------
                           2008       2007       2008       2007       2008       2007
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........     --         --         104         --       5,243      1,714
Units redeemed.........     --        (70)         (8)      (790)       (186)    (2,166)
                            --        ---        ----       ----     -------    -------
  Net increase
     (decrease)........     --        (70)         96       (790)      5,057       (452)
                            ==        ===        ====       ====     =======    =======

SERIES II POLICIES
Units issued...........     --         --          --         --         330        481
Units redeemed.........     --         --          --         --        (288)      (405)
                            --        ---        ----       ----     -------    -------
  Net increase
     (decrease)........     --         --          --         --          42         76
                            ==        ===        ====       ====     =======    =======

SERIES III POLICIES
Units issued...........     73         44           1        229      55,419     83,797
Units redeemed.........     (5)        (7)       (681)        (5)    (10,375)   (16,009)
                            --        ---        ----       ----     -------    -------
  Net increase
     (decrease)........     68         37        (680)       224      45,044     67,788
                            ==        ===        ====       ====     =======    =======







                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                             HIGH YIELD            ICAP SELECT            INCOME &
                          CORPORATE BOND--          EQUITY--              GROWTH--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2008       2007       2008       2007       2008       2007
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........       1         2         171         1         --         --
Units redeemed.........      (3)       (1)        (20)       (1)        --         --
                           ----       ---       -----       ---         --        ---
  Net increase
     (decrease)........      (2)        1         151        --         --         --
                           ====       ===       =====       ===         ==        ===

SERIES II POLICIES
Units issued...........      --         3       9,675        --         --         --
Units redeemed.........      (7)       --         (55)       --         --         --
                           ----       ---       -----       ---         --        ---
  Net increase
     (decrease)........      (7)        3       9,620        --         --         --
                           ====       ===       =====       ===         ==        ===

SERIES III POLICIES
Units issued...........     139       679       1,613        --         --         --
Units redeemed.........    (200)       (7)         (6)      (13)        --        (74)
                           ----       ---       -----       ---         --        ---
  Net increase
     (decrease)........     (61)      672       1,607       (13)        --        (74)
                           ====       ===       =====       ===         ==        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
        COMMON STOCK--         CONVERTIBLE--        FLOATING RATE--        GOVERNMENT--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008     2007(G)      2008       2007
      ------------------------------------------------------------------------------------


         44          5         --         --         --         --         --           --
         (8)        (6)        --         --         --         --         (2)          --
        ---        ---         --         --        ---        ---         --           --
         36         (1)        --         --         --         --         (2)          --
        ===        ===         ==         ==        ===        ===         ==           ==


          2          1          2          1         --          8         --           --
        (61)       (30)        --         --         (8)        --         --           --
        ---        ---         --         --        ---        ---         --           --
        (59)       (29)         2          1         (8)         8         --           --
        ===        ===         ==         ==        ===        ===         ==           ==


         19         51          8         12         21         24         45           74
        (34)        (1)        --         (4)       (15)       (18)        (3)          (1)
        ---        ---         --         --        ---        ---         --           --
        (15)        50          8          8          6          6         42           73
        ===        ===         ==         ==        ===        ===         ==           ==







          MAINSTAY VP
         INTERNATIONAL          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           EQUITY--         LARGE CAP GROWTH--      MID CAP CORE--       MID CAP GROWTH--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008     2007(G)
      ------------------------------------------------------------------------------------


           2           2       --         --         --         --          --          --
        (164)     (1,392)      (1)        (1)        --         --          --          --
        ----      ------       --         --        ---        ---        ----        ----
        (162)     (1,390)      (1)        (1)        --         --          --          --
        ====      ======       ==         ==        ===        ===        ====        ====


           4           8       --         --         --         --          --          16
         (19)         (7)      --         (6)       (19)       (11)        (16)         --
        ----      ------       --         --        ---        ---        ----        ----
         (15)          1       --         (6)       (19)       (11)        (16)         16
        ====      ======       ==         ==        ===        ===        ====        ====


         143         307       --         --         20        135          43          86
        (265)        (15)      --         (1)       (85)       (61)       (279)       (119)
        ----      ------       --         --        ---        ---        ----        ----
        (122)        292       --         (1)       (65)        74        (236)        (33)
        ====      ======       ==         ==        ===        ===        ====        ====


--------------------------------------------------------------------------------









                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                            MID CAP VALUE--       S&P 500 INDEX--     SMALL CAP GROWTH--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --          51      1,710        --         --
Units redeemed.........      --         --        (501)      (343)       --         --
                            ---        ---        ----      -----       ---         --
  Net increase
     (decrease)........      --         --        (450)     1,367        --         --
                            ===        ===        ====      =====       ===         ==

SERIES II POLICIES
Units issued...........      --         --           2          3        --         --
Units redeemed.........     (42)       (24)         --         --        --         --
                            ---        ---        ----      -----       ---         --
  Net increase
     (decrease)........     (42)       (24)          2          3        --         --
                            ===        ===        ====      =====       ===         ==

SERIES III POLICIES
Units issued...........      17         23         938        109         2         12
Units redeemed.........      (1)        --         (29)       (95)      (62)        (6)
                            ---        ---        ----      -----       ---         --
  Net increase
     (decrease)........      16         23         909         14       (60)         6
                            ===        ===        ====      =====       ===         ==







                            ALGER AMERICAN
                                CAPITAL           ALGER AMERICAN              ALGER AMERICAN
                             APPRECIATION         SMALLCAP GROWTH              SMALLCAP AND
                              PORTFOLIO--           PORTFOLIO--              MIDCAP GROWTH--
                            CLASS O SHARES        CLASS O SHARES              CLASS O SHARES
                          ------------------    ------------------           ---------------
                            2008       2007       2008       2007                2008(H)
                          ------------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --                    --
Units redeemed.........      --         --         (2)        --                    --
                             --         --        ---        ---                    --
  Net increase
     (decrease)........      --         --         (2)        --                    --
                             ==         ==        ===        ===                    ==

SERIES II POLICIES
Units issued...........      --         --         --         --                    --
Units redeemed.........      --         --         --         --                    --
                             --         --        ---        ---                    --
  Net increase
     (decrease)........      --         --         --         --                    --
                             ==         ==        ===        ===                    ==

SERIES III POLICIES
Units issued...........      --         --         --         21                     1
Units redeemed.........      (2)        (7)       (43)       (23)                   --
                             --         --        ---        ---                    --
  Net increase
     (decrease)........      (2)        (7)       (43)        (2)                    1
                             ==         ==        ===        ===                    ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                       AIM V.I.              AIM V.I.
          MAINSTAY VP           MAINSTAY VP           GLOBAL REAL          INTERNATIONAL
        TOTAL RETURN--            VALUE--            ESTATE FUND--         GROWTH FUND--
         INITIAL CLASS         INITIAL CLASS        SERIES I SHARES       SERIES I SHARES
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007
      ------------------------------------------------------------------------------------


          --       831           --       77         --          --        --         --
        (422)      (13)        (331)      (5)        --          --        --         --
        ----       ---       ------      ---        ---        ----       ---        ---
        (422)      818         (331)      72         --          --        --         --
        ====       ===       ======      ===        ===        ====       ===        ===


          --        --           --       --         10           2        --         --
          --        --       (8,610)     (42)        --          (7)       --         --
        ----       ---       ------      ---        ---        ----       ---        ---
          --        --       (8,610)     (42)        10          (5)       --         --
        ====       ===       ======      ===        ===        ====       ===        ===


          --        --            1      103         27          58       103        335
          --        --       (1,031)     (33)       (28)       (401)      (22)        (1)
        ----       ---       ------      ---        ---        ----       ---        ---
          --        --       (1,030)      70         (1)       (343)       81        334
        ====       ===       ======      ===        ===        ====       ===        ===








       ALLIANCEBERNSTEIN
              VPS            ALLIANCEBERNSTEIN         AMERICAN           AMERICAN FUNDS
         INTERNATIONAL       VPS SMALL/MIDCAP         CENTURY(R)         ASSET ALLOCATION
       VALUE PORTFOLIO--     VALUE PORTFOLIO--        VP VALUE--              FUND--
        CLASS A SHARES        CLASS A SHARES           CLASS II           CLASS 2 SHARES
      ------------------    ------------------    ------------------    ------------------
        2008     2007(E)    2008(I)      2007       2008       2007       2008     2007(A)
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --           --
         --         --         --         --         --         --         --           --
        ---         --         --         --        ---         --        ---           --
         --         --         --         --         --         --         --           --
        ===         ==         ==         ==        ===         ==        ===           ==


         --         --         --         --          5          4         --           --
         --         --         --         --         (1)        --         --           --
        ---         --         --         --        ---         --        ---           --
         --         --         --         --          4          4         --           --
        ===         ==         ==         ==        ===         ==        ===           ==


        117         72         17         --         13         58         18           17
         (4)        --         --         --        (62)        (1)       (18)          --
        ---         --         --         --        ---         --        ---           --
        113         72         17         --        (49)        57         --           17
        ===         ==         ==         ==        ===         ==        ===           ==


--------------------------------------------------------------------------------








                            AMERICAN FUNDS                              AMERICAN FUNDS
                             GLOBAL SMALL         AMERICAN FUNDS         GROWTH-INCOME
                           CAPITALIZATION--        GROWTH FUND--            FUND--
                            CLASS 2 SHARES        CLASS 2 SHARES        CLASS 2 SHARES
                          ------------------    ------------------    ------------------
                          2008(K)    2007(A)    2008(K)      2007       2008     2007(C)
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                            ---         --         --        ---         --         --
  Net increase
     (decrease)........      --         --         --         --         --         --
                            ===         ==         ==        ===         ==         ==

SERIES II POLICIES
Units issued...........       9         --         18         --         --         --
Units redeemed.........      --         --         (1)        --         --         --
                            ---         --         --        ---         --         --
  Net increase
     (decrease)........       9         --         17         --         --         --
                            ===         ==         ==        ===         ==         ==

SERIES III POLICIES
Units issued...........      17         38         59        130          5          3
Units redeemed.........     (34)        --         (5)       (12)        --         --
                            ---         --         --        ---         --         --
  Net increase
     (decrease)........     (17)        38         54        118          5          3
                            ===         ==         ==        ===         ==         ==







                              DREYFUS IP            DREYFUS VIF           DREYFUS VIF
                              TECHNOLOGY            DEVELOPING             EMERGING
                               GROWTH--              LEADERS--             LEADERS--
                            INITIAL SHARES        INITIAL SHARES        INITIAL SHARES
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                             --         --         --         --         --        ---
  Net increase
     (decrease)........      --         --         --         --         --         --
                             ==         ==         ==         ==         ==        ===

SERIES II POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                             --         --         --         --         --        ---
  Net increase
     (decrease)........      --         --         --         --         --         --
                             ==         ==         ==         ==         ==        ===

SERIES III POLICIES
Units issued...........      20         23         --         --         --         14
Units redeemed.........      (1)        (3)        --         (1)        --        (16)
                             --         --         --         --         --        ---
  Net increase
     (decrease)........      19         20         --         (1)        --         (2)
                             ==         ==         ==         ==         ==        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                              DELAWARE VIP
          AMERICAN FUNDS                                                      INTERNATIONAL
          INTERNATIONAL                                                           VALUE
              FUND--               CVS CALVERT           DAVIS VALUE         EQUITY SERIES--
          CLASS 2 SHARES         SOCIAL BALANCED          PORTFOLIO          STANDARD CLASS
      ---------------------    ------------------    ------------------    ------------------
        2008     2007(A)(B)      2008       2007       2008       2007       2008     2007(A)
      ---------------------------------------------------------------------------------------


         --           --          --         --         --         --         --           --
         --           --          --         --         --         --         --           --
        ---          ---          --         --        ---        ---        ---           --
         --           --          --         --         --         --         --           --
        ===          ===          ==         ==        ===        ===        ===           ==


         --           --          --         --         --          1         --           --
         --           --          --         --        (14)        --         --           --
        ---          ---          --         --        ---        ---        ---           --
         --           --          --         --        (14)         1         --           --
        ===          ===          ==         ==        ===        ===        ===           ==


        495          139          --         --         77        123          6           38
        (41)          (1)         --         (1)       (76)        (1)       (44)          --
        ---          ---          --         --        ---        ---        ---           --
        454          138          --         (1)         1        122        (38)          38
        ===          ===          ==         ==        ===        ===        ===           ==







          DWS DREMAN            DWS GLOBAL                DWS
         SMALL MID CAP         OPPORTUNITIES           SMALL CAP          FIDELITY(R) VIP
          VALUE VIP--              VIP--              INDEX VIP--         CONTRAFUND(R)--
        CLASS A SHARES        CLASS A SHARES        CLASS A SHARES         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2008     2007(D)    2008(J)      2007       2008       2007       2008       2007
      ------------------------------------------------------------------------------------


         --         --         --         --         --          --        --          1
         --         --         --         --         --          --        (4)        (1)
         --        ---         --         --        ---        ----       ---        ---
         --         --         --         --         --          --        (4)        --
         ==        ===         ==         ==        ===        ====       ===        ===


         --         --         --         --         --           1         6         18
         --         --         --         --         --          --        (7)        (1)
         --        ---         --         --        ---        ----       ---        ---
         --         --         --         --         --           1        (1)        17
         ==        ===         ==         ==        ===        ====       ===        ===


         11        131          2         --         97          69       658        335
         (3)        --         --         --        (89)       (828)      (82)       (17)
         --        ---         --         --        ---        ----       ---        ---
          8        131          2         --          8        (759)      576        318
         ==        ===         ==         ==        ===        ====       ===        ===


--------------------------------------------------------------------------------








                                                  FIDELITY(R) VIP       FIDELITY(R) VIP
                            FIDELITY(R) VIP        FREEDOM 2010          FREEDOM 2020
                            EQUITY-INCOME--         PORTFOLIO--           PORTFOLIO--
                             INITIAL CLASS        INITIAL SHARES        INITIAL SHARES
                          ------------------    ------------------    ------------------
                            2008       2007       2008     2007(F)    2008         2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --        --         --         --         --         --
Units redeemed.........       (4)       --         --         --         --         --
                            ----       ---         --        ---        ---         --
  Net increase
     (decrease)........       (4)       --         --         --         --         --
                            ====       ===         ==        ===        ===         ==

SERIES II POLICIES
Units issued...........       --         1         --          3         --          2
Units redeemed.........       --        --         (3)        --         --         --
                            ----       ---         --        ---        ---         --
  Net increase
     (decrease)........       --         1         (3)         3         --          2
                            ====       ===         ==        ===        ===         ==

SERIES III POLICIES
Units issued...........       87       185         92         23        310         60
Units redeemed.........     (175)      (41)        (3)       (11)        (9)        (1)
                            ----       ---         --        ---        ---         --
  Net increase
     (decrease)........      (88)      144         89         12        301         59
                            ====       ===         ==        ===        ===         ==









                            FIDELITY(R) VIP       FIDELITY(R) VIP       FIDELITY(R) VIP
                               MID-CAP--            OVERSEAS--          VALUE LEADERS--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2008       2007       2008     2007       2008(O)      2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --        --         --          --        --         --
Units redeemed.........       --        --         --          --        --         --
                            ----       ---        ---        ----        --         --
  Net increase
     (decrease)........       --        --         --          --        --         --
                            ====       ===        ===        ====        ==         ==

SERIES II POLICIES
Units issued...........        3         4          8          10        --         --
Units redeemed.........      (20)      (14)        (1)         --        --         --
                            ----       ---        ---        ----        --         --
  Net increase
     (decrease)........      (17)      (10)         7          10        --         --
                            ====       ===        ===        ====        ==         ==

SERIES III POLICIES
Units issued...........      208       207        122         165        --         --
Units redeemed.........     (166)      (80)       (81)       (337)       --         --
                            ----       ---        ---        ----        --         --
  Net increase
     (decrease)........       42       127         41        (172)       --         --
                            ====       ===        ===        ====        ==         ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








        FIDELITY(R) VIP                                                   FIDELITY(R) VIP
         FREEDOM 2030         FIDELITY(R) VIP       FIDELITY(R) VIP         INVESTMENT
          PORTFOLIO--            GROWTH--             INDEX 500--          GRADE BOND--
        INITIAL SHARES         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007
      ------------------------------------------------------------------------------------


         --         --         --         --          --         --        --          --
         --         --         --         --          --         --        --          --
        ---        ---        ---         --        ----       ----       ---        ----
         --         --         --         --          --         --        --        ----
        ===        ===        ===         ==        ====       ====       ===        ====


         --         --          1         10           3          3        18          24
         --         --        (11)        --          --        (77)      (20)         (2)
        ---        ---        ---         --        ----       ----       ---        ----
         --         --        (10)        10           3        (74)       (2)         22
        ===        ===        ===         ==        ====       ====       ===        ====


        201         48         27         44         571        520       111         185
         (7)       (17)       (65)        (5)       (146)      (177)      (47)        (14)
        ---        ---        ---         --        ----       ----       ---        ----
        194         31        (38)        39         425        343        64         171
        ===        ===        ===         ==        ====       ====       ===        ====







                                JANUS ASPEN                                 JANUS ASPEN
                                  SERIES              JANUS ASPEN             SERIES
        FIDELITY(R) VIP         BALANCED--          SERIES FORTY--       MID CAP GROWTH--
      VALUE STRATEGIES--       INSTITUTIONAL         INSTITUTIONAL         INSTITUTIONAL
        SERVICE CLASS 2           SHARES                SHARES                SHARES
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007       2008       2007
      ------------------------------------------------------------------------------------




         --         --         --         --         --         --         --         --

         --         --        (17)       (14)        --         --         --         --
         --         --        ---        ---        ---        ---        ---        ---
         --         --        (17)       (14)        --         --         --         --
         ==         ==        ===        ===        ===        ===        ===        ===


         --         --         12         16         --         --         --         --
         --         --         (3)        (2)        --         --         --         --
         --         --        ---        ---        ---        ---        ---        ---
         --         --          9         14         --         --         --         --
         ==         ==        ===        ===        ===        ===        ===        ===


          5         12         73        190        139        130        146        112
         (8)        (1)       (13)       (11)       (14)        (4)       (18)       (17)
         --         --        ---        ---        ---        ---        ---        ---
         (3)        11         60        179        125        126        128         95
         ==         ==        ===        ===        ===        ===        ===        ===


--------------------------------------------------------------------------------







                              JANUS ASPEN
                                SERIES                LAZARD              LORD ABBETT
                          WORLDWIDE GROWTH--        RETIREMENT           SERIES FUND--
                             INSTITUTIONAL         INTERNATIONAL         MID-CAP VALUE
                                SHARES           EQUITY PORTFOLIO          PORTFOLIO
                          ------------------    ------------------    ------------------
                            2008       2007       2008     2007(B)    2008         2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........       4          2         --         --          --         --
Units redeemed.........      (4)        (3)        --         --          --         --
                             --         --        ---         --        ----       ----
  Net increase
     (decrease)........      --         (1)        --         --          --         --
                             ==         ==        ===         ==        ====       ====

SERIES II POLICIES
Units issued...........      --         --         17         --           1          1
Units redeemed.........      --         --         --         --          --         --
                             --         --        ---         --        ----       ----
  Net increase
     (decrease)........      --         --         17         --           1          1
                             ==         ==        ===         ==        ====       ====

SERIES III POLICIES
Units issued...........       3          8         47         42         166        217
Units redeemed.........      (9)        (1)       (84)        (5)       (563)      (118)
                             --         --        ---         --        ----       ----
  Net increase
     (decrease)........      (6)         7        (37)        37        (397)        99
                             ==         ==        ===         ==        ====       ====








                            MORGAN STANLEY        MORGAN STANLEY        MORGAN STANLEY
                             UIF EMERGING          UIF EMERGING            UIF U.S.
                            MARKETS DEBT--       MARKETS EQUITY--        REAL ESTATE--
                                CLASS I               CLASS I               CLASS I
                          ------------------    ------------------    ------------------
                            2008       2007       2008     2007         2008       2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         (2)        --         --         --
                             --         --        ---        ---        ---        ---
  Net increase
     (decrease)........      --         --         (2)        --         --         --
                             ==         ==        ===        ===        ===        ===

SERIES II POLICIES
Units issued...........      --          1          8         20          2          7
Units redeemed.........      (2)        --        (19)        --         (3)        --
                             --         --        ---        ---        ---        ---
  Net increase
     (decrease)........      (2)         1        (11)        20         (1)         7
                             ==         ==        ===        ===        ===        ===

SERIES III POLICIES
Units issued...........      34         29         65        117         68        389
Units redeemed.........      (2)        (1)       (23)        (3)       (15)        (4)
                             --         --        ---        ---        ---        ---
  Net increase
     (decrease)........      32         28         42        114         53        385
                             ==         ==        ===        ===        ===        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







       LVIP BARON GROWTH
         OPPORTUNITIES            MFS(R)                MFS(R)                MFS(R)
            FUND--            INVESTORS TRUST        NEW DISCOVERY           UTILITIES
         SERVICE CLASS           SERIES--              SERIES--              SERIES--
            SHARES             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
      2008         2007     2008         2007     2008         2007       2008       2007
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --        ---         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         ==        ===         ==         ==         ==         ==         ==         ==


          3          6         --         --         --         --          5          2
         (1)        --         --         --         --         --         --         --
         --        ---         --         --         --         --         --         --
          2          6         --         --         --         --          5          2
         ==        ===         ==         ==         ==         ==         ==         ==

         40        157         --         --         --          1         23         26
         (6)        (1)        --         --         --         (1)        (7)        (2)
         --        ---         --         --         --         --         --         --

         34        156         --         --         --         --         16         24
         ==        ===         ==         ==         ==         ==         ==         ==







                                OPPENHEIMER
       NEUBERGER BERMAN           CAPITAL                                      PIMCO
         AMT PARTNERS          APPRECIATION        OPPENHEIMER CORE       LOW DURATION--
          PORTFOLIO--             FUND/VA            BOND FUND/VA         ADMINISTRATIVE
            CLASS I         NON-SERVICE SHARES    NON-SERVICE SHARES       CLASS SHARES
      ------------------    ------------------    ------------------    ------------------
      2008(H)      2007     2008(M)      2007     2008(N)      2007       2008       2007
      ------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         ==         ==         ==         ==         ==         ==         ==         ==


         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --
         ==         ==         ==         ==         ==         ==         ==         ==


         58         --         --         --         --         --         82         13
         (1)        --         --         --         --         --         (2)        (1)
         --         --         --         --         --         --         --         --
         57         --         --         --         --         --         80         12
         ==         ==         ==         ==         ==         ==         ==         ==


--------------------------------------------------------------------------------








                                 PIMCO                 PIMCO                 PIMCO
                             REAL RETURN--        TOTAL RETURN--       U.S. GOVERNMENT--
                            ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
                             CLASS SHARES          CLASS SHARES          CLASS SHARES
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --          --        --         --
Units redeemed.........      --         --         --          --        --         --
                            ---        ---        ---       -----        --        ---
  Net increase
     (decrease)........      --         --         --          --        --         --
                            ===        ===        ===       =====        ==        ===

SERIES II POLICIES
Units issued...........      --          4         --          --        --         --
Units redeemed.........      (9)        (4)        --          (7)       --         --
                            ---        ---        ---       -----        --        ---
  Net increase
     (decrease)........      (9)        --         --          (7)       --         --
                            ===        ===        ===       =====        ==        ===

SERIES III POLICIES
Units issued...........     126        177        410       1,041         3          3
Units redeemed.........     (18)       (15)       (72)       (307)       --        (53)
                            ---        ---        ---       -----        --        ---
  Net increase
     (decrease)........     108        162        338         734         3        (50)
                            ===        ===        ===       =====        ==        ===








                                                   T. ROWE PRICE         T. ROWE PRICE
                             T. ROWE PRICE         INTERNATIONAL         LIMITED-TERM
                               INDEX 500               STOCK                 BOND
                               PORTFOLIO             PORTFOLIO             PORTFOLIO
                          ------------------    ------------------    ------------------
                            2008       2007       2008       2007       2008       2007
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........      --         --         --         --         --         --
Units redeemed.........      --         --         --         --         --         --
                             --         --        ---         --        ---        ---
  Net increase
     (decrease)........      --         --         --         --         --         --
                             ==         ==        ===         ==        ===        ===

SERIES II POLICIES
Units issued...........      --         --          5          3         --          1
Units redeemed.........      --         --         --         --         --         --
                             --         --        ---         --        ---        ---
  Net increase
     (decrease)........      --         --          5          3         --          1
                             ==         ==        ===         ==        ===        ===

SERIES III POLICIES
Units issued...........      14          7         15         41         45         77
Units redeemed.........      (2)        (1)       (29)        (3)       (25)       (16)
                             --         --        ---         --        ---        ---
  Net increase
     (decrease)........      12          6        (14)        38         20         61
                             ==         ==        ===         ==        ===        ===




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             ROYCE                 ROYCE
           MICRO-CAP             SMALL-CAP
          PORTFOLIO--           PORTFOLIO--          T. ROWE PRICE         T. ROWE PRICE
          INVESTMENT            INVESTMENT         BLUE CHIP GROWTH        EQUITY INCOME
             CLASS                 CLASS               PORTFOLIO             PORTFOLIO
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007     2008         2007
      ------------------------------------------------------------------------------------


         --         --         --         --         --          --          6         5
         --         --         --         --         --          --         (7)       (6)
        ---        ---        ---        ---        ---        ----       ----       ---
         --         --         --         --         --          --         (1)       (1)
        ===        ===        ===        ===        ===        ====       ====       ===


         --          1         --         --         --          --         13        29
        (18)        (6)        --         --         --         (11)       (43)       (1)
        ---        ---        ---        ---        ---        ----       ----       ---
        (18)        (5)        --         --         --         (11)       (30)       28
        ===        ===        ===        ===        ===        ====       ====       ===


         50        107        325        204        143         161        416       622
        (90)        (5)       (47)        (5)       (23)       (110)      (279)      (89)
        ---        ---        ---        ---        ---        ----       ----       ---
        (40)       102        278        199        120          51        137       533
        ===        ===        ===        ===        ===        ====       ====       ===








                                                        VAN ECK               VAN ECK
                               T. ROWE PRICE      WORLDWIDE ABSOLUTE         WORLDWIDE
         T. ROWE PRICE       PERSONAL STRATEGY         RETURN--            HARD ASSETS--
      NEW AMERICA GROWTH         BALANCED            INITIAL CLASS         INITIAL CLASS
           PORTFOLIO             PORTFOLIO              SHARES                SHARES
      ------------------    ------------------    ------------------    ------------------
        2008       2007       2008       2007       2008       2007     2008(L)      2007
      ------------------------------------------------------------------------------------


         --         --         --          --        --         --         --         --
         --         --         --          --        --         --         --         --
        ---        ---        ---        ----        --         --         --         --
         --         --         --          --        --         --         --         --
        ===        ===        ===        ====        ==         ==         ==         ==


         --         --         --          --        --         --         --         --
        (18)        (6)        --          --        --         --         --         --
        ---        ---        ---        ----        --         --         --         --
        (18)        (6)        --          --        --         --         --         --
        ===        ===        ===        ====        ==         ==         ==         ==


         42        135        749         236         4          4          3         --
        (12)       (20)       (43)       (764)       --         --         --         --
        ---        ---        ---        ----        --         --         --         --
         30        115        706        (528)        4          4          3         --
        ===        ===        ===        ====        ==         ==         ==         ==


--------------------------------------------------------------------------------








                              VAN ECK WIT
                               WORLDWIDE
                              BOND FUND--
                             INITIAL CLASS
                                SHARES
                          ------------------
                            2008     2007(G)
                          ------------------

SERIES I POLICIES
Units issued...........      --         --
Units redeemed.........      --         --
                             --         --
  Net increase
     (decrease)........      --         --
                             ==         ==

SERIES II POLICIES
Units issued...........      --         --
Units redeemed.........      --         --
                             --         --
  Net increase
     (decrease)........      --         --
                             ==         ==

SERIES III POLICIES
Units issued...........      --         --
Units redeemed.........      --         --
                             --         --
  Net increase
     (decrease)........      --         --
                             ==         ==




Not all Investment Divisions are available under all policies.
(a) For Series III policies, represents the period January 2007 (Commencement of Investments) through December 2007.
(b) For Series II policies, represents the period February 2007 (Commencement of Investments) through December 2007.
(c) For Series III policies, represents the period May 2007 (Commencement of Investments) through December 2007.
(d) For Series III policies, represents the period June 2007 (Commencement of Investments) through December 2007.
(e) For Series III policies, represents the period July 2007 (Commencement of Investments) through December 2007.
(f) For Series II policies, represents the period August 2007 (Commencement of Investments) through December 2007.
(g) For Series II and III policies, represents the period October 2007 (Commencement of Investments) through December 2007.
(h) For Series III policies, represents the period January 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(j) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(k) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(l) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(m) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(n) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(o) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I




                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2008, 2007, 2006, 2005, and 2004:





                                                       MAINSTAY VP
                                                         BOND--
                                                      INITIAL CLASS
                                     ----------------------------------------------
                                      2008     2007      2006      2005      2004
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   14   $   19    $1,080    $6,193    $4,973
Units Outstanding..................       1        1        71       423       345
Variable Accumulation Unit Value...  $16.60   $16.06    $15.19    $14.63    $14.41
Total Return.......................    3.4%     5.8%      3.8%      1.5%      3.4%
Investment Income Ratio............    3.9%     2.1%      0.3%      3.5%      3.8%

SERIES II POLICIES(b)
Net Assets.........................  $   --   $   --    $   --    $   --    $   --
Units Outstanding..................      --       --        --        --        --
Variable Accumulation Unit Value...  $   --   $   --    $   --    $   --    $   --
Total Return.......................      --       --        --        --        --
Investment Income Ratio............      --       --        --        --        --

SERIES III POLICIES(c)
Net Assets.........................  $2,572   $1,689    $1,177    $1,441    $1,163
Units Outstanding..................     212      144       107       137       113
Variable Accumulation Unit Value...  $12.13   $11.69    $10.98    $10.50    $10.27
Total Return.......................    3.7%     6.5%      4.5%      2.2%      2.7%
Investment Income Ratio............    4.9%     3.8%      1.1%      2.8%      6.0%







                                                       MAINSTAY VP
                                                      COMMON STOCK--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2008     2007      2006      2005      2004
                                     -----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   724  $    596  $    587   $   527   $ 3,826
Units Outstanding..................       76        40        41        42       329
Variable Accumulation Unit Value...  $  9.52  $  15.02  $  14.38   $ 12.43   $ 11.63
Total Return.......................   (36.6%)     4.4%     15.7%      6.9%     10.1%
Investment Income Ratio............     1.3%      1.2%      0.6%      0.2%      0.2%

SERIES II POLICIES(b)
Net Assets.........................  $67,870  $108,001  $103,462   $89,437   $83,745
Units Outstanding..................    6,096     6,155     6,184     6,212     6,248
Variable Accumulation Unit Value...  $ 11.13  $  17.55  $  16.73   $ 14.40   $ 13.40
Total Return.......................   (36.5%)     4.9%     16.2%      7.4%     10.6%
Investment Income Ratio............     1.5%      1.3%      0.6%      1.0%      9.1%

SERIES III POLICIES(c)
Net Assets.........................  $   416  $    878  $    157   $    22   $     8
Units Outstanding..................       46        61        11         2         1
Variable Accumulation Unit Value...  $  9.09  $  14.29  $  13.59   $ 11.67   $ 10.83
Total Return.......................   (36.4%)     5.1%     16.5%      7.7%      8.4%
Investment Income Ratio............     1.9%      1.3%      1.1%      1.0%     14.2%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                      MAINSTAY VP
                 CAPITAL APPRECIATION--                             MAINSTAY VP
                     INITIAL CLASS                                CASH MANAGEMENT
      -------------------------------------------  ---------------------------------------------
        2008     2007     2006     2005     2004     2008      2007      2006     2005     2004
      ------------------------------------------------------------------------------------------


      $ 1,072  $   273  $ 8,194  $ 7,135   $1,234  $ 23,233  $ 16,231  $16,157  $   151  $   119
          120       24      814      735      137    17,525    12,468   12,920      125      101
      $  8.95  $ 11.24  $ 10.07  $  9.71   $ 9.02  $   1.33  $   1.30  $  1.25  $  1.20  $  1.18
       (20.4%)   11.6%     3.7%     7.7%     3.4%      1.8%      4.1%     3.9%     2.2%     0.1%
           --       --     0.4%       --       --      2.1%      4.7%     4.8%     2.9%     0.8%


      $    --  $    --  $    --  $    --   $   --  $    681  $    620  $   511  $ 1,778  $ 1,591
           --       --       --       --       --       586       544      468    1,701    1,563
      $ 11.21  $ 11.21  $    --  $    --   $   --  $   1.16  $   1.14  $  1.09  $  1.05  $  1.02
           --       --       --       --       --      1.9%      4.6%     4.3%     2.7%     0.6%
           --       --       --       --       --      2.1%      4.7%     4.5%     3.0%     2.1%


      $ 6,410  $19,469  $14,688  $11,758   $7,441  $172,479  $118,086  $39,142  $32,538  $13,693
          794    1,474    1,250    1,045      717   148,926   103,882   36,094   31,375   13,601
      $  8.07  $ 13.21  $ 11.75  $ 11.25   $10.38  $   1.16  $   1.14  $  1.08  $  1.04  $  1.01
       (38.9%)   12.4%     4.4%     8.4%     3.8%      2.2%      4.8%     4.6%     3.0%     0.7%
         0.5%     0.2%     0.4%       --     1.5%      2.1%      4.6%     4.7%     1.1%     0.6%







                      MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP
                     CONVERTIBLE--                      FLOATING RATE--                       GOVERNMENT--
                     INITIAL CLASS                       INITIAL CLASS                       INITIAL CLASS
      -------------------------------------------  -------------------------  -------------------------------------------
        2008     2007     2006     2005     2004     2008     2007     2006     2008     2007     2006     2005     2004
      -------------------------------------------------------------------------------------------------------------------


      $    --   $    1   $    1   $    1   $   --  $    --   $   --   $   --   $    7   $   32   $   31   $1,020   $  898
           --       --       --       --       --       --       --       --       --        2        2       72       64
      $ 13.06   $14.05   $12.32   $11.23   $10.63  $    --   $   --   $   --   $17.03   $15.57   $14.69   $14.22   $13.99
        (7.0%)   14.1%     9.6%     5.7%     5.4%       --       --       --     9.4%     5.9%     3.3%     1.7%     2.6%
         1.3%     2.4%     2.5%       --     2.5%       --       --       --     1.8%     4.9%       --     3.1%     4.2%


      $   268   $  379   $  313   $  226   $  229  $    --   $   79   $   --   $   --   $   --   $   --   $   56   $   49
           24       22       21       17       18       --        8       --       --       --       --        5        5
      $ 11.13   $17.01   $14.85   $13.48   $12.68  $  9.97   $ 9.98   $   --   $11.14   $11.14   $11.14   $10.96   $10.74
       (34.6%)   14.6%    10.1%     6.3%     5.8%    (0.1%)   (0.2%)      --       --       --     1.6%     2.1%     3.1%
         2.4%     2.4%     2.7%     1.5%     5.9%     5.8%    26.2%       --       --       --       --     3.3%     9.7%


      $   235   $  242   $  116   $  292   $   --  $   380   $  420   $  344   $1,993   $1,326   $  433   $  197   $   57
           25       17        9       26       --       45       39       33      154      112       39       19        6
      $  9.43   $14.38   $12.52   $11.34   $10.42  $  8.36   $10.82   $10.55   $12.95   $11.79   $11.05   $10.62   $10.37
       (34.4%)   14.9%    10.4%     8.9%     4.2%   (22.8%)    2.6%     5.5%     9.8%     6.7%     4.1%     2.4%     3.7%
         2.5%     2.8%     0.9%     1.4%       --     5.2%     6.4%     6.2%     3.5%     5.9%     1.4%     3.4%    16.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        MAINSTAY VP
                                                HIGH YIELD CORPORATE BOND--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    92   $   164   $  157    $4,349    $3,917
Units Outstanding..................         7         9        8       261       241
Variable Accumulation Unit Value...   $ 14.22   $ 18.80   $18.51    $16.64    $16.27
Total Return.......................    (24.4%)     1.6%    11.2%      2.2%     11.9%
Investment Income Ratio............      9.0%      6.4%     0.1%      6.0%      7.1%

SERIES II POLICIES(b)
Net Assets.........................   $    97   $   250   $  194    $  131    $   58
Units Outstanding..................         7        14       11         9         4
Variable Accumulation Unit Value...   $ 13.06   $ 17.26   $16.91    $15.13    $14.73
Total Return.......................    (24.3%)     2.1%    11.8%      2.7%     12.4%
Investment Income Ratio............      7.1%      6.0%     2.5%      7.7%     13.5%

SERIES III POLICIES(c)
Net Assets.........................   $10,566   $14,732   $5,915    $2,391    $  391
Units Outstanding..................     1,079     1,140      468       212        36
Variable Accumulation Unit Value...   $  9.81   $ 12.92   $12.63    $11.27    $10.95
Total Return.......................    (24.1%)     2.3%    12.0%      2.9%      9.5%
Investment Income Ratio............      7.7%      7.8%     2.7%      6.2%     24.4%







                                                        MAINSTAY VP
                                                  INTERNATIONAL EQUITY--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $29,906   $43,580   $67,923   $52,190   $49,629
Units Outstanding..................     2,066     2,228     3,618     3,626     3,697
Variable Accumulation Unit Value...   $ 14.49   $ 19.56   $ 18.77   $ 14.40   $ 13.42
Total Return.......................    (25.9%)     4.2%     30.4%      7.2%     16.5%
Investment Income Ratio............      1.5%      0.6%      0.3%      1.7%      1.8%

SERIES II POLICIES(b)
Net Assets.........................   $   841   $ 1,463   $ 1,377   $ 1,004   $   846
Units Outstanding..................        52        67        66        63        57
Variable Accumulation Unit Value...   $ 16.30   $ 21.98   $ 21.00   $ 16.03   $ 14.88
Total Return.......................    (25.9%)     4.7%     31.0%      7.7%     17.1%
Investment Income Ratio............      1.4%      0.7%      0.4%      1.5%      4.2%

SERIES III POLICIES(c)
Net Assets.........................   $20,138   $29,202   $23,036   $ 6,744   $ 3,331
Units Outstanding..................     1,574     1,696     1,404       540       288
Variable Accumulation Unit Value...   $ 12.80   $ 17.22   $ 16.41   $ 12.50   $ 11.57
Total Return.......................    (25.7%)     4.9%     31.3%      8.0%     15.7%
Investment Income Ratio............      1.6%      0.7%      0.5%      1.8%      3.0%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                      MAINSTAY VP                                          MAINSTAY VP
                 ICAP SELECT EQUITY--                                   INCOME & GROWTH--
                     INITIAL CLASS                                        INITIAL CLASS
------------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $ 1,536   $  177    $  176    $  430    $  396      $--       $--     $    1    $    1    $   --
           163       12        12        36        34       --        --         --        --        --
       $  9.41   $15.13    $14.26    $12.04    $11.49      $--       $--     $12.06    $10.39    $   --
        (37.8%)    6.1%     18.5%      4.7%     10.6%       --        --      16.1%      3.9%        --
          1.0%     0.4%      0.2%      1.0%      1.0%       --        --       0.7%      3.0%        --


       $99,274   $   --    $   --    $   56    $   47      $--       $--     $   --    $    5    $    4
         9,620       --        --         4         3       --        --         --        --        --
       $ 10.32   $   --    $16.30    $14.98    $14.24      $--       $--     $12.46    $12.48    $11.95
        (36.7%)      --      8.8%      5.2%     11.1%       --        --      (0.1%)     4.4%     12.4%
          0.8%       --        --      1.0%      2.9%       --        --         --      1.2%      4.8%


       $14,524   $   24    $    5    $  218    $   20      $--       $--     $   22    $  932    $   49
         1,609        2        15        19         2       --        --         74        79         4
       $  9.03   $14.47    $13.54    $11.35    $10.76      $--       $--     $13.80    $11.81    $11.28
        (37.6%)    6.9%     19.3%      5.4%      7.6%       --        --      16.9%      4.7%     12.8%
          0.7%     0.4%      0.3%      1.8%      1.5%       --        --       0.6%      3.0%      4.2%







                         MAINSTAY VP                                       MAINSTAY VP
                     LARGE CAP GROWTH--                                  MID CAP CORE--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    62   $  111    $   97    $  281    $  254    $    --   $    --   $    --   $    --   $    --
            13       14        15        47        44         --        --        --        --        --
       $  4.69   $ 7.70    $ 6.39    $ 6.00    $ 5.79    $    --   $    --   $    --   $    --   $    --
        (39.0%)   20.5%      6.5%      3.6%     (3.0%)        --        --        --        --        --
          0.1%       --      0.1%        --      0.2%         --        --        --        --        --


       $    --   $   --    $   67    $   63    $   48    $27,568   $48,265   $46,294   $40,564   $35,255
            --       --         6         6         5      2,146     2,165     2,176     2,186     2,196
       $    --   $   --    $10.94    $10.22    $ 9.82    $ 12.84   $ 22.29   $ 21.28   $ 18.56   $ 16.06
            --    (0.2%)     7.0%      4.1%     (2.6%)    (42.4%)     4.8%     14.7%     15.6%     21.9%
            --       --      0.1%        --      0.2%       0.3%      0.4%        --      0.6%      3.2%


       $    20   $   33    $   28    $   31    $   14    $13,165   $23,854   $21,564   $ 2,931   $ 2,792
             2        2         3         3         1      1,381     1,446     1,372       214       237
       $  8.15   $13.32    $10.98    $10.24    $ 9.81    $  9.53   $ 16.50   $ 15.71   $ 13.67   $ 11.80
        (38.8%)   21.3%      7.2%      4.3%     (1.9%)    (42.2%)     5.0%     15.0%     15.9%     18.0%
          0.1%     0.0%      0.1%        --      0.9%       0.5%      0.4%        --      0.5%      0.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     MAINSTAY VP                                  MAINSTAY VP
                                                   MID CAP GROWTH--                             MID CAP VALUE--
                                                    INITIAL CLASS                                INITIAL CLASS
                                     -------------------------------------------  -------------------------------------------
                                       2008     2007     2006     2005     2004     2008     2007     2006     2005     2004
                                     ----------------------------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --   $   --   $   --   $   --  $    --  $    --  $    --  $    --  $    --
Units Outstanding..................       --       --       --       --       --       --       --       --       --       --
Variable Accumulation Unit Value...  $    --  $    --   $   --   $   --   $   --  $    --  $    --  $    --  $    --  $    --
Total Return.......................       --       --       --       --       --       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --       --       --       --       --       --


SERIES II POLICIES(b)
Net Assets.........................  $    --  $   150   $   --   $   --   $   --  $42,576  $63,752  $64,974  $57,377  $54,668
Units Outstanding..................       --       16       --       --       --    4,727    4,769    4,793    4,815    4,837
Variable Accumulation Unit Value...  $  9.12  $  9.44   $   --   $   --   $   --  $  9.01  $ 13.37  $ 13.56  $ 11.92  $ 11.30
Total Return.......................    (3.3%)   (5.6%)      --       --       --   (32.6%)   (1.4%)   13.8%     5.4%    13.0%
Investment Income Ratio............       --       --       --       --       --     1.7%     1.0%     0.1%     0.8%     5.3%


SERIES III POLICIES(c)
Net Assets.........................  $ 3,749  $10,832   $9,851   $  466   $  144  $   479  $   507  $   221  $   182  $    12
Units Outstanding..................      394      630      663       34       12       56       40       17       16        1
Variable Accumulation Unit Value...  $  9.52  $ 17.20   $14.85   $13.60   $11.61  $  8.53  $ 12.63  $ 12.78  $ 11.21  $ 10.60
Total Return.......................   (44.7%)   15.8%     9.2%    17.1%    16.1%   (32.5%)   (1.1%)   14.0%     5.7%     6.0%
Investment Income Ratio............       --       --       --       --       --     1.9%     1.1%     0.1%     2.0%     9.6%







                                                     MAINSTAY VP
                                                    TOTAL RETURN--
                                                    INITIAL CLASS
                                     -------------------------------------------
                                       2008     2007     2006     2005     2004
                                     -------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $ 5,508  $12,280   $2,941   $1,891   $1,361
Units Outstanding..................      677    1,099      281      196      150
Variable Accumulation Unit Value...  $  8.14  $ 11.17   $10.47   $ 9.63   $ 9.10
Total Return.......................   (27.2%)    6.8%     8.7%     5.8%     5.6%
Investment Income Ratio............     4.0%     3.1%     0.9%     1.8%     1.8%

SERIES II POLICIES(b)
Net Assets.........................  $    --  $    --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...  $    --  $    --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $    --  $    --   $   --   $   --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...  $    --  $    --   $   --   $   --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                       MAINSTAY VP
                       S&P 500 INDEX--                                 SMALL CAP GROWTH--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $94,616  $157,310  $131,923  $119,908  $118,599   $    --   $   --    $   --    $   --    $   --
        10,602    11,052     9,685    10,091    10,385        --       --        --        --        --
       $  8.93  $  14.23  $  13.62  $  11.88  $  11.42   $    --   $   --    $   --    $   --    $   --
        (37.2%)     4.5%     14.6%      4.1%      9.7%        --       --        --        --        --
          2.4%      1.7%      0.5%      1.2%      1.8%        --       --        --        --        --



       $   404  $    608  $    534  $    319  $    297   $    --   $   --    $   --    $   --    $   --
            44        42        39        26        26        --       --        --        --        --
       $  9.13  $  14.53  $  13.85  $  12.02  $  11.50   $    --   $   --    $   --    $   --    $   --
        (37.2%)     5.0%     15.1%      4.5%     10.2%        --       --        --        --        --
          2.5%      1.7%      0.7%      1.2%      4.5%        --       --        --        --        --



       $22,919  $ 23,852  $ 22,492  $ 15,506  $ 12,742   $ 2,316   $4,522    $4,597    $   34    $    6
         2,639     1,730     1,716     1,366     1,176       344      404       398         3         1
       $  8.69  $  13.79  $  13.10  $  11.35  $  10.83   $  6.72   $11.19    $11.56    $10.87    $10.45
        (37.0%)     5.2%     15.4%      4.8%      8.3%    (39.9%)   (3.2%)     6.3%      4.1%      4.5%
          3.7%      1.7%      0.7%      1.2%      4.9%        --       --        --        --        --






                                                                  AIM V.I.                      AIM V.I.
                         MAINSTAY VP                             GLOBAL REAL                  INTERNATIONAL
                           VALUE--                              ESTATE FUND--                 GROWTH FUND--
                        INITIAL CLASS                          SERIES I SHARES               SERIES I SHARES
      ------------------------------------------------  ----------------------------  ----------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2008      2007      2006
      ------------------------------------------------------------------------------------------------------------


         $--    $  4,536  $  3,500  $  1,143  $  2,868   $    --   $   --    $   --    $    --   $   --    $   --
          --         331       259       100       265        --       --        --         --       --        --
         $--    $  13.69  $  13.49  $  11.43  $  10.83   $    --   $   --    $   --    $    --   $   --    $   --
          --        1.5%     18.1%      5.5%     10.5%        --       --        --         --       --        --
          --        1.8%      0.6%      0.6%      1.9%        --       --        --         --       --        --



         $--    $159,779  $157,522  $133,533  $126,588   $    67   $   16    $   75    $    --   $   --    $   --
          --       8,610     8,652     8,697     8,738        12        2         7         --       --        --
         $--    $  18.56  $  18.21  $  15.35  $  14.49   $  5.75   $10.42    $11.06    $    --   $   --    $   --
          --        1.9%     18.6%      6.0%     11.0%    (44.8%)   (5.8%)    10.6%         --       --        --
          --        1.6%      0.4%      1.2%      7.4%     12.8%     1.0%      8.0%         --       --        --



         $--    $ 13,288  $ 12,123  $  2,161  $    620   $   655   $1,197    $5,505    $ 3,366   $4,552    $   30
          --       1,030       960       203        62       101      102       445        418      337         3
         $--    $  12.91  $  12.63  $  10.62  $  10.00   $  6.48   $11.70    $12.38    $  8.05   $13.50    $11.77
          --        2.2%     18.9%      6.2%        --    (44.6%)   (5.5%)    23.8%     (40.4%)   14.7%     16.7%
          --        1.6%      0.5%      1.5%        --      7.1%     2.3%      4.0%       0.6%       --      2.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                      ALGER AMERICAN
                                                          CAPITAL
                                                       APPRECIATION
                                                        PORTFOLIO--
                                                      CLASS O SHARES
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --


SERIES III POLICIES(c)
Net Assets.........................   $    13   $   51    $  144    $   27    $   13
Units Outstanding..................         1        3        10         2         1
Variable Accumulation Unit Value...   $ 10.42   $18.99    $14.22    $11.92    $10.42
Total Return.......................    (45.1%)   33.5%     19.3%     14.4%      4.2%
Investment Income Ratio............        --       --        --        --        --







                                                    AMERICAN CENTURY(R)
                                                        VP VALUE--
                                                         CLASS II
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   317   $  380    $  349    $  173    $  112
Units Outstanding..................        34       30        26        15        10
Variable Accumulation Unit Value...   $  9.33   $12.77    $13.52    $11.44    $10.94
Total Return.......................    (27.0%)   (5.5%)    18.2%      4.6%      9.4%
Investment Income Ratio............      2.2%     1.4%      1.1%      0.7%        --


SERIES III POLICIES(c)
Net Assets.........................   $   224   $  882    $  227    $   70    $   --
Units Outstanding..................        26       75        18         7        --
Variable Accumulation Unit Value...   $  8.55   $11.68    $12.34    $10.41    $   --
Total Return.......................    (26.8%)   (5.3%)    18.5%      4.1%        --
Investment Income Ratio............      2.4%     1.4%      0.6%      0.5%        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                                     ALLIANCEBERN-
                                                                         STEIN            ALLIANCEBERN-
                     ALGER AMERICAN                ALGER AMERICAN         VPS                 STEIN
                        SMALLCAP                      SMALLCAP       INTERNATIONAL        VPS SMALL/MID
                         GROWTH                      AND MIDCAP          VALUE              CAP VALUE
                      PORTFOLIO--                     GROWTH--        PORTFOLIO--          PORTFOLIO--
                     CLASS O SHARES                CLASS O SHARES   CLASS A SHARES       CLASS A SHARES
      -------------------------------------------  --------------   --------------      ----------------
        2008     2007     2006     2005     2004        2008         2008     2007        2008     2007
      --------------------------------------------------------------------------------------------------


      $    --   $   28   $   24   $   19   $  230      $    --     $    --   $   --     $    --    $--
           --        2        2        2       25           --          --       --          --     --
      $    --   $14.89   $12.79   $10.73   $ 9.24      $    --     $    --   $   --     $    --    $--
       (13.8%)   16.4%    19.2%    16.1%    15.8%           --          --       --          --     --
           --       --       --       --       --           --          --       --          --     --


      $    --   $   --   $   --   $   --   $  115      $    --     $    --   $   --     $    --    $--
           --       --       --       --        8           --          --       --          --     --
      $    --   $   --   $   --   $   --   $14.26      $    --     $    --   $   --     $    --    $--
           --       --       --       --    16.3%           --          --       --          --     --
           --       --       --       --       --           --          --       --          --     --


      $   804   $2,255   $1,950   $  189   $   59      $     6     $   804   $  664     $   114    $--
           86      129      131       15        6            1         185       72          17     --
      $  9.31   $17.43   $14.86   $12.38   $10.59      $  5.37     $  4.34   $ 9.26     $  6.75    $--
       (46.6%)   17.2%    20.1%    16.9%     5.9%       (46.3%)     (53.2%)   (7.4%)     (32.5%)    --
           --       --       --       --       --           --        0.8%       --        0.5%     --






            AMERICAN FUNDS             AMERICAN FUNDS                                        AMERICAN FUNDS
           ASSET ALLOCATION             GLOBAL SMALL              AMERICAN FUNDS             GROWTH-INCOME
                FUND--                CAPITALIZATION--            GROWTH FUND--                  FUND--
            CLASS 2 SHARES             CLASS 2 SHARES             CLASS 2 SHARES             CLASS 2 SHARES
      -------------------------  -------------------------  -------------------------  -------------------------
        2008     2007     2006     2008     2007     2006     2008     2007     2006     2008     2007     2006
      ----------------------------------------------------------------------------------------------------------


      $    --   $   --    $--    $    --   $   --    $--    $    --   $   --   $   --  $    --   $   --    $--
           --       --     --         --       --     --         --       --       --       --       --     --
      $    --   $   --    $--    $    --   $   --    $--    $    --   $   --   $   --  $    --   $   --    $--
           --       --     --         --       --     --         --       --       --       --       --     --
           --       --     --         --       --     --         --       --       --       --       --     --



      $    --   $   --    $--    $    46   $   --    $--    $    95   $   --   $   --  $    --   $   --    $--
           --       --     --          9       --     --         17       --       --       --       --     --
      $    --   $   --    $--    $  4.88   $   --    $--    $  5.68   $   --   $   --  $    --   $   --    $--
           --       --     --     (51.2%)      --     --     (43.2%)      --       --       --       --     --
           --       --     --         --       --     --       1.3%       --       --       --       --     --



      $   128   $  178    $--    $   120   $  471    $--    $ 1,083   $1,334   $    5  $    48   $   33    $--
           17       17     --         21       38     --        173      119        1        8        3     --
      $  7.55   $10.71    $--    $  5.76   $12.39    $--    $  6.27   $11.19   $ 9.96  $  6.11   $ 9.84    $--
       (29.5%)    7.1%     --     (53.5%)   23.9%     --     (44.0%)   12.3%    (0.4%)  (37.8%)   (1.6%)    --
         3.4%     2.3%     --         --     2.9%     --       1.1%     1.4%       --     2.4%     2.8%     --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                           AMERICAN FUNDS
                                           INTERNATIONAL                        CVS CALVERT
                                               FUND--                         SOCIAL BALANCED
                                           CLASS 2 SHARES                        PORTFOLIO
                                     -------------------------  -------------------------------------------
                                       2008     2007     2006     2008     2007     2006     2005     2004
                                     ----------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --   $   --    $--    $    --   $   --   $   --   $    7   $    7
Units Outstanding..................       --       --     --         --       --       --        1        1
Variable Accumulation Unit Value...  $    --   $   --    $--    $    --   $   --   $12.64   $12.42   $11.84
Total Return.......................       --       --     --         --       --     1.8%     4.9%     7.5%
Investment Income Ratio............       --       --     --         --       --       --     0.0%     1.2%

SERIES II POLICIES(b)
Net Assets.........................  $    --   $   --    $--    $    --   $   --   $   --   $   --   $   --
Units Outstanding..................       --       --     --         --       --       --       --       --
Variable Accumulation Unit Value...  $ 11.64   $11.64    $--    $    --   $   --   $   --   $   --   $   --
Total Return.......................       --       --     --         --       --       --       --       --
Investment Income Ratio............       --     0.3%     --         --       --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $ 4,075   $1,647    $--    $    10   $   16   $   22   $  865   $  402
Units Outstanding..................      592      138     --          1        1        2       76       37
Variable Accumulation Unit Value...  $  6.88   $11.89    $--    $  8.74   $12.72   $12.38   $11.38   $10.77
Total Return.......................   (42.1%)   18.9%     --     (31.3%)    2.8%     8.8%     5.7%     7.7%
Investment Income Ratio............     2.6%     2.2%     --       2.6%     2.3%     0.3%     1.5%     6.4%






                                                                                         DREYFUS VIF
                                                     DREYFUS VIF                           EMERGING
                                                 DEVELOPING LEADERS--                     LEADERS--
                                                    INITIAL SHARES                      INITIAL SHARES
                                     -------------------------------------------  -------------------------
                                       2008     2007     2006     2005     2004     2008     2007     2006
                                     ----------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --   $   --   $   --   $   --    $--     $   --   $   --
Units Outstanding..................       --       --       --       --       --     --         --       --
Variable Accumulation Unit Value...  $    --  $    --   $   --   $   --   $   --    $--     $   --   $   --
Total Return.......................       --       --       --       --       --     --         --       --
Investment Income Ratio............       --       --       --       --       --     --         --       --

SERIES II POLICIES(b)
Net Assets.........................  $    --  $    --   $   --   $  256   $  178    $--     $   --   $   --
Units Outstanding..................       --       --       --       22       16     --         --       --
Variable Accumulation Unit Value...  $ 10.90  $ 10.90   $10.90   $11.66   $11.05    $--     $   --   $   --
Total Return.......................       --       --    (6.5%)    5.5%    11.1%     --         --       --
Investment Income Ratio............       --       --     0.6%       --     0.3%     --         --       --

SERIES III POLICIES(c)
Net Assets.........................  $    11  $    19   $   35   $   75   $   22    $--     $   --   $   18
Units Outstanding..................        2        2        3        7        2     --         --        2
Variable Accumulation Unit Value...  $  6.27  $ 10.05   $11.30   $10.89   $10.29    $--     $11.02   $10.81
Total Return.......................   (37.6%)  (11.1%)    3.7%     5.8%     2.9%     --       1.9%     8.1%
Investment Income Ratio............     0.9%     0.7%     0.5%       --     0.5%     --         --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                 DELAWARE VIP
                                             INTERNATIONAL VALUE                      DREYFUS IP
                  DAVIS VALUE                  EQUITY SERIES--                   TECHNOLOGY GROWTH--
                   PORTFOLIO                    STANDARD CLASS                      INITIAL SHARES
      ----------------------------------  -------------------------  -------------------------------------------
        2008     2007     2006     2005     2008     2007     2006     2008     2007     2006     2005     2004
      ----------------------------------------------------------------------------------------------------------


      $    --   $   --   $   --   $   --  $    --   $   --    $--    $    --   $   --   $   --   $   --   $   --
           --       --       --       --       --       --     --         --       --       --       --       --
      $    --   $   --   $   --   $   --  $    --   $   --    $--    $    --   $   --   $   --   $   --   $   --
           --       --       --       --       --       --     --         --       --       --       --       --
           --       --       --       --       --       --     --         --       --       --       --       --


      $    --   $  151   $  143   $   82  $    --   $   --    $--    $    --   $   --   $   --   $   --   $   --
           --       14       13        8       --       --     --         --       --       --       --       --
      $ 10.73   $10.97   $11.31   $ 9.86  $    --   $   --    $--    $  9.86   $ 9.86   $ 9.86   $   --   $ 9.79
        (2.2%)   (3.0%)   14.7%    (1.4%)      --       --     --         --       --     0.7%       --    (1.1%)
           --     3.1%     0.6%    43.1%       --       --     --         --       --       --       --       --


      $ 1,070   $1,783   $  315   $  118  $    --   $  403    $--    $   531   $  671   $  376   $  336   $  133
          151      150       28       12       --       38     --         75       56       36       33       14
      $  7.08   $11.86   $11.34   $ 9.86  $  6.10   $10.59    $--    $  7.09   $12.05   $10.50   $10.07   $ 9.70
       (40.3%)    4.6%    15.0%    (1.4%)  (42.4%)    5.9%     --     (41.2%)   14.7%     4.3%     3.8%    (3.0%)
         0.9%     1.4%     1.1%       --     2.4%     2.0%     --         --       --       --       --       --





             DWS
        DREMAN SMALL       DWS GLOBAL
           MID CAP        OPPORTUNITIES                       DWS                                    FIDELITY(R) VIP
         VALUE VIP--          VIP--                  SMALL CAP INDEX VIP--                           CONTRAFUND(R)--
       CLASS A SHARES    CLASS A SHARES                  CLASS A SHARES                               INITIAL CLASS
      ----------------  ----------------  -------------------------------------------  -------------------------------------------
        2008     2007     2008     2007     2008     2007     2006     2005     2004     2008     2007     2006     2005     2004
      ----------------------------------------------------------------------------------------------------------------------------


      $    --   $   --  $    --    $--    $    --  $    --  $    --   $   --   $   --  $   121  $   306  $   263   $  543   $  469
           --       --       --     --         --       --       --       --       --        9       13       13       30       30
      $    --   $   --  $    --    $--    $    --  $    --  $    --   $   --   $   --  $ 13.30  $ 23.22  $ 19.88   $17.92   $15.44
           --       --       --     --         --       --       --       --       --   (42.7%)   16.8%    10.9%    16.1%    14.7%
           --       --       --     --         --       --       --       --       --     0.9%     1.0%     1.5%     0.3%     0.3%


      $    --   $   --  $    --    $--    $    75  $   113  $   102   $  188   $   73  $ 1,011  $ 1,790  $ 1,227   $1,994   $1,573
           --       --       --     --          8        8        7       15        6       85       86       69      126      116
      $    --   $   --  $    --    $--    $  9.55  $ 14.53  $ 14.85   $12.67   $12.18  $ 11.88  $ 20.73  $ 17.67   $15.86   $13.59
           --       --       --     --     (34.3%)   (2.1%)   17.2%     4.0%    17.5%   (42.7%)   17.3%    11.4%    16.6%    15.2%
           --       --       --     --       1.6%     0.8%     0.6%     0.7%     0.2%     1.0%     1.1%     1.2%     0.3%     0.7%


      $   861   $1,220  $    11    $--    $ 9,454  $14,260  $24,980   $8,970   $5,823  $16,770  $19,399  $11,897   $3,687   $  514
          139      131        2     --      1,065    1,057    1,816      766      519    1,716    1,140      822      285       46
      $  6.19   $ 9.29  $  5.24    $--    $  8.89  $ 13.49  $ 13.75   $11.70   $11.23  $  9.78  $ 17.02  $ 14.47   $12.95   $11.08
       (33.4%)   (7.1%)  (47.6%)    --     (34.1%)   (1.9%)   17.5%     4.3%    12.3%   (42.5%)   17.6%    11.7%    16.9%    10.8%
         1.7%       --       --     --       1.6%     0.9%     0.4%     0.5%     0.1%     1.2%     1.1%     1.5%     0.1%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                      EQUITY-INCOME--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $     3   $   59    $   60    $2,172    $1,873
Units Outstanding..................        --        4         4       165       149
Variable Accumulation Unit Value...   $  9.07   $15.87    $15.74    $13.18    $12.54
Total Return.......................    (42.8%)    0.8%     19.4%      5.1%     10.8%
Investment Income Ratio............      0.8%     1.8%      2.5%      1.6%      1.6%

SERIES II POLICIES(b)
Net Assets.........................   $     6   $   11    $   --    $   58    $   49
Units Outstanding..................         1        1        --         4         3
Variable Accumulation Unit Value...   $  9.85   $17.21    $16.97    $15.69    $14.86
Total Return.......................    (42.8%)    1.4%      8.2%      5.6%     11.3%
Investment Income Ratio............        --       --      2.5%      1.4%      3.8%

SERIES III POLICIES(c)
Net Assets.........................   $ 4,568   $9,198    $8,274    $3,577    $1,737
Units Outstanding..................       570      658       514       311       160
Variable Accumulation Unit Value...   $  8.02   $13.98    $13.77    $11.46    $10.82
Total Return.......................    (42.7%)    1.5%     20.2%      5.9%      8.2%
Investment Income Ratio............      2.5%     2.0%      3.5%      0.8%        --







                                                      FIDELITY(R) VIP
                                                         GROWTH--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $    46   $  244    $   71    $  339    $  270
Units Outstanding..................         6       16         6        31        26
Variable Accumulation Unit Value...   $  7.79   $14.79    $11.67    $10.95    $10.38
Total Return.......................    (47.3%)   26.6%      6.6%      5.5%      3.1%
Investment Income Ratio............      0.5%     0.8%      0.6%      0.4%      0.7%

SERIES III POLICIES(c)
Net Assets.........................   $ 1,720   $3,823    $2,568    $3,613    $1,636
Units Outstanding..................       230      268       229       344       165
Variable Accumulation Unit Value...   $  7.52   $14.23    $11.21    $10.49    $ 9.92
Total Return.......................    (47.2%)   27.0%      6.9%      5.8%     (0.8%)
Investment Income Ratio............      0.8%     0.8%      0.6%      0.3%        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                  FIDELITY(R) VIP                         FIDELITY(R) VIP                    FIDELITY(R) VIP
                   FREEDOM 2010                            FREEDOM 2020                       FREEDOM 2030
                    PORTFOLIO--                             PORTFOLIO--                        PORTFOLIO--
                  INITIAL SHARES                          INITIAL SHARES                     INITIAL SHARES
      --------------------------------------  --------------------------------------  ----------------------------
        2008      2007      2006      2005      2008      2007      2006      2005      2008      2007      2006
      ------------------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $    --   $   --    $   --
            --       --        --        --         --       --        --        --         --       --        --
       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $    --   $   --    $   --
            --       --        --        --         --       --        --        --         --       --        --
            --       --        --        --         --       --        --        --         --       --        --



       $    --   $   31    $   --    $   --    $    11   $   18    $   --    $   --    $    --   $   --    $   --
            --        3        --        --          2        2        --        --         --       --        --
       $ 10.20   $10.25    $   --    $   --    $  7.38   $10.98    $   --    $   --    $    --   $   --    $   --
         (0.4%)    2.5%        --        --     (32.8%)    9.8%        --        --         --       --        --
            --    14.8%        --        --       3.2%     2.5%        --        --         --       --        --



       $ 1,049   $  340    $  180    $  221    $ 3,127   $  931    $  177    $   83    $ 1,872   $  644    $  230
           117       28        16        22        376       75        16         8        246       52        21
       $  8.97   $11.96    $11.01    $10.02    $  8.31   $12.33    $11.19    $ 9.99    $  7.61   $12.29    $11.04
        (25.1%)    8.7%      9.8%      0.2%     (32.6%)   10.2%     12.0%     (0.1%)    (38.0%)   11.4%     10.4%
          4.5%     2.3%      1.8%        --       4.7%     3.8%      1.8%        --       4.2%     1.8%      4.1%







                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                         INDEX 500--                                 INVESTMENT GRADE BOND--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --        --
       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --        --
            --        --        --        --       --        --        --        --        --        --


       $   247   $   336   $ 1,519   $ 1,050   $  816    $1,904    $2,001    $1,653    $1,150    $  926
            23        20        94        75       61       151       153       131        95        78
       $ 10.63   $ 16.91   $ 16.08   $ 13.93   $13.32    $12.65    $13.11    $12.59    $12.10    $11.87
        (37.2%)     5.2%     15.4%      4.6%    10.3%     (3.5%)     4.1%      4.1%      1.9%      4.2%
          2.6%      3.1%      1.3%      1.5%     2.8%      4.2%      4.1%      3.4%      3.5%     11.0%


       $24,421   $32,904   $26,736   $15,576   $5,552    $5,070    $4,516    $2,444    $1,191    $  115
         2,817     2,392     2,049     1,381      516       456       392       221       113        11
       $  8.67   $ 13.75   $ 13.04   $ 11.27   $10.75    $11.14    $11.52    $11.04    $10.58    $10.35
        (37.0%)     5.4%     15.7%      4.8%     7.5%     (3.2%)     4.3%      4.3%      2.2%      3.5%
          2.3%      3.5%      1.3%      0.7%       --      3.9%      3.7%      2.8%      0.9%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                         MID-CAP--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $    --   $    --   $   --    $   --
Units Outstanding..................        --        --        --       --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $   --    $   --
Total Return.......................        --        --        --       --        --
Investment Income Ratio............        --        --        --       --        --

SERIES II POLICIES(b)
Net Assets.........................   $   468   $ 1,152   $ 1,196   $  739    $  584
Units Outstanding..................        34        51        61       42        39
Variable Accumulation Unit Value...   $ 13.76   $ 22.77   $ 19.74   $17.56    $14.88
Total Return.......................    (39.6%)    15.3%     12.4%    18.0%     24.6%
Investment Income Ratio............      0.5%      0.9%      0.3%       --        --

SERIES III POLICIES(c)
Net Assets.........................   $13,908   $22,201   $17,242   $9,912    $4,230
Units Outstanding..................     1,284     1,242     1,115      721       365
Variable Accumulation Unit Value...   $ 10.82   $ 17.87   $ 15.46   $13.72    $11.59
Total Return.......................    (39.4%)    15.6%     12.7%    18.3%     15.9%
Investment Income Ratio............      0.5%      0.9%      0.3%       --        --







                                                       JANUS ASPEN
                                                    SERIES BALANCED--
                                                   INSTITUTIONAL SHARES
                                     -----------------------------------------------
                                       2008     2007      2006      2005      2004
                                     -----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $ 8,303   $10,243   $9,579    $11,800   $11,571
Units Outstanding..................      486       503      517        700       736
Variable Accumulation Unit Value...  $ 17.07   $ 20.35   $18.54    $ 16.86   $ 15.73
Total Return.......................   (16.1%)     9.8%     9.9%       7.2%      7.8%
Investment Income Ratio............     2.7%      2.6%     2.1%       2.3%      2.3%

SERIES II POLICIES(b)
Net Assets.........................  $ 1,796   $ 1,994   $1,623    $ 1,201   $   998
Units Outstanding..................      142       133      119         97        87
Variable Accumulation Unit Value...  $ 12.63   $ 15.04   $13.64    $ 12.35   $ 11.47
Total Return.......................   (16.0%)    10.3%    10.4%       7.7%      8.3%
Investment Income Ratio............     2.8%      2.6%     2.3%       2.4%      7.8%

SERIES III POLICIES(c)
Net Assets.........................  $ 4,622   $ 4,650   $1,928    $ 1,262   $   797
Units Outstanding..................      391       331      152        110        75
Variable Accumulation Unit Value...  $ 11.81   $ 14.03   $12.69    $ 11.47   $ 10.62
Total Return.......................   (15.8%)    10.5%    10.7%       7.9%      6.2%
Investment Income Ratio............     2.8%      2.7%     2.2%       1.7%      3.3%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                     FIDELITY(R)
                                                         VIP
                    FIDELITY(R) VIP                     VALUE                    FIDELITY(R) VIP
                       OVERSEAS--                     LEADERS--                 VALUE STRATEGIES--
                     INITIAL CLASS                  INITIAL CLASS                SERVICE CLASS 2
      -------------------------------------------  --------------  -------------------------------------------
        2008     2007     2006     2005     2004    2008    2007     2008     2007     2006     2005     2004
      --------------------------------------------------------------------------------------------------------



      $    --  $    --  $    --   $   --   $   --  $   --  $   --  $    --   $   --   $   --   $   --   $   --
           --       --       --       --       --      --      --       --       --       --       --       --
      $    --  $    --  $    --   $   --   $   --  $   --     $--  $    --   $   --   $   --   $   --   $   --
           --       --       --       --       --      --      --       --       --       --       --       --
           --       --       --       --       --      --      --       --       --       --       --       --



      $   147  $   156  $    --   $  165   $   --  $   --     $--  $    --   $   --   $   --   $   --   $   --
           17       10       --       11       --      --      --       --       --       --       --       --
      $  8.74  $ 15.59  $ 15.82   $14.53   $14.40  $   --     $--  $    --   $   --   $   --   $   --   $   --
       (43.9%)   (1.5%)    8.9%     0.9%     8.9%      --      --       --       --       --       --       --
         3.6%     7.7%     1.4%       --     3.2%      --      --       --       --       --       --       --



      $ 7,991  $13,500  $14,042   $4,129   $  705  $   --     $--  $   187   $  432   $  255   $  129   $   27
          824      783      955      332       67      --      --       26       29       18       11        2
      $  9.69  $ 17.25  $ 14.70   $12.45   $10.46  $ 9.96     $--  $  7.25   $14.89   $14.12   $12.17   $11.88
       (43.8%)   17.3%    18.1%    19.0%     4.6%   (0.4%)     --   (51.3%)    5.4%    16.0%     2.4%    18.8%
         2.6%     3.0%     0.4%     0.2%       --    2.4%      --     0.5%     0.7%     0.3%       --       --







                  JANUS ASPEN                             JANUS ASPEN                                  JANUS ASPEN
                SERIES FORTY--                      SERIES MID CAP GROWTH--                     SERIES WORLDWIDE GROWTH--
             INSTITUTIONAL SHARES                     INSTITUTIONAL SHARES                         INSTITUTIONAL SHARES
      ----------------------------------  -------------------------------------------  -------------------------------------------
        2008     2007     2006     2005     2008     2007     2006     2005     2004     2008     2007     2006     2005     2004
      ----------------------------------------------------------------------------------------------------------------------------


      $    --   $   --   $   --   $   --  $    --   $   --   $   --   $   --   $   --  $   158   $  296   $  276   $  285   $  523
           --       --       --       --       --       --       --       --       --       20       20       21       25       48
      $    --   $   --   $   --   $   --  $    --   $   --   $   --   $   --   $   --  $  8.02   $14.55   $13.37   $11.39   $10.83
           --       --       --       --       --       --       --       --       --   (44.8%)    8.9%    17.4%     5.1%     4.0%
           --       --       --       --       --       --       --       --       --     1.2%     0.8%     1.7%     1.3%     1.1%


      $    --   $   --   $   --   $   --  $    --   $   --   $   --   $   --   $   --  $    --   $   --   $   --   $   96   $   63
           --       --       --       --       --       --       --       --       --       --       --       --        9        6
      $    --   $   --   $   --   $   --  $    --   $   --   $   --   $   --   $   --  $ 10.53   $10.53   $10.53   $10.79   $10.21
           --       --       --       --       --       --       --       --       --       --       --    (2.4%)    5.6%     4.5%
           --       --       --       --       --       --       --       --       --       --       --     2.2%     1.5%     3.1%


      $ 5,270   $7,521   $4,077   $  307  $ 5,755   $7,998   $5,191   $3,388   $  638  $   370   $  749   $  599   $  457   $  128
          615      490      364       30      586      458      363      269       57       50       56       49       44       13
      $  8.56   $15.33   $11.19   $10.24  $  9.82   $17.44   $14.29   $12.58   $11.20  $  7.39   $13.36   $12.18   $10.31   $ 9.74
       (44.1%)   37.0%     9.3%     2.4%   (43.7%)   22.0%    13.6%    12.3%    12.0%   (44.7%)    9.6%    18.2%     5.9%    (2.6%)
         0.1%     0.4%     0.5%     0.6%     0.3%     0.2%       --       --       --     1.2%     0.8%     2.0%     1.4%     1.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     LAZARD
                                         RETIREMENT INTERNATIONAL EQUITY
                                                    PORTFOLIO
                                     --------------------------------------
                                       2008      2007      2006      2005
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --
Units Outstanding..................        --       --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --
Total Return.......................        --       --        --        --
Investment Income Ratio............        --       --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   130   $   --    $   --    $   --
Units Outstanding..................        17       --        --        --
Variable Accumulation Unit Value...   $  7.75   $10.55    $   --    $   --
Total Return.......................    (26.6%)    5.5%        --        --
Investment Income Ratio............      3.2%     2.1%        --        --


SERIES III POLICIES(c)
Net Assets.........................   $ 1,599   $3,086    $2,291    $   26
Units Outstanding..................       172      209       172         2
Variable Accumulation Unit Value...   $  9.30   $14.76    $13.32    $10.87
Total Return.......................    (37.0%)   10.8%     22.5%      8.7%
Investment Income Ratio............      1.0%     2.7%      1.4%      1.0%







                                                     MFS(R) INVESTORS
                                                      TRUST SERIES--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   137   $  210    $  194    $  176    $  169
Units Outstanding..................        12       12        12        13        13
Variable Accumulation Unit Value...   $ 11.41   $17.09    $15.54    $13.79    $12.88
Total Return.......................    (33.2%)   10.0%     12.7%      7.0%     11.1%
Investment Income Ratio............      0.8%     0.8%      0.5%      0.5%      1.7%

SERIES III POLICIES(c)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                         LORD ABBETT
                        SERIES FUND--                              LVIP BARON GROWTH
                        MID-CAP VALUE                            OPPORTUNITIES FUND--
                          PORTFOLIO                              SERVICE CLASS SHARES
      ------------------------------------------------  --------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005
      ----------------------------------------------------------------------------------------


       $    --   $    --   $    --   $   --    $   --    $    --   $   --    $   --    $   --
            --        --        --       --        --         --       --        --        --
       $    --   $    --   $    --   $   --    $   --    $    --   $   --    $   --    $   --
            --        --        --       --        --         --       --        --        --
            --        --        --       --        --         --       --        --        --


       $   123   $   188   $   166   $1,100    $1,026    $    96   $  144    $   71    $   --
            11        10         9       68        69         15       13         7        --
       $ 10.95   $ 18.10   $ 18.03   $16.11    $14.92    $  6.60   $10.86    $10.53    $   --
        (39.5%)     0.3%     12.0%     8.0%     23.7%     (39.3%)    3.1%      5.3%        --
          1.4%      0.5%      0.1%     0.5%      1.2%         --       --        --        --


       $ 4,685   $13,379   $11,906   $8,068    $5,014    $ 1,885   $2,685    $  788    $  128
           548       945       846      644       433        258      224        68        13
       $  8.58   $ 14.15   $ 14.07   $12.53    $11.58    $  7.30   $11.99    $11.59    $10.04
        (39.4%)     0.6%     12.2%     8.2%     15.8%     (39.1%)    3.4%     15.5%      0.4%
          1.1%      0.5%      0.6%     0.5%      1.1%         --       --        --        --







                           MFS(R)                                            MFS(R)
                   NEW DISCOVERY SERIES--                              UTILITIES SERIES--
                        INITIAL CLASS                                     INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --        --         --       --        --        --        --
            --       --        --        --        --         --       --        --        --        --


       $    --   $   --    $   --    $   --    $   --    $    73   $   28    $   --    $    8    $   --
            --       --        --        --        --          7        2        --         1        --
       $    --   $   --    $   --    $   --    $   --    $ 10.85   $17.45    $13.64    $12.92    $11.75
            --       --        --        --        --     (37.8%)   27.9%      5.6%     10.0%      5.5%
            --       --        --        --        --       0.6%     1.3%      4.3%        --      8.2%


       $     5   $    9    $   15    $  596    $  315    $   973   $1,258    $  621    $   15    $   --
             1        1         1        57        32         81       65        41         1        --
       $  7.37   $12.14    $11.84    $10.46    $ 9.94    $ 12.02   $19.28    $15.08    $11.49    $   --
        (39.3%)    2.5%     13.2%      5.2%     (0.6%)    (37.7%)   27.9%     31.3%     14.9%        --
            --       --        --        --        --       1.5%     0.8%      0.4%        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                    MORGAN STANLEY UIF
                                                  EMERGING MARKETS DEBT--
                                                          CLASS I
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $    91   $  132    $  116    $   64    $   --
Units Outstanding..................         8       10         9         6        --
Variable Accumulation Unit Value...   $ 11.29   $13.31    $12.52    $11.33    $   --
Total Return.......................    (15.2%)    6.3%     10.5%     13.3%        --
Investment Income Ratio............      7.0%     7.3%      8.1%      6.2%        --


SERIES III POLICIES(c)
Net Assets.........................   $   907   $  600    $  193    $   16    $   --
Units Outstanding..................        74       42        14         1        --
Variable Accumulation Unit Value...   $ 12.20   $14.35    $13.47    $12.15    $10.82
Total Return.......................    (15.0%)    6.5%     10.8%     12.3%      8.2%
Investment Income Ratio............      7.7%     7.3%     10.4%      6.6%     85.3%






                                         OPPENHEIMER
                                          CORE BOND                            PIMCO
                                           FUND/VA                        LOW DURATION--
                                     NON-SERVICE SHARES             ADMINISTRATIVE CLASS SHARES
                                     ------------------  ------------------------------------------------
                                       2008      2007      2008      2007      2006      2005      2004
                                     --------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --     $--     $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --      --          --       --        --        --        --
Variable Accumulation Unit Value...   $    --     $--     $    --   $   --    $   --    $   --    $   --
Total Return.......................        --      --          --       --        --        --        --
Investment Income Ratio............        --      --          --       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $    --     $--     $    --   $   --    $   --    $  228    $  152
Units Outstanding..................        --      --          --       --        --        23        15
Variable Accumulation Unit Value...   $    --     $--     $ 10.12   $10.12    $10.12    $10.08    $10.00
Total Return.......................        --      --          --       --      0.5%      0.8%        --
Investment Income Ratio............        --      --          --       --      3.9%      2.9%      5.5%


SERIES III POLICIES(c)
Net Assets.........................   $     1     $--     $ 1,318   $  415    $  264    $   58    $   48
Units Outstanding..................        --      --         117       37        25         6         5
Variable Accumulation Unit Value...   $  7.44     $--     $ 11.27   $11.31    $10.54    $10.11    $10.00
Total Return.......................    (25.6%)     --       (0.4%)    7.4%      4.3%      1.0%        --
Investment Income Ratio............        --      --        4.0%     4.8%      4.1%      1.8%      1.9%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                     OPPENHEIMER
                                                                                                NEUBERGER BERMAN       CAPITAL
                     MORGAN STANLEY                             MORGAN STANLEY UIF                AMT PARTNERS      APPRECIATION
             UIF EMERGING MARKETS EQUITY--                      U.S. REAL ESTATE--                 PORTFOLIO--      FUND/VA NON-
                        CLASS I                                      CLASS I                         CLASS I       SERVICES SHARES
      -------------------------------------------  -------------------------------------------  ----------------  ----------------
        2008     2007     2006     2005     2004     2008     2007     2006     2005     2004     2008     2007     2008     2007
      ----------------------------------------------------------------------------------------------------------------------------


      $    --   $   80   $   56   $   40   $   29  $    --  $    --   $   --   $   --   $   --  $    --    $--    $    --    $--
           --        2        2        2        2       --       --       --       --       --       --     --         --     --
      $ 13.98   $32.35   $23.19   $17.03   $12.81  $    --  $    --   $   --   $   --   $   --  $    --    $--    $    --    $--
       (56.8%)   39.5%    36.2%    32.9%    22.3%       --       --       --       --       --       --     --         --     --
           --     0.5%     0.8%     0.6%     0.7%       --       --       --       --       --       --     --
           --       --


      $   139   $  572   $   78   $   86   $   --  $   283  $   466   $  378   $  594   $  952  $    --    $--    $    --    $--
           14       25        5        7       --       20       21       14       30       56       --     --         --     --
      $ 10.09   $23.32   $16.65   $12.17   $   --  $ 13.88  $ 22.41   $27.09   $19.67   $16.85  $    --    $--    $    --    $--
       (56.7%)   40.1%    36.8%    21.7%       --   (38.0%)  (17.3%)   37.7%    16.8%    36.1%       --     --         --     --
           --     0.1%     0.7%     0.5%       --     3.3%     0.9%     0.7%     1.0%     4.6%       --     --         --     --


      $ 3,985   $7,958   $3,353   $1,428   $  481  $ 7,663  $11,399   $5,238   $2,628   $  809  $   288    $--    $     1    $--
          320      278      164       96       43      675      622      237      164       59       57     --         --     --
      $ 12.46   $28.72   $20.45   $14.91   $11.14  $ 11.38  $ 18.32   $22.10   $16.01   $13.67  $  5.07    $--    $  6.10    $--
       (56.6%)   40.5%    37.1%    33.9%    11.4%   (37.9%)  (17.1%)   38.0%    17.1%    36.7%   (49.3%)    --     (39.0%)    --
           --     0.4%     0.8%     0.3%       --     3.7%     1.2%     1.1%     0.9%     1.9%     1.0%     --         --     --






                                                                                                          PIMCO
                         PIMCO                                        PIMCO                         U.S. GOVERNMENT--
                     REAL RETURN--                                TOTAL RETURN--                      ADMINISTRATIVE
              ADMINISTRATIVE CLASS SHARES                  ADMINISTRATIVE CLASS SHARES                 CLASS SHARES
      -------------------------------------------  -------------------------------------------  -------------------------
        2008     2007     2006     2005     2004     2008     2007     2006     2005     2004     2008     2007     2006
      -------------------------------------------------------------------------------------------------------------------


       $   --   $   --   $   --   $   --   $   --  $    --  $    --  $    --   $   --   $   --   $   --   $   --   $   --
           --       --       --       --       --       --       --       --       --       --       --       --       --
       $   --   $   --   $   --   $   --   $   --  $    --  $    --  $    --   $   --   $   --   $   --   $   --   $   --
           --       --       --       --       --       --       --       --       --       --       --       --       --
           --       --       --       --       --       --       --       --       --       --       --       --       --



       $    2   $  103   $   90   $  137   $   78  $    --  $    --  $    69   $  217   $   --   $   --   $   --   $   --
           --        9        9       13        8       --       --        7       21       --       --       --       --
       $10.61   $11.50   $10.42   $10.37   $10.18  $ 10.65  $ 10.65  $ 10.56   $10.19   $   --   $   --   $   --   $   --
        (7.8%)   10.4%     0.5%     1.8%     1.8%       --     0.9%     3.6%     1.9%       --       --       --       --
         3.8%     4.7%     4.2%     2.9%     4.5%       --     4.7%     4.4%     3.7%       --       --       --       --



       $5,606   $4,776   $2,622   $1,237   $   24  $29,834  $24,413  $14,366   $8,384   $3,027   $  100   $   43   $  579
          520      412      250      119        2    2,377    2,039    1,305      790      292        7        4       54
       $10.72   $11.59   $10.48   $10.40   $10.19  $ 12.55  $ 11.97  $ 11.01   $10.60   $10.35   $13.97   $11.91   $10.64
        (7.5%)   10.7%     0.7%     2.1%     1.9%     4.8%     8.8%     3.8%     2.5%     3.5%    17.3%    11.9%       --
         3.5%     4.6%     4.2%     3.1%     1.7%     4.4%     4.7%     4.3%     3.2%     2.1%     3.8%       --     4.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                           ROYCE
                                                   MICRO-CAP PORTFOLIO--
                                                     INVESTMENT CLASS
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $    31   $  338    $  405    $  156    $   84
Units Outstanding..................         4       22        27        13         8
Variable Accumulation Unit Value...   $  8.70   $15.37    $14.82    $12.25    $11.01
Total Return.......................    (43.4%)    3.7%     20.9%     11.3%     10.1%
Investment Income Ratio............      0.9%     1.3%      0.3%      0.7%        --


SERIES III POLICIES(c)
Net Assets.........................   $ 1,567   $3,369    $1,722    $  642    $  211
Units Outstanding..................       178      218       116        52        19
Variable Accumulation Unit Value...   $  8.79   $15.49    $14.90    $12.29    $11.01
Total Return.......................    (43.3%)    4.0%     21.2%     11.6%     10.1%
Investment Income Ratio............      2.8%     1.7%      0.3%      0.6%        --







                                                       T. ROWE PRICE
                                                       EQUITY INCOME
                                                         PORTFOLIO
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   405   $   658   $   659   $  460    $  412
Units Outstanding..................        36        37        38       32        29
Variable Accumulation Unit Value...   $ 11.23   $ 17.64   $ 17.20   $14.56    $14.11
Total Return.......................    (36.3%)     2.5%     18.1%     3.2%     14.1%
Investment Income Ratio............      2.3%      1.7%      1.7%     1.5%      1.6%

SERIES II POLICIES(b)
Net Assets.........................   $ 1,078   $ 2,152   $ 1,681   $2,588    $2,044
Units Outstanding..................       111       141       113      207       170
Variable Accumulation Unit Value...   $  9.72   $ 15.26   $ 14.81   $12.48    $12.04
Total Return.......................    (36.3%)     3.0%     18.7%     3.7%     14.6%
Investment Income Ratio............      2.3%      1.8%      1.6%     1.6%      4.5%

SERIES III POLICIES(c)
Net Assets.........................   $14,562   $20,879   $12,882   $8,428    $3,620
Units Outstanding..................     1,604     1,467       934      727       325
Variable Accumulation Unit Value...   $  9.09   $ 14.23   $ 13.78   $11.59    $11.15
Total Return.......................    (36.1%)     3.3%     19.0%     3.9%     11.5%
Investment Income Ratio............      2.4%      1.8%      1.6%     1.4%      2.6%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                       ROYCE                                    T. ROWE PRICE
               SMALL-CAP PORTFOLIO--                          BLUE CHIP GROWTH
                 INVESTMENT CLASS                                 PORTFOLIO
      --------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2008      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --         --       --        --        --        --
            --       --        --        --         --       --        --        --        --



       $    --   $   --    $   --    $   --    $    --   $   --    $  141    $  241    $  201
            --       --        --        --         --       --        11        21        19
       $ 10.50   $10.50    $10.50    $   --    $ 12.64   $12.64    $12.31    $11.25    $10.65
            --       --      5.0%        --         --     2.7%      9.4%      5.7%      6.5%
            --       --        --        --         --       --      0.2%      0.1%      6.8%



       $ 5,087   $3,797    $1,546    $  187    $ 6,092   $8,877    $7,222    $8,056    $4,500
           609      331       132        18        738      618       567       694       411
       $  8.35   $11.47    $11.72    $10.15    $  8.25   $14.36    $12.73    $11.61    $10.96
        (27.2%)   (2.1%)    15.4%      1.5%     (42.5%)   12.7%      9.7%      5.9%      9.6%
          1.0%     0.1%      0.1%        --       0.1%     0.5%      0.3%      0.1%      2.3%







                   T. ROWE PRICE                                T. ROWE PRICE
                     INDEX 500                               INTERNATIONAL STOCK
                     PORTFOLIO                                    PORTFOLIO
      --------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2008      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --         --       --        --        --        --
       $    --   $   --    $   --    $   --    $    --   $   --    $   --    $   --    $   --
            --       --        --        --         --       --        --        --        --
            --       --        --        --         --       --        --        --        --



       $    --   $   --    $   --    $   --    $   284   $  477    $  377    $  275    $  117
            --       --        --        --         32       27        24        21        10
       $    --   $   --    $   --    $   --    $  8.94   $17.47    $15.50    $13.04    $11.27
            --       --        --        --     (48.8%)   12.8%     18.8%     15.7%     12.7%
            --       --        --        --       2.4%     1.6%      1.4%      1.8%      9.9%



       $   373   $  442    $  347    $   24    $   736   $1,672    $  905    $  375    $  251
            46       34        28         2         82       96        58        29        22
       $  8.03   $12.82    $12.20    $10.57    $  8.95   $17.45    $15.44    $12.96    $11.17
        (37.4%)    5.1%     15.4%      5.7%     (48.7%)   13.0%     19.1%     16.0%     11.7%
          2.1%     1.7%      2.4%      2.4%       2.0%     1.7%      0.9%      1.3%      2.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       T. ROWE PRICE
                                                     LIMITED-TERM BOND
                                                         PORTFOLIO
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $  124    $  121    $  101    $   93    $  200
Units Outstanding..................       10        10         9         9        19
Variable Accumulation Unit Value...   $11.96    $11.80    $11.22    $10.80    $10.64
Total Return.......................     1.3%      5.2%      3.8%      1.5%      0.9%
Investment Income Ratio............     4.0%      4.3%      4.0%      3.5%      9.2%

SERIES III POLICIES(c)
Net Assets.........................   $1,862    $1,604    $  873    $  325    $   63
Units Outstanding..................      163       143        82        32         6
Variable Accumulation Unit Value...   $11.41    $11.23    $10.65    $10.23    $10.05
Total Return.......................     1.6%      5.5%      4.1%      1.8%      0.5%
Investment Income Ratio............     4.0%      4.2%      3.8%      3.0%      4.6%







                                                          VAN ECK
                                                WORLDWIDE ABSOLUTE RETURN--
                                                   INITIAL CLASS SHARES
                                     ------------------------------------------------
                                       2008      2007      2006      2005      2004
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $   --    $   --     $  --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --     $  --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $    --   $   --    $   --     $  --    $   --
Units Outstanding..................        --       --        --        --        --
Variable Accumulation Unit Value...   $    --   $   --    $   --     $  --    $   --
Total Return.......................        --       --        --        --        --
Investment Income Ratio............        --       --        --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $   296   $  306    $  244     $  75    $    9
Units Outstanding..................        31       27        23         8         1
Variable Accumulation Unit Value...   $  9.76   $11.23    $10.79     $9.93    $ 9.91
Total Return.......................    (13.1%)    4.1%      8.7%      0.2%     (0.9%)
Investment Income Ratio............      0.1%     0.6%        --        --        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                        T. ROWE PRICE                                     T. ROWE PRICE
                     NEW AMERICA GROWTH                            PERSONAL STRATEGY BALANCED
                          PORTFOLIO                                         PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2008      2007      2006      2005      2004      2008      2007      2006      2005      2004
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --    $    --   $    --   $    --   $   --    $   --
            --       --        --        --        --         --        --        --       --        --
       $    --   $   --    $   --    $   --    $   --    $    --   $    --   $    --   $   --    $   --
            --       --        --        --        --         --        --        --       --        --
            --       --        --        --        --         --        --        --       --        --



       $    --   $  247    $  295    $   75    $   --    $    --   $    --   $    --   $   --    $   --
            --       18        24         7        --         --        --        --       --        --
       $ 14.07   $13.85    $12.22    $10.64    $   --    $    --   $    --   $    --   $   --    $   --
          1.6%    13.3%     14.9%      6.4%        --         --        --        --       --        --
            --       --      0.1%        --        --         --        --        --       --        --



       $ 1,886   $2,665    $1,011    $  449    $   49    $16,427   $13,558   $19,466   $7,790    $5,185
           232      202        87        42         5      1,675       969     1,497      670       475
       $  8.13   $13.17    $11.58    $10.79    $10.32    $  9.81   $ 13.99   $ 13.00   $11.62    $10.92
        (38.2%)   13.8%      7.3%      4.5%      3.2%     (29.9%)     7.6%     11.9%     6.4%      9.2%
            --       --      0.1%        --      0.3%       2.6%      2.1%      2.3%     1.6%      2.2%






            VAN ECK           VAN ECK WIT
        WORLDWIDE HARD      WORLDWIDE BOND
           ASSETS--             FUND--
         INITIAL CLASS       INITIAL CLASS
            SHARES              SHARES
      ------------------  ------------------
        2008      2007      2008      2007
      --------------------------------------



       $    --     $--     $   --    $   --
            --      --         --        --
       $    --     $--     $   --    $   --
            --      --         --        --
            --      --
            --      --



       $    --     $--     $   --    $   --
            --      --         --        --
       $    --     $--     $   --    $   --
            --      --         --        --
            --      --
            --      --



       $    16     $--     $    4    $   --
             3      --         --        --
       $  4.74     $--     $10.63    $10.26
        (52.6%)     --       3.6%        --
            --      --       1.5%        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the
Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2008 by correspondence with the funds, provide a reasonable basis for our opinion.

pricesig

New York, New York
February 19, 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2008 AND 2007

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2008      2007
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,152 in
     2008 and $1,625 in 2007).................................  $41,308   $39,799
  Trading securities..........................................       52        71
Equity securities, at fair value
  Available-for-sale..........................................    1,133        15
Mortgage loans................................................    5,653     5,208
Policy loans..................................................      750       703
Securities purchased under agreements to resell...............      185       682
Other investments.............................................    1,515       648
                                                                -------   -------
     Total investments........................................   50,596    47,126
Cash and cash equivalents.....................................      907       893
Deferred policy acquisition costs.............................    4,667     3,431
Interest in annuity contracts.................................    4,716     4,468
Amounts recoverable from reinsurer............................    6,604     6,601
Other assets..................................................    1,847       869
Separate account assets.......................................   12,881    19,093
                                                                -------   -------
     Total assets.............................................  $82,218   $82,481
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $48,766   $42,795
Future policy benefits........................................    3,733     2,766
Policy claims.................................................      193       183
Obligations under structured settlement agreements............    4,716     4,468
Amounts payable to reinsurer..................................    5,686     5,379
Other liabilities.............................................    2,253     2,824
Separate account liabilities..................................   12,881    19,093
                                                                -------   -------
     Total liabilities........................................   78,228    77,508
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    2,628     1,410
Accumulated other comprehensive income........................   (2,137)       95
Retained earnings.............................................    3,474     3,443
                                                                -------   -------
     Total stockholder's equity...............................    3,990     4,973
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,218   $82,481
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2008     2007     2006
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,374   $  855   $  565
  Fees-universal life and annuity policies................     619      601      487
  Net investment income...................................   2,755    2,578    2,400
  Net investment losses...................................    (406)     (66)     (41)
  Net revenue from reinsurance............................     206      206      214
  Other income............................................      35       36       28
                                                            ------   ------   ------
     Total revenues.......................................   4,583    4,210    3,653
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,141    1,781    1,646
  Increase in liabilities for future policy benefits......   1,225      777      529
  Policyholder benefits...................................     349      204      114
  Operating expenses......................................     900      963      899
                                                            ------   ------   ------
     Total expenses.......................................   4,615    3,725    3,188
                                                            ------   ------   ------
  (Loss) Income before income taxes.......................     (32)     485      465
  Income tax (benefit) expense............................     (63)     159      138
                                                            ------   ------   ------
NET INCOME................................................  $   31   $  326   $  327
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                  (IN MILLIONS)

                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2006...........    $25       $1,410      $2,828       $   231         $ 4,494
                                                                                            -------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                          (154)           (154)
                                                                                            -------
  Other comprehensive income.........                                                          (154)
                                                                                            -------
Total comprehensive income...........                                                           173
                                                                                            -------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143            77           4,655
                                                                                            -------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 3).........                             (26)                          (26)
                                         ---       ------      ------       -------         -------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117            77           4,629
                                                                                            -------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                            -------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                            18              18
                                                                                            -------
  Other comprehensive income.........                                                            18
                                                                                            -------
Total comprehensive income...........                                                           344
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2007.........     25        1,410       3,443            95           4,973
Comprehensive income:
  Net income.........................                              31                            31
                                                                                            -------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                        (2,232)         (2,232)
                                                                                            -------
  Other comprehensive income.........                                                        (2,232)
                                                                                            -------
Total comprehensive income...........                                                        (2,201)
                                                                                            -------
  Capital Contribution...............               1,218                                     1,218
                                         ---       ------      ------       -------         -------
BALANCE AT DECEMBER 31, 2008.........    $25       $2,628      $3,474       $(2,137)        $ 3,990
                                         ===       ======      ======       =======         =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2008       2007       2006
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $     31   $    326   $    327
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        10         34         55
     Net capitalization of deferred policy acquisition
       costs............................................      (324)      (128)      (248)
     Annuity and universal life fees....................      (489)      (455)      (412)
     Interest credited to policyholders' account
       balances.........................................     2,141      1,781      1,646
     Net investment losses..............................       406         66         41
     Equity in earnings of limited partnerships.........        65          1          1
     Deferred income taxes..............................       104          1         52
     Net revenue from intercompany reinsurance..........       (74)       (45)       (57)
     Net change in unearned revenue liability...........        36         30         49
     Changes in:
       Other assets and other liabilities...............        23        (67)         8
       Reinsurance recoverables and payables............        38         10         25
       Trading securities...............................         7          9         (1)
       Policy claims....................................        10         27         30
       Future policy benefits...........................     1,233        781        543
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,217      2,371      2,059
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Sale of available-for-sale fixed maturities........    16,084     12,765     11,100
     Maturity of available-for-sale fixed maturities....     1,217        997      1,337
     Sale of equity securities..........................        51         67         44
     Repayment of mortgage loans........................       491        449        618
     Sale of other investments..........................       129        181         95
  Cost of:
     Available-for-sale fixed maturities acquired.......   (23,354)   (15,147)   (15,182)
     Equity securities acquired.........................      (241)        (5)       (50)
     Cash collateral paid on derivatives................       (12)        (2)        --
     Mortgage loans acquired............................      (936)    (1,468)    (1,198)
     Other investments acquired.........................      (994)      (278)      (262)
     Securities purchased under agreements to resell....       497       (305)       (90)
  Policy loans (net)....................................       (47)       (51)       (52)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (7,115)    (2,797)    (3,640)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     9,509      5,467      6,183
     Withdrawals........................................    (4,973)    (4,809)    (4,174)
     Net transfers to the separate accounts.............      (307)      (544)      (371)
  (Decrease) increase in loaned securities..............      (460)       642        247
  Securities sold under agreements to repurchase (net)..        34          2       (154)
  Net (paydowns) proceeds from debt.....................        --         (1)         8
  Change in book and bank overdrafts....................        29        (19)        18
  Distribution to stockholder...........................        --         --        (12)
  Net distribution to limited partner...................        --         (7)        --
  Cash collateral received on derivatives...............        69          5         (3)
  Cash contribution from parent.........................        11         --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     3,912        736      1,742
                                                          --------   --------   --------
Net increase in cash and cash equivalents...............        14        310        161
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       893        583        422
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    907   $    893   $    583
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2008, 2007 AND 2006

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments, which the Company has both the ability and the intent to hold to maturity, are stated at amortized cost and classified as held-to-maturity. Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value refer to Note 14 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidation Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans. Changes in future anticipated prepayment speeds and estimated cash flows on these securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method. Prepayment assumptions for these securities are obtained from a bank or internal estimates.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 14 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


sale are reflected in net unrealized investment losses in accumulated other comprehensive income, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, when the recoverable value of the investment, based upon reasonably estimable cash flow and the fair value of the security are greater than the carrying value of the investment after the impairment.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for impairments. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investments in VIEs are discussed in Note
4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset, due to unrealized investment gains or losses, is recorded in other comprehensive income. Beginning in 2009 for new business, the Company will increase the amortization period for universal life policies and deferred annuity contracts to 99 years.

     DAC for annuity policies with life contingencies is amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2008 and 2007, the Company

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


evaluated the creditworthiness of counterparties, and, except as discussed in
Note 11 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses in the accompanying Consolidated Statement of Income, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity securities and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in accumulated other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses in the accompanying Consolidated Statement of Income. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
6 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, receivable from affiliates, and net deferred tax assets. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2008, 2007 and 2006.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted FASB Interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109. Under FIN No. 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for certain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are record as liabilities but off set to other assets in the accompanying Consolidated Balance Sheet and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2008 and 2007, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2008 and 2007 represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     For fair values of various assets and liabilities refer to Note 14 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption. In some cases, the markets have exerted downward pressure on the availability of liquidity and capital. In the event the Company needs access to additional capital, its ability to obtain such capital may be limited and the cost of any such capital may be higher than available today.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio will decrease in value. If interest rates decline, the securities in the fixed income portfolio will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, are generally less liquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility. The future path of interest rates is uncertain. Large shocks to the level of interest rates or the shape of the yield curve may have an adverse financial impact to the Company as a result of the potential changes in policyholder behavior, spreads between our portfolio yields and crediting rates, or investment gains (losses).

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may, in the future, downgrade certain issuers or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     The Company has exposure to sub-prime and mid-prime residential mortgage lending through its fixed maturity investments that are collateralized by mortgages that include sub-prime or mid-prime lending. Sub-prime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage-underwriting standards that provide for affordable mortgage products. These investments are primarily in the form of asset-backed securities ("ABS") supported by sub-prime or mid-prime mortgage loans or collateralized debt securities ("CDO") that contain a sub-prime or mid-prime loan component. At December 31, 2008, the market value of investments supported by sub-prime collateral is approximately $178 million with an unrealized loss of $37 million. Of this amount, 86.1% had "AAA" or "AA" credit quality ratings. At December 31, 2008, the market value of investments supported by mid-prime collateral is approximately $652 million with an unrealized loss of $194 million. Of this amount, 83.0% had "AAA" or "AA" credit quality ratings. The Company manages its sub-prime and mid-prime risk exposure by limiting the Company's holdings in these types of instruments, maintaining high credit quality investments, and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. These tax laws have been put in place to serve the social purpose of encouraging the purchase of life insurance for the protection of families and businesses. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note
14 -- Fair Value Measurements for more information on SFAS No. 157.

     In February 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which delayed the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company did not apply the provisions of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2. The effect is not expected to be significant in 2009.

     In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset when the Market for that Asset is Not Active" ("FSP FAS 157-3"). This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP FAS 157-3 was effective upon issuance and did not have a material impact on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS No. 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In April 2007, the FASB issued FSP FIN No. 39-1, "Amendment of FIN No. 39" ("FSP FIN 39-1"). This FSP modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts", and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, "Hedging -- General: Issues Involving the Application of the Shortcut Method under Paragraph 68" ("Implementation Issue E23"). Implementation Issue E23 amends SFAS No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In September 2008, the FASB issued FSP FAS 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees" an amendment of SFAS No. 133 and FIN No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee's performance risk. This FSP is effective for the Company's 2008 annual consolidated financial statements.

     In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities." This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of the FSP did not affect the Company's consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 4.

     In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20." This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued FSP No. 48-2, "Effective Date of FIN 48 for Certain Nonpublic Enterprises", which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted FIN No. 48 as of January 1, 2007. The cumulative effect of the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140". This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $48 million and $64 million at December 31, 2008 and 2007, respectively.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")". SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161") -- an amendment of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement amends and expands the disclosure requirements of SFAS 133 with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and; (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Company is currently assessing the impact of SFAS No. 161 on the notes to consolidated financial statements.

     In February 2008, the FASB issued FSP FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions." The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. This guidance is not expected to impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2008 and 2007, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2008                  2007
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,485    $ 1,464    $   145    $   145
Due after one year through five years....    12,417     11,626      8,176      8,279
Due after five years through ten years...     9,160      8,009     12,243     12,181
Due after ten years......................     4,049      3,869      5,896      6,043
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       671        690      1,512      1,509
  Other mortgage-backed securities.......    13,342     11,923      7,949      7,999
  Other asset-backed securities..........     4,333      3,670      3,597      3,549
  Redeemable preferred securities........        76         57         95         94
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $45,533    $41,308    $39,613    $39,799
                                            =======    =======    =======    =======



     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2008
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,432       $148        $    5       $ 2,575
U.S. agencies, state and municipal......        88          1            10            79
Foreign governments.....................       577         87            14           650
Corporate...............................    24,685        272         2,603        22,354
Mortgage-backed securities..............    13,342        242         1,661        11,923
Asset-backed securities.................     4,333         13           676         3,670
Redeemable preferred securities.........        76         --            19            57
                                           -------       ----        ------       -------
  TOTAL AVAILABLE-FOR-SALE..............   $45,533       $763        $4,988       $41,308
                                           =======       ====        ======       =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......        66         10           --             76
Foreign governments.....................       581         53            2            632
Corporate...............................    24,341        513          418         24,436
Mortgage-backed securities..............     7,949        122           72          7,999
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        95          1            2             94
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======



     At December 31, 2008, the Company had $10 million in contractual obligations to acquire additional private placement securities. At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2008. These investments have been deemed other than temporarily impaired. At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months.

  EQUITY SECURITIES

     At December 31, 2008 and 2007, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2008.....................................  $1,096       $39          $2         $1,133
2007.....................................  $   12       $ 5          $2         $   15


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2008 and 2007, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $109 million and $106 million, respectively, at fixed and floating interest rates ranging from 2.28% to 7.00% in 2008, and fixed and floating interest rates ranging from 5.4% to 6.1% in 2007. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2008 and 2007, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2008               2007
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,637     29.0%   $1,285     24.7%
  Residential.................................    1,134     20.1%    1,322     25.4%
  Retail facilities...........................      986     17.4%      882     16.9%
  Apartment buildings.........................      931     16.5%      895     17.2%
  Industrial..................................      905     16.0%      809     15.5%
  Other.......................................       60      1.0%       15      0.3%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,574     27.9%   $1,453     27.9%
  Pacific.....................................    1,508     26.7%    1,398     26.8%
  South Atlantic..............................    1,251     22.1%    1,131     21.7%
  Middle Atlantic.............................    1,093     19.3%      982     18.9%
  New England.................................      227      4.0%      244      4.7%
  Other.......................................       --      0.0%       --      0.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,653    100.0%   $5,208    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2008 and 2007 was summarized below (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $ 9    $7
Additions charged to operations..............................     4     2
                                                                ---    --
ENDING BALANCE...............................................   $13    $9
                                                                ===    ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2008 and 2007 were as follows (in millions):

                                                              2008    2007
                                                             ------   ----
New York Life Short Term Fund..............................  $  698   $191
Collateralized third party loans...........................     353    155
Limited partnerships/Limited liability companies...........     332    230
Derivatives................................................     118     59
Real estate................................................       1     11
Collateral support agreements..............................      13      2
                                                             ------   ----
  TOTAL OTHER INVESTMENTS..................................  $1,515   $648
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("New York Life Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $8 million and $10 million for the years ended December 31, 2008 and 2007, respectively, and were recorded as a component of accumulated other comprehensive income in the accompanying Consolidated Balance Sheet.

     There was no accumulated depreciation on real estate for December 31, 2008. Accumulated depreciation on real estate was $6 million for December 31, 2007. Depreciation expense for the years ended December 31, 2008, 2007 and 2006 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships, limited liability companies, and collateralized third party loans amounted to $671 million and $125 million at December 31, 2008 and 2007, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIE invested in as of December 31, 2008 and 2007. The investments in these CDOs are included in asset-backed securitizations ($6 million) and equity in asset-backed securitizations ($2 million) in the table below.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements, and purchase agreements, the Company determined that they are not the primary beneficiary of any structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant variable interests at December 31, 2008 and 2007 (in millions):

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2008   2007
                                                               ----   ----
Asset-backed securitizations.................................   $22   $ 25
Private placement structured notes...........................    61     82
Other investments:
  Equity in asset-backed securitizations.....................     2     15
  Limited partnerships.......................................     2      6
                                                                ---   ----
     TOTAL...................................................   $87   $128
                                                                ===   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations nor did it provide any additional financial or other support during the year.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million at December 31, 2008 and 2007 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fixed maturities....................................  $2,458   $2,308   $2,179
Equity securities...................................       6        8        5
Mortgage loans......................................     316      271      239
Policy loans........................................      52       48       46
Other investments...................................       1       54       32
                                                      ------   ------   ------
  Gross investment income...........................   2,833    2,689    2,501
Investment expenses.................................     (78)    (111)    (101)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,755   $2,578   $2,400
                                                      ======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2008, 2007 and 2006, net investment losses were as follows (in millions):

                                                          2008   2007   2006
                                                         -----   ----   ----
Fixed maturities.......................................  $(404)  $(70)  $(28)
Equity securities......................................     (8)     7     (8)
Mortgage loans.........................................     (4)    (2)    (1)
Derivative instruments.................................     11      5     (6)
Other investments......................................     (1)    (6)     2
                                                         -----   ----   ----
  NET INVESTMENT LOSSES................................  $(406)  $(66)  $(41)
                                                         =====   ====   ====



     The net losses on fixed maturity trading securities amounted to $11 million for December 31, 2008. The net losses on both fixed maturity trading securities and equity trading securities amounted to $4 million for both December 31, 2007 and 2006. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $131 million, $100 million and $67 million for the years ended December 31, 2008, 2007 and 2006, respectively; and realized losses were $193 million, $114 million and $100 million, respectively.

     Losses from other-than-temporary impairments on fixed maturities (included in net investment losses on fixed maturities in the above table) were $331 million, $51 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were $9 million for December 31, 2008, less than $1 million for December 31, 2007 and $2 million for December 31, 2006.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2008 and 2007 (in millions):

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       42          9          3          1          45         10
  Foreign governments............       56         12         14          2          70         14
  Corporate......................   10,994      1,189      4,514      1,415      15,508      2,604
  Mortgage-backed securities.....    3,546      1,022      1,236        639       4,782      1,661
  Asset-backed securities........    2,544        377        809        299       3,353        676
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --            7        --            7        --
  Foreign governments............      19         1           44         1           63         2
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1        --           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     EQUITIES....................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====



     At December 31, 2008, fixed maturities represented nearly 100% of the Company's total unrealized loss amount, which was comprised of approximately 4,103 different securities. Equity securities comprise less than 1% of the Company's total unrealized loss amount, consisting of 241 securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2008, totaled $2,618 million or 52% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $2,370 million or 48% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $3,903 million or 78% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $1,086 million or 22% of the Company's total fixed maturities unrealized losses.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $3,521 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $3,137 for 6 months or less, $361 million for greater than 6 months through 12 months, and $23 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it had the ability and intent to hold until recovery.

     Despite a decline in interest rates during the latter half of 2008, credit spreads widened significantly during the same period as the market experienced a flight to quality securities. The declining U.S. housing market, global

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


credit crisis, U.S. recession and declining global economy all contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     Corporate Bonds. Unrealized losses on corporate bonds were $2,604 million or 52% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 2,571 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 80% of the security's amortized cost totaled $1,634 million or 33% of the total unrealized losses on fixed maturities. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors caused significant credit spread widening and contributed to the unrealized losses. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Real Estate Investment Trusts ("REITs") ($380 million), building products ($139 million), gaming and leisure ($120 million), utilities ($94 million), and finance ($91 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $1,661 million or 33% percent of the total unrealized losses for fixed maturities. These losses are spread across approximately 839 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security's amortized cost represented $1,412 million or 85% of total unrealized losses on mortgage -- backed securities. The majority of our holdings (approximately 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other than temporary impairments in accordance with our impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $676 million or 14% of the total unrealized losses for fixed maturities. These losses are spread across approximately 644 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with our impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $442 million or 65% of the total unrealized losses for asset-backed securities. The Company had the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore, the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007    2006
                                                       -------   ----   -----
Net unrealized investment gains, beginning of the
  year...............................................  $    95   $ 77   $ 231
                                                       -------   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising
       during the period.............................   (2,665)    41    (217)
     Less: Reclassification adjustments for (losses)
       gains included in net income..................      153     15      (1)
                                                       -------   ----   -----
     Change in net unrealized investment (losses)
       gains, net of adjustments.....................   (2,818)    26    (216)
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      593    (14)     55
  Policyholders' account balances and future policy
     benefits........................................      (42)     9       4
  Other assets (deferred sales inducements)..........       35     (3)      3
                                                       -------   ----   -----
Change in net unrealized investment (losses) gains...   (2,232)    18    (154)
                                                       -------   ----   -----
NET UNREALIZED INVESTMENT (LOSSES) GAINS, END OF
  YEAR...............................................  $(2,137)  $ 95   $  77
                                                       =======   ====   =====



     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax (benefit) expense of $(1,435) million, $22 million and $(117) million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $82 million, $8 million and less than $(1) million respectively.

     DAC in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $319 million, $(8) million and $29 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $(23) million, $5 million and $2 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2008, 2007 and 2006 are net of income tax expense (benefit) of $19 million, $(1) million, and $2 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in other comprehensive income at December 31, 2008, 2007 and 2006 are as follows (in millions):

                                                         2008    2007   2006
                                                       -------   ----   ----
Net unrealized investment (losses) gains.............  $(4,158)  $177   $137
Impact of net unrealized investment (losses) gains
  on:
  DAC................................................      871    (41)   (19)
  Policyholders' account balance and future policy
     benefits........................................      (56)     9     (5)
  Other assets (deferred sales inducements)..........       55      1      5
  Deferred taxes.....................................    1,151    (51)   (41)
                                                       -------   ----   ----
TOTAL NET UNREALIZED INVESTMENT (LOSSES) GAINS.......  $(2,137)  $ 95   $ 77
                                                       =======   ====   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2008 and 2007 were as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Deferred annuities......................................  $28,776   $23,950
Universal life contracts................................   18,870    18,180
Supplementary contracts without life contingencies......      282       287
Unearned revenue liability..............................      371       270
Guaranteed Minimum Accumulation Benefit.................      316        72
Other...................................................      151        36
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $48,766   $42,795
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2008 and 2007, of the total policyholders' account balances of $48,766 million and $42,795 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $47,927 million and $42,416 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $46,263 million and $40,884 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2008:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             -------------     ----------------------------
Deferred annuities................  2.40% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.60% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  3.05% to 6.04%    Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2008 and 2007 were as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  702   $  968
  Other life..............................................      94       75
                                                            ------   ------
       Total life insurance...............................     796    1,043
Individual and group payout annuities.....................   2,870    1,680
Other contract liabilities................................      67       43
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $3,733   $2,766
                                                            ======   ======



     At December 31, 2008 and 2007, of the total future policy benefits of $3,733 million and $2,766 million, respectively, the total amounts related to policies that have surrender privileges were $732 million and $260 million, respectively. The amounts payable in cash to policyholders at December 31, 2008 and 2007 were $732 million and $260 million, respectively.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2008:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.37% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2008 and 2007, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contract holders at December 31, 2008 and 2007 for GMDB and GMAB ($ in millions):

                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of
  contractholders.......................           53                54                55



                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                54                56

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2006...........................  $ 30   $  9    $ 39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                       ----   ----    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2008.........................  $ 65   $316    $381
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives under SFAS No. 149 and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 14 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2008 and 2007:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 3.14% to 10.89% for 2008 and 0.77% to 7.50% for 2007.

     - Volatility assumption was 13.08% for 2008 and 14.62% for 2007.

     - Mortality was assumed to be 91.00% of the A2000 table for both 2008 and 2007.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 8.10% for 2008, and 0.50% to 30.00%, with an average of 12.00% for 2007.

     - Discount rates ranged from 6.01% to 7.61% for 2008 and 5.26% to 7.61% for 2007.

     The following table presents the aggregate fair value of assets at December 31, 2008 and 2007, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2008               2007
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 5,367   $  804   $ 9,417   $1,169
  Fixed income..............................    1,782      191     2,177      184
  Balanced..................................    1,550      162     2,063      162
General Account.............................    4,711      341     4,967      293
                                              -------   ------   -------   ------
     TOTAL..................................  $13,410   $1,498   $18,624   $1,808
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-1 liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2008 and 2007 (in millions):

                                                               2008   2007
                                                               ----   ----
Beginning balance............................................   $29    $23
Net liability increase.......................................    12      6
                                                                ---    ---
Ending balance...............................................   $41    $29
                                                                ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2008 and 2007 are as follows (in millions):

                                                            2008      2007
                                                          -------   -------
Registered..............................................  $12,271   $18,340
Non-registered..........................................      610       753
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $12,881   $19,093
                                                          =======   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2008, 2007 and 2006 is as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Balance at beginning of year                          $3,431   $3,310   $2,978
  Cumulative effect of accounting change, pre-tax
     (SOP 05-1).....................................      --       15       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,431    3,325    2,978
  Current year additions............................     673      560      593
  Amortized during year.............................    (349)    (432)    (345)
                                                      ------   ------   ------
  Change during year................................     324      128      248
  Balance at end of year before related
     adjustments....................................   3,755    3,453    3,226
  Adjustment for change in unrealized investment
     gains..........................................     912      (22)      84
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $4,667   $3,431   $3,310
                                                      ======   ======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2008   2007   2006
                                                         ----   ----   ----
Balance at beginning of year...........................  $272   $228   $230
  Cumulative effect of accounting change, pre-tax (SOP
     05-1).............................................    --      6     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   272    234    230
  Current year additions...............................    64     90     37
  Amortized during year................................   (59)   (48)   (44)
  Adjustment for change in unrealized investment
     gains.............................................    54     (4)     5
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $331   $272   $228
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2008   2007   2006
                                                        -----   ----   ----
Current:
  Federal.............................................  $(167)  $154   $ 85
  State and local.....................................     --      4      1
                                                        -----   ----   ----
                                                         (167)   158     86
Deferred:
  Federal.............................................    104      1     52
                                                        -----   ----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $ (63)  $159   $138
                                                        =====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax asset (liability) reported in other assets and other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2008 and 2007 are as follows (in millions):

                                                             2008     2007
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  663   $  669
  Employee and agents benefits............................      59       61
  Investments.............................................   1,474       --
  Other...................................................      21       16
                                                            ------   ------
     Gross deferred tax assets............................   2,217      746
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,398      964
  Investments.............................................      --       60
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,398    1,024
                                                            ------   ------
       NET DEFERRED TAX ASSET (LIABILITY).................  $  819   $ (278)
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2008, 2007 and 2006:

                                                       2008      2007      2006
                                                      -----      ----      ----
Statutory federal income tax rate...................   35.0%     35.0%     35.0%
Tax exempt income...................................  149.4%     (4.7)%    (4.9)%
Uncertain tax position..............................   (7.5)%     2.8%      0.0%
Investment credits..................................   14.8%     (0.8)%    (0.3)%
Other...............................................    4.5%      0.5%      0.0%
                                                      -----      ----      ----
EFFECTIVE TAX RATE..................................  196.2%     32.8%     29.8%
                                                      =====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 3 -- Recent Accounting Pronouncements, as of December 31, 2008 and 2007, the Company had recorded an income tax receivable/(payable) from New York Life of $85 million and $(95) million, respectively, included in other assets and other liabilities in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and is currently auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2008 and 2007 are as follows (in millions):

                                                                 TOTAL
                                                                UNRECOG-
                                                               NIZED TAX
                                                                BENEFITS
                                                              -----------
                                                              2008   2007
                                                              ----   ----
BEGINNING OF PERIOD BALANCE.................................  $107   $ 94
Reductions for tax positions of prior years.................    (1)    (1)
Additions for tax positions of current year.................    24     14
Settlements with tax authorities............................   (14)    --
                                                              ----   ----
END OF PERIOD BALANCE.......................................  $116   $107
                                                              ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2008 and 2007 is $43 million and $42 million, respectively. Total interest and penalties for the years ended December 31, 2008 and 2007, aggregated $8 million and $10 million, respectively, and are included in income tax (benefit) expense in the accompanying Consolidated Statement of Income. At December 31, 2008 and 2007, the Company had accrued $36 million and $33 million, respectively, of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 74% and 72% of the reinsurance ceded to non-affiliates at December 31, 2008 and 2007, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $9 million and

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$4 million for December 31, 2008 and 2007, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $5 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2008, 2007 and 2006, $75 million, $44 million and $54 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2008, 2007 and 2006 was as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  305   $  317   $  341
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  211   $  204   $  210
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $   95   $  110   $  130
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,692   $5,455   $5,238
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,653   $5,349   $5,089
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2008   2007    2006
                                                        ----   ----   ------
Amounts recoverable from reinsurer....................  $702   $968   $1,055
Premiums ceded........................................  $ 74   $121   $  158
Benefits ceded........................................  $367   $214   $   81

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2008, 2007 and 2006 were as follows (in millions):

                                                       2008     2007     2006
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,447   $  976   $  723
  Assumed...........................................       2        1        1
  Ceded.............................................     (75)    (122)    (159)
                                                      ------   ------   ------
Net premiums........................................  $1,374   $  855   $  565
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  539   $  515   $  509
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  206   $  214
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  704   $  522   $  350
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   11   $    8
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,604   $6,601   $6,432
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,686   $5,379   $5,114
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   51   $  126   $  170
                                                      ------   ------   ------



NOTE 11 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include interest rate and equity options as well as interest rate, currency and credit default swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation in excess of a specified threshold. The threshold typically declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     In September 2008, one of our derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. In accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), a gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in accumulated other comprehensive income. The gains will be reclassified into net investment losses when the hedged forecasted transactions occur. A gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregated realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2008 and 2007 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $   318    $ 27    $ 1,183    $ 12
Currency swaps................................       101       7        129     (14)
Equity options................................       239      61        315      19
Interest rate options.........................    17,975       6     19,050      27
Credit default swaps..........................        13      (1)         1      --
                                                 -------    ----    -------    ----
  TOTAL.......................................   $18,646    $100    $20,678    $ 44
                                                 =======    ====    =======    ====



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2008 and 2007 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2008               2007
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $ --    $    --    $--
Cash flow hedges..............................       178      30        245     --
Non-qualifying derivatives....................    18,468      70     20,433     44
                                                 -------    ----    -------    ---
  TOTAL.......................................   $18,646    $100    $20,678    $44
                                                 =======    ====    =======    ===



     For the years ended December 31, 2008 and 2007, there were no net investment gains or losses related to the ineffective portion of fair value hedges.

     During 2008 and 2007, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                           2008   2007   2006
                                                           ----   ----   ----
Other comprehensive income (loss) balance at the
  beginning of the year..................................   $(2)   $ 2    $ 7
Gains (losses) deferred in other comprehensive income on
  the effective portion of cash flow hedges..............    31     (5)    (7)
Gains reclassified to net income.........................     6      1      2
                                                            ---    ---    ---
Other comprehensive income (loss) balance at the end of
  the year...............................................   $35    $(2)   $ 2
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges totaled less than $1 million for year ended December 31,2008. For the years ended December 31, 2007, and 2006, the ineffective portion of the cash flow hedges was less than $1 million. All components of each derivative's gains or losses were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2008 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains and losses. For the years ended December 31, 2008, 2007 and 2006, the Company included in net investment losses in the accompanying Consolidated Statement of Income $10 million, $16 million and $(6) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2008 and 2007, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 12 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $10 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2008 and 2007, $1,152 million and $1,625 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2008 and 2007, the Company recorded cash collateral received under these agreements of $1,197 million and $1,656 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2008 or 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2008 and 2007, the Company had agreements to purchase and resell securities totaling $185 million and $682 million at an average coupon rate of 0.02% and 4.20%, respectively. At December 31, 2008, the Company had agreements to sell and repurchase securities totaling $36 million at an average coupon rate of 5.09%. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%.

NOTE 13 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $668 million, $629 million and $624 million for the years ended December 31, 2008, 2007 and 2006, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash transferred to it by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2008, 2007 and 2006, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investments whereby New York Life Investments provide investment advisory services to the Company. At December 31, 2008, 2007 and 2006, the total cost for these services amounted to $46 million, $41 million and $40 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, New York Life Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. New York Life Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, New York Life Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from New York Life Investments for the years ended December 31, 2008, 2007 and 2006 of $15 million, $17 million, and $15 million, respectively.

     At December 31, 2008 and 2007, the Company had a net liability of $295 million and $197 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2008 and 2007, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,716 million and $4,468 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.30%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2008 and 2007, the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $184 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $86 million, $111 million and $92 million, for the years ended December 31, 2008, 2007 and 2006, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the year ended December 31, 2008, the Company incurred an expense of $14 million under this new agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2008 or December 31, 2007.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2008 and 2007 there was no outstanding balance due to Capital Corporation. There was no interest expense for 2008. Interest expense for 2007 and 2006 was $1 million and $5 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2008 and 2007, the Company had recorded a receivable from

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2008, 2007 and 2006.

     The Company has a participation agreement with MCF, which allows with the Company to purchase collateralized loans to third parties underwritten by MCF. Under the participation agreement, NYLIAC assumes the performance risk on these loans with no recourse against MCF. In 2008 the Company purchased certain loans from MCF with a commitment amount of $269 million. In 2007, the Company purchased certain loans from MCF with a commitment amount of $88 million. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $4 million, $15 million and $14 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $2 million from NYLAZ for the year ended December 31, 2008.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, the Company recorded liabilities of approximately $2,363 million and $2,395 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2008 and 2007, policyholders' account balances and separate account liabilities related to these policies aggregated $243 million and $313 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2008, the Company recorded commission and fee expense to NYLINK agents of $3 million. For the years ended December 31, 2007 and 2006, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 14 -- FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value that includes a three level hierarchy. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value measurements falls is determined based on the lowest level input that is significant to the fair value measurements.

     The Company applied the provisions of SFAS No. 157 prospectively to assets and liabilities measured at fair value. The adoption of SFAS No. 157 changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of SFAS No. 157 did not materially impact the fair values of other financial instruments.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily net asset value
         ("NAV") and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair value for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurements. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2008 (in millions):

                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholder account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The table below presents a reconciliation of all Level 3 assets and liabilities for the year ended December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE      TRADING       AVAILABLE        OTHER          FROM       ACCOUNT
                                     -FOR-SALE     SECURITIES     -FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF YEAR....      $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment income(1)..           5           1             --             --            --           --
       Net investment gains
          (losses)...............         (54)         (9)            (8)            --            --          (75)
       Other income..............          --          --             --             --             6           --
       Interest credited to
          policyholders' account
          balances...............          --          --             --             --            --           --
     Other comprehensive income..        (297)         --             --              5            --           --
  Purchases, sales, issuances,
     and settlements.............         173          (4)             1             --            --           67
  Transfers into (out of) Level
     3(2)........................         212          (4)             5             --            --          158
                                       ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR..........      $1,770         $36            $ 1            $ 4           $ 9         $150
                                       ======         ===            ===            ===           ===         ====




                                                                    LIABILITIES
                                                            ---------------------------
                                                            POLIYHOLDERS'
                                                               ACCOUNT         OTHER
                                                               BALANCES     LIABILITIES
                                                            -------------   -----------
FAIR VALUE, BEGINNING OF YEAR.............................       $ 72           $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)...........................         --            --
       Net investment gains (losses)......................         --             1
       Other income.......................................         --            --
       Interest credited to policyholders' account
          balances........................................        236            --
     Other comprehensive income...........................         --            --
  Purchases, sales, issuances, and settlements............          8            --
  Transfers into (out of) Level 3(2)......................         --            --
                                                                 ----           ---
FAIR VALUE, END OF YEAR...................................       $316           $ 1
                                                                 ====           ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.
(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRANSFERS

     Net transfers into Level 3 for fixed maturities available-for-sale totaled $212 million during the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

     The table below includes the unrealized gains (losses) for the year ended December 31, 2008 by category for Level 3 assets and liabilities still held at December 31, 2008 (in millions):

                                                                         ASSETS
                                    --------------------------------------------------------------------------------
                                                                    EQUITY
                                       FIXED         FIXED        SECURITIES                    AMOUNTS
                                    MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                     AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                      FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURER     ASSETS
                                    -----------   -----------   -------------   -----------   -----------   --------
EARNINGS:
  Net investment income..........      $   4          $  1           $--            $--           $--         $ --
  Net investments gains
     (losses)(3).................        (54)          (10)           (8)            --            --          (75)
  Other income...................         --            --            --             --             6           --
  Interest credited to
     policyholders' account
     balance.....................         --            --            --             --            --           --
  Other comprehensive income.....       (296)           --            --              5            --           --
                                       -----          ----           ---            ---           ---         ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES).......................      $(346)         $ (9)          $(8)           $ 5           $ 6         $(75)
                                       =====          ====           ===            ===           ===         ====




                                                                      LIABILITIES
                                                              ---------------------------
                                                              POLIYHOLDERS'
                                                                 ACCOUNT         OTHER
                                                                 BALANCES     LIABILITIES
                                                              -------------   -----------
EARNINGS:
  Net investment income.....................................       $ --           $--
  Net investments gains (losses)(3).........................         --            (1)
  Other income..............................................         --            --
  Interest credited to policyholders' account balance.......        237            --
  Other comprehensive income................................         --            --
                                                                   ----           ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES)...................       $237           $(1)
                                                                   ====           ===



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FIXED MATURITY AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurements. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 of the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in Other Investments or Other Liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 1 in the fair value hierarchy include certain option contracts that are traded on an active exchange.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 of our fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     As discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the provisions of SFAS No. 157 related to the non-financial assets and non-financial liabilities within the scope of FSP FAS No. 157-2.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Note 4 of the Notes to the Consolidated Financial Statements at December 31, 2008 and 2007 are presented below (in millions):

                                                        2008                        2007
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,653       $ 5,274       $ 5,208       $ 5,234
Collateralized third party commercial
  loans....................................       353           342           155           155
Securities purchased under agreements to
  resell...................................       185           185           682           682
LIABILITIES
Policyholders' account
  balances -- investment contracts.........    25,637        24,193        20,502        20,502
Collateral received on securities lending
  and repurchase agreements................     1,197         1,197         1,656         1,656


     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans. At December 31, 2007, fair value was considered to approximate carrying value as the spreads reflected market conditions at that time.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2007, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 15 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $13 million, $146 million and $78 million during 2008, 2007 and 2006, respectively.

     Total interest paid was $15 million, $17 million and $18 million during 2008, 2007 and 2006, respectively.

     There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Non-cash investing transactions were $4 million and $35 million for the years ended December 31, 2007 and 2006, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 16 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations, the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has no permitted practices.

     At December 31, 2008 and 2007, statutory stockholder's equity was $3,596 million and $2,650 million, respectively. Statutory net income for the years ended December 31, 2008, 2007 and 2006 was ($387) million, $289 million and $252 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2008 or 2007. As of December 31, 2008, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $943 million. The maximum amount of dividends that may be paid in 2009 without prior approval is $357 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 13 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 18, 2009